EXECUTION VERSION

“SALE, PURCHASE AND ESCROW AGREEMENT
This Sale, Purchase and Escrow Agreement (this “Agreement”), dated as of September 29, 2016, (the “Effective Date”) is made by and between REDROCK NOHO RESIDENTIAL, LLC, a Delaware limited liability company (“Seller”) and NOHO COMMONS PACIFIC OWNER LLC, a Delaware limited liability company(“Purchaser”) and constitutes (i) a contract of sale and purchase between Seller and Purchaser; and (ii) an escrow agreement among Seller, Purchaser, and Chicago Title Insurance Company (“Escrow Agent”), the consent of which appears herein.
ARTICLE I
RECITALS
1.1    Real Property. Seller owns and holds fee title to that certain land (the “Land”) described in Exhibit A, together with all improvements (the “Improvements”) located thereon commonly known as the Lofts at NoHo Commons, a residential property located at 11136 Chandler Boulevard in North Hollywood, City of Los Angeles, County of Los Angeles, State of California (collectively, the “Real Property”).
1.2    Personal Property. In connection with the Real Property, Seller has: (i) obtained certain contractual rights and other intangible assets, including, without limitation, permits, licenses, approvals, development rights, warranties, guaranties, and plans, specifications, models and other construction documents (collectively, “Intangible Property”); (ii) entered into certain service contracts, equipment leases, maintenance agreements and other contracts affecting the Real Property enumerated in Exhibit F attached hereto (collectively, the “Contracts”); (iii) acquired certain other items of tangible personal property which are located on the Real Property and used by Seller in connection with the operation and maintenance thereof, including, but not limited to, any desktop computers (with all data removed), and such other items of personal property identified in Schedule 1 of the Bill of Sale (collectively, the “Personal Property”); (iv) entered into the leases enumerated on the rent roll attached hereto as Exhibit K (the “Rent Roll” and, together with any leases executed in accordance with this Agreement after the date hereof, collectively, the “Leases”), and currently holds certain unapplied tenant security deposits under the Leases (collectively, the “Tenant Deposits”); and (v) acquired certain items, including all master keys and keys to common areas and any and all other rights, privileges and/or appurtenances owned by Seller and used exclusively in connection with the existing business operation of the Real Property and other transferable intangible property, miscellaneous rights, benefits or privileges of any kind or character used exclusively in connection with the existing business operation of the Real Property, including, without limitation, the right to use the name “Lofts at NoHo Commons” and variations thereof, trade marks, trade names, service marks, social media set up exclusively in connection with the Property, phone accounts, phone numbers and phone lines, and the domain names as set forth in Schedule 1.2 hereto (collectively, the “Miscellaneous Property”). The Real Property, the Intangible Property, the

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Contracts, the Personal Property, the Leases, the Tenant Deposits, and the Miscellaneous Property are collectively referred to as the “Property.”
1.3    Owner Participation Agreement. The Property is subject to that certain Owner Participation Agreement, dated March 5, 2002, as subsequently amended, (the “OPA”), by and between The Community Redevelopment Agency of the City of Los Angeles (including any successor, the “Agency”) and NO HO Lofts, LLC, a Delaware limited liability company, and predecessor-in-interest, by partial assignment, to Seller.
1.4    Purchase and Sale. Seller now desires to sell and Purchaser now desires to purchase the Property, upon the terms and covenants and subject to the conditions set forth below.
ARTICLE II
PURCHASE PRICE
2.1    Price. In consideration of the covenants herein contained, Seller hereby agrees to sell and Purchaser hereby agrees to purchase the Property for a total purchase price of One Hundred Two Million Five Hundred Thousand Dollars ($102,500,000) (the “Purchase Price”), which shall be paid by Purchaser as follows:
2.1.1    Deposit. Purchaser shall deliver, within two (2) business days of the Effective Date to Escrow Agent by bank wire of immediately available funds the sum of Three Million Dollars ($3,000,000) (the “Initial Deposit”). If Purchaser elects to extend the Closing Date (as hereinafter defined) as provided in Section 6.1 to the First Extension Date (as hereinafter defined), Purchaser shall deliver, together with the First Extension Notice (as hereinafter defined), to Escrow Agent by bank wire of immediately available funds the sum of One Million Five Hundred Thousand Dollars ($1,500,000) (the “First Extension Deposit”). If Purchaser further elects to extend the Closing Date as provided in Section 6.1 to the Second Extension Date (as hereinafter defined), Purchaser shall deliver, together with the Second Extension Notice (as hereinafter defined), to Escrow Agent by bank wire of immediately available funds an additional sum of One Million Five Hundred Thousand Dollars ($1,500,000) (the “Second Extension Deposit”). The Initial Deposit, together with the First Extension Deposit if made, and the Second Extension Deposit if made, shall be referred to herein as the “Deposit.” If Purchaser fails to deliver the Initial Deposit in full to Escrow Agent on or before the expiration of the two (2) business day period as provided above, or the First Extension Deposit or Second Extension Deposit together with the First Extension Date Notice (if the First Extension Date Notice is delivered) or Second Extension Date Notice (if the Second Extension Date Notice is delivered), as applicable, then Purchaser shall be deemed to have terminated this Agreement, and the Deposit, to the extent then made

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by Purchaser, shall be immediately disbursed to Purchaser by Escrow Agent without the necessity of any further escrow instruction. The Deposit, once made shall be non-refundable to the Purchaser, except as otherwise set forth herein to the contrary. The Deposit shall be held in an interest-bearing escrow account by Escrow Holder in an institution as directed by Purchaser and reasonably acceptable to Seller, and all interest earned on the Deposit shall be deemed part of the Deposit for all purchase under this Agreement.
2.1.2    Balance of Purchase Price. Purchaser shall, on the day of Closing (as defined in Section 6.1), deliver to Escrow Agent, by bank wire transfer of immediately available funds, a sum equal to the balance of the Purchase Price; provided, however, that if Purchaser fails to effectuate such wire transfer in time to allow Seller to pay off the existing mortgage lender on the Closing Date, Purchaser shall reimburse Seller for per diem interest and any other fees, expenses or penalties it accrues as a result of its inability to make a timely payoff of the loan. The balance of the Purchase Price received by Seller at Closing shall be adjusted to reflect prorations and other adjustments pursuant to Section 7.1 and Section 2.3.
2.2    Investments. Following the collection of the Deposit, Escrow Agent shall, at the direction of Purchaser, invest the Deposit in:
(i)    obligations of the United States government, its agencies or independent departments;
(ii)    certificates of deposit issued by a banking institution whose principal office is in New York City, San Francisco, or Los Angeles, with assets in excess of One Billion Dollars ($1,000,000,000); or
(iii)    an interest-bearing account of a banking institution whose principal office is in New York City, San Francisco, or Los Angeles, with assets in excess of One Billion Dollars ($1,000,000,000).
No investment of the Deposit shall have a maturity date beyond the Closing Date (as defined in Section 6.1).
2.3    Interest on the Deposit. Any interest earned on the Deposit shall be credited and delivered to the party receiving the Deposit; provided, however, that if the transaction closes, at Closing any interest earned on the Deposit shall be credited to Purchaser by applying the same against the Purchase Price.
2.4    Release of Deposit Upon Termination. If this Agreement terminates for any reason other than solely as a result of Purchaser’s Default in accordance with the terms and conditions hereof, Escrow Agent shall automatically and promptly refund the Deposit, together with all accrued

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interest, to Purchaser, and no party hereto shall have any further obligation under this Agreement except for such obligations which by their terms expressly survive the Closing or other termination of this Agreement (the “Surviving Obligations”). If Seller terminates this Agreement as a result of Purchaser’s Default, the Deposit, together with all accrued interest, shall be immediately released by Escrow Agent to Seller as liquidated damages as provided in Section 10.1, and no party hereto shall have any further obligation under this Agreement except for the Surviving Obligations.
ARTICLE III

CONDITIONS TO THE PARTIES’ OBLIGATIONS
3.1    Conditions to Purchaser’s Obligation to Purchase. Purchaser’s obligation to purchase, unless waived in writing by Purchaser, is expressly conditioned upon the fulfillment of, on or prior to the Closing Date, each of the following:
3.1.1    Performance by Seller. Performance in all material respects of the obligations and covenants of, and deliveries required of, Seller hereunder.
3.1.2    Delivery of Title and Possession. Delivery at the Closing of (i) the Deed (as defined in Section 4.2.1) and (ii) possession as provided in Section 15.1.
3.1.3    Title Insurance.
(a)    Delivery at the Closing of the standard current form of California Land Title Association (CLTA) owner’s policy of title insurance (the “Title Policy”), or an irrevocable commitment to issue the same, with liability in the amount of the Purchase Price issued by Chicago Title Insurance Company (the “Title Company”), insuring that fee title to the Real Property vests in Purchaser subject to the Permitted Encumbrances (as defined in Section 15.1). (At its option, Purchaser may direct the Title Company to issue an American Land Title Association (ALTA) 2006 extended coverage owner’s policy and title insurance endorsements, provided that Purchaser is solely responsible for, and timely pays, any additional expense associated with such extended coverage and additional endorsements, and further provided that the Title Company’s failure to issue any such extended coverage and additional endorsements shall not affect Purchaser’s obligations under this Agreement).
(b)    If additional exceptions to the Title Report (as defined in the Access Agreement) are first identified by the Title Company following the Effective Date, Purchaser shall have until the date that is three (3) business days after receipt of an amendment or supplement to the Title Report (“Title Supplement”), as applicable (the “Supplement Interim Date”), to provide written notice (the “Supplement Title

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Notice”) to Seller of any matters shown by the Title Supplement which are material and adverse to the use, access or operation of the property, in Purchaser’s commercially reasonable discretion, and of which Purchaser objects. If Seller has not received such written notice from Purchaser by the applicable Supplement Interim Date, Purchaser shall be deemed to have approved of the subject PTR Supplement. Except as provided herein, Seller may have until the Closing Date (as the same may be reasonably extended by Seller as necessary to make such arrangements to satisfy Purchaser’s objectives) to make such arrangements or take such steps as the parties shall mutually agree to satisfy Purchaser’s objection(s); provided, however, that, except with respect to Mandatory Removal Item (as defined below), Seller shall have no obligation whatsoever to expend or agree to expend any funds, to undertake or agree to undertake any obligations or otherwise to cure or agree to cure any title objections. Within three (3) business days of receipt of a Supplement Title Notice, Seller shall deliver written notice to Purchaser and Escrow Agent identifying which disapproved exceptions (other than Mandatory Removal Items) Seller shall undertake to cure or not cure (“Seller’s Supplement Response”). If Seller does not deliver a Seller’s Supplement Response within said three (3) Business Day period, Seller shall be deemed to have elected not to remove or otherwise cure any disapproved exceptions included in Seller’s Supplement Title Notice. If Seller elects, or is deemed to have elected, not to remove or otherwise cure a disapproved exception included in Seller’s Supplement Title Notice, Purchaser shall have until three (3) Business Days after receipt of Seller’s Supplement Response (or the date Seller is deemed to have made an election) to notify Seller and Escrow Agent, in writing, of Purchaser’s election to either waive the objection or terminate this Agreement due to such objection and the Escrow. If Seller and Escrow Agent have not received written notice from Purchaser within such period of time, Purchaser shall be deemed to have approved of Seller’s Supplement Response and elected to proceed with the Closing. Except for Mandatory Removal Item, all title exceptions shown in a Title Supplement for which Purchaser fails to give a Supplement Title Notice on or before the applicable Supplement Interim Date shall be deemed to be approved by Purchaser. If this Agreement is terminated by Purchaser pursuant to this Section, the Deposit shall be returned to Purchaser in full.
3.1.4    Seller’s Representations. The representations and warranties by Seller set forth in Section 11.1 being true and correct in all material respects as of the Closing except as modified by notice (in accordance with Section 11.1) to which Purchaser does not object in writing by the later of three business days after receipt thereof.
3.1.5    Seller Termination of Property Management Agreement. Prior to Closing, Seller shall terminate its existing property management and leasing agreements.

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3.1.6    Transfer and Assignment of OPA. Consummation of the transfer by Seller, by that certain Seventh Partial Assignment of Owner Participation Agreement and Consent to Assignment substantially in the form attached hereto as Exhibit J (such form subject to reasonable comments by Agency), which form includes the total and complete release of Seller from its obligations under the OPA, of all Seller’s right, title, interest, and obligation under the OPA and approval, by Agency, of such transfer; provided, however, that such transfer shall be deemed consummated only at such time as executed in counterparts by an authorized signatory of Agency and its counsel, and each of Seller and Purchaser (the “OPA Assignment”); provided that Seller (upon written notice to Purchaser) shall be entitled to delay the Closing Date as necessary to accommodate Agency’s execution of the OPA Assignment. In addition to the execution of the OPA Assignment, which is a closing condition in favor of Purchaser, in connection with the above, Seller agrees to use commercially reasonable efforts to obtain an estoppel from Agency on a form reasonably acceptable to Purchaser, provided that obtaining any such estoppel shall not be a condition precedent to Purchaser’s obligation to close pursuant to the terms of this Agreement.
3.1.7    CC&R Estoppel. Purchaser’s receipt of: (i) an estoppel (the “Retail Estoppel”) in the form attached hereto as Exhibit E relating to matters contained in that certain Second Amended and Restated Declaration and Establishment of Covenants, Conditions and Restrictions and Grant of Easements dated as of December 31, 2014 (the “CC&R”) from the successor in interest to Noho Redrock Retail LLC (“Retail Owner”), as party to the CC&R, (ii) an estoppel (the “Residential Estoppel”) in the form attached hereto as Exhibit N relating to the CC&R” from Seller and (iii) an Assignment by Seller, in its capacity as Declarant of the CC&R, in the form attached hereto as Exhibit M (the “Declarant Assignment”).
If any condition precedent to Purchaser’s obligation to close is not satisfied by the Closing Date, unless such condition precedent is waived in writing by Purchaser, this Agreement shall be automatically terminated, the Deposit shall be returned to Purchaser without the necessity of any further escrow instruction or any further action required from either party, and neither party shall have any continuing obligations hereunder; provided, however, if such failure constitutes a breach or default of Seller’s covenants, representations or warranties Seller shall remain liable for such breach or default as otherwise set forth in this Agreement.
3.2    Conditions to Seller’s Obligation to Sell. Seller’s obligation to sell, unless waived in writing by Seller, is expressly conditioned upon the fulfillment of, on or prior to the Closing Date, each of the following:
3.2.1    Performance by Purchaser. Performance in all material respects of the obligations and covenants of, and deliveries required of, Purchaser hereunder.

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3.2.2    Purchaser’s Representations. The representations and warranties by Purchaser set forth in Section 11.2 being true and correct in all material respects as of the Closing.
3.2.3    Receipt of Purchase Price. Receipt of the Purchase Price and any adjustments due Seller under Article VII at the Closing in the manner herein provided.
3.2.4    Transfer and Assignment of OPA. Consummation of the transfer to Purchaser pursuant to the OPA Assignment; approval, by Agency, of such transfer; and consent, by Agency, of the total and complete release of Seller from its obligations under the OPA; provided, however, that such transfer shall be deemed consummated only at such time as executed in counterparts by an authorized signatory of Agency, and each of Seller and Purchaser.
If any condition precedent to Seller’s obligation to close, other than the condition precedent set forth in Section 3.2.4 above, is not satisfied by the Closing Date, unless such condition precedent is waived in writing by Seller, this Agreement shall be automatically terminated, the Deposit shall be disbursed to Seller by Escrow Agent as liquidated damages in accordance with Section 10.1 without the necessity of any further escrow instruction or further action required from either party, and neither party shall have any continuing obligations hereunder. If the condition precedent set forth in Section 3.2.4 above is not satisfied, unless such condition precedent is waived in writing by Seller and Buyer, this Agreement shall be automatically terminated, the Deposit shall be returned to Purchaser without the necessity of any further escrow instruction or further action required from either party, and neither party shall have any continuing obligations hereunder.
ARTICLE IV

PURCHASER’S DELIVERIES AND SELLER’S DELIVERIES TO ESCROW AGENT
4.1    Purchaser’s Deliveries. Purchaser shall, at or before the Closing, deliver to Escrow Agent each of the following:
4.1.1    Purchase Price. The Purchase Price as set forth in Article II.
4.1.2    Assignment of Leases and Contracts. Four (4) executed counterparts of the Assignment and Assumption of Leases, Contracts and Other Property Interests in the form of Exhibit C (the “Assignment of Leases and Contracts”).
4.1.3    Bill of Sale. Four (4) executed counterparts of a bill of sale in the form of Exhibit D (the “Bill of Sale”).
4.1.4    Closing Statement. An executed Purchaser’s settlement statement reflecting the prorations and adjustments required under Article VII.

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4.1.5    Cash – Prorations. The amount, if any, required of Purchaser under Article VII.
4.1.6    Assignment of OPA. Four (4) executed counterparts of the OPA Assignment.
4.1.7    Holdback Agreement. Four (4) executed counterparts of the holdback escrow Agreement in the form of Exhibit B (the “Holdback Agreement”).
4.1.8    Declarant Assignment. Four (4) executed counterparts of the Declarant Assignment.
4.2    Seller’s Deliveries. Seller shall, at or before the Closing, deliver to Escrow Agent each of the following:
4.2.1    Deed. A grant deed in the form of Exhibit I (the “Deed”) with respect to the Real Property, executed and acknowledged by Seller, pursuant to which Seller shall convey title to the Real Property.
4.2.2    Assignment of Leases and Contracts. Four (4) executed counterparts of the Assignment of Leases and Contracts, and (whether through the closing escrow or through such other method of delivery as the parties may establish) original executed Leases and Contracts (or copies if originals are not in Seller’s possession) assigned thereby.
4.2.3    Bill of Sale. Four (4) executed counterparts of the Bill of Sale.
4.2.4    Notices to Tenants. A notice signed by Seller (or Seller’s manager for the Improvements) addressed to the tenants under the Leases in the form of Exhibit G (“Notice to Tenants”).
4.2.5    FIRPTA Affidavit. Four (4) executed copies of an affidavit in the form of Exhibit H with respect to the Foreign Investment in Real Property Tax Act (the “FIRPTA Affidavit”).
4.2.6    California Withholding Exemption. Four (4) executed copies of an affidavit in the form of Exhibit L with respect to the California Withholding Law (the “California Withholding Affidavit”).
4.2.7    Closing Statement. An executed Seller’s settlement statement reflecting the prorations and adjustments required under Article VII.
4.2.8    Cash – Prorations. The amount, if any, required of Seller under Article VII.

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4.2.9    Assignment of OPA. Four (4) executed counterparts of the OPA Assignment.
4.2.10    Holdback Agreement. Four (4) executed counterparts of the Holdback Agreement.
4.2.11    Retail Estoppel. The executed Retail Estoppel.
4.2.12    Residential Estoppel. The executed Residential Estoppel.
4.2.13    Declarant Assignment. Four (4) executed counterparts of the Declarant Assignment.
4.2.14    Rent Roll.     A Rent Roll updated as of the Closing Date.
4.2.15    Title Documents.    Such other documents and instruments executed and acknowledged by Seller, if applicable, as the Title Company may require from Seller to issue the Title Policy.
4.2.16    Certificate. A certificate executed by Seller reaffirming and updating to the Closing Date the representations and warranties given by Seller under this Agreement, which certificate will include an updated Rent Roll (certifying as to its accuracy in all material respects).
4.3    Failure to Deliver. The failure of Purchaser or Seller to make any delivery required above by and in accordance with this Article IV which is not waived by the other party shall constitute a default hereunder by Purchaser or Seller, as applicable.
ARTICLE V

INVESTIGATION OF PROPERTY
5.1    Delivery of Documents. Purchaser and Seller are parties to that certain Access and Indemnity Agreement dated August 30, 2016 (the “Access Agreement”). To the extent any matters, terms and conditions set forth in the Access Agreement are in conflict with any matters, terms and conditions set forth in this Agreement, this Agreement shall control.
Pursuant to the Access Agreement, Seller has delivered, caused to be delivered, or made available to Purchaser the following (the “Diligence Items”):
5.1.1     Preliminary Title Report. A current preliminary title report covering the Real Property issued by the Title Company, together with copies of all documents referred to as exceptions therein (collectively, the “Title Report”).

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5.1.2    Survey. The existing survey of the Real Property in Seller’s possession prepared by a licensed surveyor (the “Survey”).
5.1.3    Contracts. Copies of the Contracts.
5.1.4    Plans and Specifications. To the extent in Seller’s possession, copies of all plans and specifications for the Improvements.
5.1.5    Reports. To the extent in Seller’s possession, copies of all environmental reports prepared by third parties.
5.1.6    Permits. To the extent in Seller’s possession, copies of all governmental permits, certificates of occupancy and approvals, in each case regarding the Property.
5.1.7    Construction Repairs. Documentation identifying construction repairs concerning the Improvements on the Property as listed on Schedule 5.1.7 hereto.
5.1.8    Insurance Loss. Insurance loss run for the prior three years related to the construction repairs identified on Schedule 5.1.7 hereto.
5.1.9    Government Notices. All written correspondence which to Seller’s knowledge have been received by Seller from governmental agencies concerning current open violations at the Property.
5.1.10    Operating Statement. Operating statements and profit and loss statements for the Property for the prior three years.
5.1.11    Utilities. Copies of utility capacity letters and utility bills for the prior year.
5.1.12    Property Taxes. Copies of property tax bills for prior three years.
5.1.13    Leases. Copies of all residential and non-residential leases, including a current rent roll for the Property listing tenant names, unit occupied, monthly rentals, security deposits, and the names of any tenants in arrears on their lease payments together with the amount of such arrearages.
5.1.14    Personal Property. Inventory of Personal Property.
5.2    Physical Inspection of the Property.
5.2.1    Pursuant to the Access Agreement, Seller has allowed, and as provided herein, shall continue to allow Purchaser and Purchaser’s engineers, consultants, representatives, architects or other employees and agents reasonable access to the Property

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during normal business hours for the limited purposes of (i) reviewing contracts, books and records relating to the Property (other than any privileged, proprietary or confidential records), soil reports, environmental studies and reports, surveys, and building and systems plans; (ii) reviewing records relating to operating expenses and other instruments and correspondence relating to the Property; (iii) interviewing tenants of the Property; and (iv) inspecting the physical condition of the Property and conducting non-intrusive physical and environmental tests and inspections thereof. Purchaser shall not interview any tenant of the Property without providing prior notice to Seller and affording Seller or its representative(s) the right to be present during such interview. PURCHASER SHALL NOT CONDUCT OR ALLOW ANY PHYSICALLY INTRUSIVE TESTING OF, ON OR UNDER THE PROPERTY WITHOUT FIRST OBTAINING SELLER’S WRITTEN CONSENT AS TO THE TIMING AND SCOPE OF THE WORK TO BE PERFORMED AND THE PARTIES ENTERING INTO AN AMENDMENT HERETO MEMORIALIZING SUCH SCOPE OF WORK AND ANY ADDITIONAL AGREEMENTS OF THE PARTIES WITH RESPECT TO SUCH TESTING.
5.2.2    Purchaser agrees that it will cause it and any person accessing the Property hereunder to be covered by not less than Two Million Dollars ($2,000,000) commercial general liability insurance (with, in the case of Purchaser’s coverage, a contractual liability endorsement, insuring its indemnity obligation under this Agreement), insuring all activity and conduct of such person while exercising such right of access and naming Seller and Rockwood Capital, LLC (“Advisor”) as the insureds, issued by a licensed insurance company qualified to do business in the State in which the Property is located and otherwise acceptable to Seller.
5.2.3    Purchaser agrees that, in the exercise of the right of access granted hereby, it will not unreasonably interfere with or permit unreasonable interference with any person occupying or providing service at the Property. Purchaser agrees that it or its agents will not communicate with any tenants without the participation or presence of Seller or Seller’s agent or representative unless Purchaser first obtains the consent of Seller which consent shall not be unreasonably withheld.
5.2.4    Purchaser agrees to indemnify, defend and hold harmless Seller and Advisor and their respective affiliates, members, partners, subsidiaries, shareholders, officers, directors and agents (collectively, “Seller Indemnified Parties”) from any loss, injury, damage, cause of action, liability, claim, lien, cost or expense, including reasonable attorneys’ fees and costs (collectively, “Loss”), arising from the exercise by Purchaser or its employees, consultants, agents, engineers, architects or representatives of the right of access under this Agreement or out of any of the foregoing; provided, however, that Purchaser shall have no obligation to so indemnify, defend and hold harmless Seller Indemnified Parties

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with respect to any liability resulting from: (i) Seller’s or any Seller Indemnified Party’s gross negligence or willful misconduct; (ii) any preexisting hazardous materials; or (iii) any preexisting condition at the Real Property, in the case of (ii) and (iii), not exacerbated by Buyer. The indemnity in this Section 5.2.4 shall survive the Closing or any termination of this Agreement.
5.2.5    Purchaser agrees to give Seller reasonable prior notice of its intent to conduct any inspections or tests so that Seller will have the opportunity to have a representative present during any such inspection or test, the right to do which Seller expressly reserves. Purchaser agrees to cooperate with any reasonable request by Seller in connection with the timing of any such inspection or test.
5.2.6    Purchaser agrees that any inspection, test or other study or analysis of the Property shall be performed at Purchaser’s expense and in strict accordance with applicable law.
5.2.7    Purchaser agrees at its own expense to promptly repair or restore the Property, or, at Seller’s option, to reimburse Seller for any repair or restoration costs, if any inspection or test requires or results in any damage to or alteration of the condition of the Property. The obligations set forth in this Section 5.2.7 shall survive the Closing or any termination of this Agreement.
5.3    Effect of Prior Investigation As of the Effective Date, Purchaser has waived all objections it may have had to any matters on the Title Report, the Survey or any other aspects of the Property and, subject to any express conditions set forth herein, agrees to accept the Property “as is”.
ARTICLE VI

THE CLOSING
6.1    Date and Manner of Closing. Escrow Agent shall close the escrow (the “Closing”) on November 7, 2016 (the “Initial Scheduled Closing Date”) time being of the essence (subject only to Seller’s express rights of remedy or cure provided herein, in which event Seller will give Purchaser not less than three (3) business days’ notice of the date of the Closing); provided, however, that all conditions to closing contained in this Agreement have been satisfied (or deemed satisfied) or waived in writing. Notwithstanding the foregoing, Purchaser shall have the right to (a) extend Closing to November 17, 2016 (the “First Extension Date”) by delivery of written notice of such extension to Seller (the “First Extension Notice”) along with the deposit to Escrow Agent of the First Extension Deposit as required by Section 2.1.1, not less than three (3) business days prior to the Initial Scheduled Closing Date and (b) further extend Closing to November 30, 2017 (the “Second

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Extension Date”) by delivery of written notice of such extension to Seller (the “Second Extension Notice”) along with the deposit to Escrow Agent of the Second Extension Deposit as required by Section 2.1.1, not less than three (3) business days prior to the First Extension Date. The Initial Scheduled Closing Date, as same may be adjourned pursuant to the First Extension Date and Second Extension Date, is referred to herein as the “Closing Date”.
ARTICLE VII

PRORATION, FEES, COSTS AND ADJUSTMENTS
7.1    Prorations. Prior to the Closing, Seller shall determine the amounts of the prorations in accordance with this Agreement and notify Purchaser thereof. Purchaser shall review and approve such determination promptly and prior to the Closing, such approval not to be unreasonably withheld or delayed. Thereafter, Purchaser and Seller shall each inform Escrow Agent of such amounts. All income accruing from the ownership of the Property and expenses incurred in the operation of the Property shall be pro-rated as of 12:01 a.m. on the Closing Date (the “Cut-off Time”) on the basis of a 365-day year, and the pro-rated amount attributable to the period following the Closing shall either be paid to Purchaser at the Closing or credited against the Purchase Price as set forth below.
7.1.1    Intentionally Omitted.
7.1.2    Collected Rents. All rents collected by Seller under the Leases in effect on the Closing Date and other charges paid by tenants (“Collected Rents”) shall be pro-rated as of the Closing by charging Seller and crediting Purchaser for any Collected Rents applicable to periods after the Closing.
7.1.3    Uncollected and Delinquent Rents. All unpaid rents that are due and owed to Seller under the Leases in effect on the Closing Date (“Delinquent Rents”) shall remain the exclusive property of Seller. Purchaser shall apply rent and other income from tenants that are collected after the Closing first to then current rents and then to Delinquent Rents in inverse order of maturity. For a period of six (6) months subsequent to the Closing, to the extent that any Delinquent Rents, other amounts and other income are actually received by Purchaser, all such amounts shall first be applied to any costs of collection, and then shall be promptly paid by Purchaser to Seller. During such six (6) month period, Purchaser shall make a commercially reasonable effort to collect any such Delinquent Rents; provided, however, that Purchaser shall not be required to expend any funds or institute any litigation in its collection efforts. Following the Closing, Seller shall not have the right to pursue the collection of Delinquent Rents from any tenant and shall rely solely on Purchaser’s efforts pursuant to the preceding sentence with respect to all Delinquent Rents.

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7.1.4    Security Deposits. At Closing, Purchaser shall be credited and Seller shall be charged with the amount of all pre-paid rents, security and other deposits (together with any interest accrued thereon only if interest is specifically required to be paid thereon under applicable law or under the terms of a specific Lease) held by Seller as of the Closing Date.
7.1.5    Capital Expenditures and Accounts Payable. Except as otherwise provided herein, all capital and other improvements (including labor and material) that are performed or contracted for, by or on behalf of Seller before the Closing Date, and all sums due for accounts payable that were owed or incurred before the Closing Date, shall be paid by Seller.
7.1.6    Rent Ready Credit. Seller shall, at its expense, cause each unit at the Property that has become vacant prior to the Closing Date to be placed in a condition ready to be leased in accordance with Seller’s current practice. Prior to Closing, Seller shall reasonably determine the number of vacant apartment units that are not in rent ready condition. A vacant apartment unit shall be “rent ready” if its condition is consistent with the condition of vacant units currently being marketed to and accepted for rental by tenants of comparable vacant apartment units in the Property and such units have a full complement of operating appliances and components. If Seller reasonably determines within five (5) business days before the Closing that fewer than all vacant apartment units are in a rent ready condition at Closing, Purchaser shall accept such apartment units in “as-is” condition at Closing and Purchaser shall receive a credit (the “Estimated Rent Ready Credit”) against the Purchase Price at Closing in an amount equal to $750.00 for each such apartment unit which is not in a rent ready condition on the Closing Date.
7.1.7    Property Taxes. All real property taxes and assessments shall be prorated on the basis of the fiscal period for which assessed (if the Closing shall occur before the tax rate is fixed, the apportionment of taxes shall be based on the tax rate for the preceding period applied to the latest assessed valuation and after the Closing, when the actual real property taxes are finally fixed, Seller and Purchaser shall promptly make a recalculation of such proration, and the appropriate party shall make the applicable payment reflecting the recalculation to the other party). If after the Closing there is any retroactive increase in the real or personal property taxes or assessments imposed on the Property: (1) if such increase relates to the tax year in which the Closing occurred (not including any assessment of supplemental taxes for the period after Closing due to any reappraisal of the Property after the sale contemplated herein, which supplemental taxes shall be Purchaser’s sole responsibility), such increase shall be prorated by Seller and Purchaser on a per diem basis based on their respective periods of ownership during the period to which such increase applies, (2) if such increase relates to any tax year subsequent to the tax year which the Closing occurred, such increase shall be the obligation of Purchaser, and (3) if such increase

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relates to any tax year prior to the tax year in which the Closing occurred, such increase shall be the obligation of Seller.
(1)    Real property tax refunds and credits received after the Closing which are attributable to a fiscal tax year prior to the Closing shall belong to Seller. Any such refunds and credits attributable to the fiscal tax year during which the Closing occurs shall be apportioned between Seller and Purchaser after deducting the reasonable out-of-pocket expenses of collection thereof. This apportionment obligation shall survive the Closing.
(2)    If any tax appeal or certiorari proceedings shall not have been finally resolved or settled prior to the Closing and shall relate to any tax period a portion or all of which precedes the Closing, Seller shall be entitled to control the disposition of any such tax appeal or certiorari proceeding and any refunds received therefrom, net of any reasonable expenses incurred by Seller in connection therewith, shall be prorated between the parties on the basis of the portions accruing to periods before and after the Closing.
7.1.8    Intentionally Omitted.
7.1.9    Utility Charges. Charges for utilities, including water, sewer, electric, and gas (“Utilities”) shall be pro-rated as of the Closing Date based on the then most recent bills for such services. Seller shall pay for all utility services to the Property for all periods before the Closing and Purchaser shall pay for all utility services to the Property for the Closing Date and all periods thereafter. Purchaser shall be responsible for making its own arrangements with respect to future utility billings and deposits. If the Closing shall occur before the actual amount of utilities and all other operating expenses with respect to the Property for the month in which the Closing occurs are determined, the apportionment of such utilities and other operating expenses shall be upon the basis of a reasonable estimate by Seller of such utilities and other operating expenses for such month, and thereafter, shall be adjusted as provided herein.
7.1.10    Insurance. Seller’s existing liability and property insurance pertaining to the Property shall be canceled as of the Closing Date, and Seller shall receive any premium refund due thereon.
7.1.11    Assumed Contracts. All service fees and charges under the Assumed Contracts assumed by Purchaser at the Closing whether paid, accrued or not yet due and payable shall be pro-rated as of the Closing for periods before and after the Closing.

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7.1.12    Post-Closing Reconciliation. Notwithstanding the foregoing provisions, the pro-rated Collected Rents, Payable Rents and Utilities are subject to adjustment for six (6) months after the Closing Date if such items of income or expense were incorrectly applied to the pre-closing or post-closing periods. The party receiving evidence of such incorrect prorations must provide written notice to the other within forty-five (45) days after receipt of such information and the parties shall re-prorate such items of income or expense to adjust for any excess credit by immediate reimbursement for such excess credit. There shall be no right to adjust such items of income or expense after the sixth (6th) month following the Closing Date.
7.1.13    Settlement Statement. Purchaser and Seller agree to use their good faith efforts to prepare and approve the estimated settlement statement consistent with this Section 7.1 no less than two (2) business days prior to the Closing.
7.1.14    Survival. This Section 7.1 shall survive Closing.
7.1.15    Insurance. Seller’s existing liability and property insurance pertaining to the Property shall be canceled as of the Closing, and Seller shall receive any premium refund due thereon.
7.2    Seller’s Closing Costs. Seller shall pay (i) one-half of Escrow Agent’s escrow fee or escrow termination charge; (ii) one-hundred percent (100%) of the County transfer taxes and any city documentary stamp tax or transfer tax; (iii) the cost of the Title Report, the title premium for the standard coverage for the Title Policy, and the cost of any other endorsement ordered by Seller; (iv) Seller’s own attorneys’ fees; (v) any costs incurred in recording the Deed or any other instruments; and (vi) any recording fees or administrative fees payable to the Agency pursuant to the OPA ( but not legal fees) and costs associated with the assignment of the OPA.
7.2.1    Purchaser’s Closing Costs. Purchaser shall pay (i) Escrow Agent’s escrow fee or escrow termination charge; (ii) the cost of extended coverage portion of the title premium for the Title Policy and the cost of any other title insurance endorsements ordered by Purchaser; (iii) any fees and costs to update the Survey, (iv) any costs incurred in connection with Purchaser’s investigation of the Property pursuant to Article V, including the cost of any new environmental assessment commissioned by Purchaser, and (v) Purchaser’s own attorneys’ fees.

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ARTICLE VIII

DISTRIBUTION OF FUNDS AND DOCUMENTS
8.1    Delivery of the Purchase Price. At the Closing, Escrow Agent shall deliver the Purchase Price to Seller, and the transaction shall not be considered closed until such delivery occurs.
8.2    Other Monetary Disbursements. Escrow Agent shall, at the Closing, hold for personal pickup or arrange for wire transfer: (i) to Seller, or order, as instructed by Seller, all sums and any proration or other credits to which Seller is entitled as adjusted by any appropriate proration or other charges as set forth in the closing statement; and (ii) to Purchaser, or order, as instructed by Purchaser, any excess funds therefor delivered to Escrow Agent by Purchaser as adjusted by any sums and any proration or other credits to which Purchaser is entitled as adjusted by any appropriate proration or other charges as set forth in the closing statement.
8.3    Recorded Documents. Escrow Agent shall cause the Deed and any other documents that Seller or Purchaser desires to record to be recorded with the appropriate county recorder and, after recording, returned to the grantee, beneficiary or person acquiring rights under said document or for whose benefit said document was required.
8.4    Documents to Purchaser. Escrow Agent shall at the Closing deliver by overnight express delivery to Purchaser the following:
(1)    one conformed copy of the Deed showing all recording data;
(2)    two originals of the Assignment of Leases and Contracts;
(3)    two originals of the Bill of Sale;
(4)    one original of the Notice to Tenants;
(5)    two originals of the FIRPTA Affidavit;
(6)    two originals of the California Withholding Affidavit;
(7)    one original of the Purchaser’s settlement statement;
(8)    one original of the Title Policy; and
(9)    one original of the OPA Assignment.
8.5    Documents to Seller. Escrow Agent shall at the Closing deliver by overnight express delivery to Seller, the following:

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(1)    one conformed copy of the Deed showing all recording data;
(2)    two originals of the Assignment of Leases and Contracts;
(3)    two originals of the Bill of Sale;
(4)    one copy of the Notice to Tenants;
(5)    two originals of the FIRPTA Affidavit;
(6)    two originals of the California Withholding Affidavit;
(7)    one original of the Seller’s settlement statement;
(8)    one copy of the Title Policy; and
(9)    one original of the OPA Assignment.
8.6    All Other Documents. Escrow Agent shall at the Closing deliver by overnight express delivery, each other document received hereunder by Escrow Agent to the person acquiring rights under said document or for whose benefit said document was required.
ARTICLE IX

RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION
9.1    Return of Seller’s Documents. If escrow or this Agreement is terminated for any reason, Purchaser shall, within five (5) days following such termination, deliver to Seller all documents and materials relating to the Property previously delivered to Purchaser by Seller and; provided, however, Purchaser shall have the right to retain copies of such Seller delivered documents and materials to comply with internal record retention policies. In addition, Purchaser shall deliver to Seller copies of all reports, studies, documents and materials obtained by Purchaser from third parties in connection with the Property and Purchaser’s investigation thereof so long as: (i) Seller reimburses Purchaser the cost of such due diligence materials, and (ii) Purchaser shall not be obligated to deliver any materials that are either protected by the attorney-client privilege or work product doctrine or are internally prepared analyses and studies by Purchaser, its members, employees, affiliates or related parties. Such items shall be delivered without representation or warranty as to accuracy or completeness and with no right of Seller to rely thereon without the consent of the third party. Escrow Agent shall deliver all documents and materials deposited by Seller and then in Escrow Agent’s possession to Seller. Upon delivery by Escrow Agent to Seller of such documents and materials, Escrow Agent’s obligations with regard to such documents and

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materials under this Agreement shall be deemed fulfilled and Escrow Agent shall have no further liability with regard to such documents and materials to either Seller or Purchaser.
9.2    Return of Purchaser’s Documents. If escrow or this Agreement is terminated for any reason, Escrow Agent shall deliver all documents and materials deposited by Purchaser and then in Escrow Agent’s possession to Purchaser. Upon delivery by Escrow Agent to Purchaser of such documents and materials, Escrow Agent’s obligations with regard to such documents and materials under this Agreement shall be deemed fulfilled and Escrow Agent shall have no further liability with regard to such documents and materials to either Seller or Purchaser.
9.3    Deposit. If escrow or this Agreement is terminated (i) pursuant to Section 10.2 or Article XII, or (ii) due to the failure of a condition set forth in Section 3.1, or (iii) as otherwise set forth herein, then Purchaser shall be entitled to obtain the return of the Deposit pursuant to Section 9.4 below. If the Closing does not take place and escrow or this Agreement is terminated for any other reason, Seller shall be entitled to the Deposit by retaining or causing Escrow Agent to deliver the Deposit to Seller pursuant to Section 9.4 below.
9.4    Disbursement of Deposit. If Escrow Agent receives a notice from either party instructing Escrow Agent to deliver the Deposit to such party, Escrow Agent shall deliver a copy of the notice to the other party within three (3) days after receipt of the notice. If the other party does not object to the delivery of the Deposit as set forth in the notice within three (3) business days after receipt of the copy of the notice, Escrow Agent shall, and is hereby authorized to, deliver the Deposit to the party requesting it pursuant to the notice. Any objection hereunder shall be by notice setting forth the nature and grounds for the objection and shall be sent to Escrow Agent and to the party requesting the Deposit.
9.5    No Effect on Rights of Parties; Survival. The return of documents and monies as set forth above shall not affect the right of either party to seek such legal or equitable remedies as such party may have under Article X with respect to the enforcement of this Agreement. The obligations under this Article IX shall survive termination of this Agreement.
ARTICLE X

DEFAULT
10.1    Seller’s Remedies. If, for any reason whatsoever (other than the failure of a condition set forth in Section 3.1 and other than a termination of this Agreement pursuant to Section 10.2 or Article XII), or arising out of any material default of this Agreement by Seller, Purchaser fails to complete the acquisition as herein provided, Purchaser shall be in breach of its obligations hereunder and Seller shall be released from any further obligations hereunder. BY INITIALING BELOW, PURCHASER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT SELLER’S

EXECUTION VERSION

ACTUAL DAMAGES IN THE EVENT OF SUCH A BREACH OF THIS AGREEMENT BY PURCHASER WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE AMOUNT OF THE DEPOSIT IS THE PARTIES’ BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES SELLER WOULD SUFFER IN THE EVENT THE TRANSACTION PROVIDED FOR IN THIS AGREEMENT FAILS TO CLOSE, AND THAT SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT. PURCHASER AND SELLER AGREE THAT SELLER’S RIGHT TO RETAIN THE DEPOSIT SHALL BE THE SOLE REMEDY OF SELLER AT LAW IN THE EVENT OF SUCH A BREACH OF THIS AGREEMENT BY PURCHASER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 10.1, IF PURCHASER BRINGS AN ACTION AGAINST SELLER FOR AN ALLEGED BREACH OR DEFAULT BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT, RECORDS A LIS PENDENS OR OTHERWISE ENJOINS OR RESTRICTS SELLER’S ABILITY TO SELL AND TRANSFER THE PROPERTY OR REFUSES TO CONSENT TO OR INSTRUCT RELEASE OF THE DEPOSIT TO SELLER IF REQUIRED BY ESCROW AGENT (EACH A “PURCHASER’S ACTION”), SELLER SHALL NOT BE RESTRICTED BY THE PROVISIONS OF THIS SECTION 10.1 FROM BRINGING AN ACTION AGAINST PURCHASER SEEKING EXPUNGEMENT OR RELIEF FROM ANY IMPROPERLY FILED LIS PENDENS, INJUNCTION OR OTHER RESTRAINT, AND/OR RECOVERING FEES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) WHICH SELLER MAY SUFFER OR INCUR AS A RESULT OF ANY PURCHASER’S ACTION BUT ONLY TO THE EXTENT THAT SELLER IS THE PREVAILING PARTY; AND THE AMOUNT OF ANY SUCH FEES, COSTS AND EXPENSES AWARDED TO SELLER SHALL BE IN ADDITION TO THE LIQUIDATED DAMAGES SET FORTH HEREIN. NOTHING IN THIS AGREEMENT SHALL, HOWEVER, BE DEEMED TO LIMIT PURCHASER’S LIABILITY TO SELLER FOR DAMAGES OR INJUNCTIVE RELIEF FOR BREACH OF PURCHASER’S INDEMNITY OBLIGATIONS UNDER THE ACCESS AGREEMENT OR UNDER SECTION 5.2.4 ABOVE OR FOR ATTORNEYS’ FEES AND COSTS AS PROVIDED IN SECTION 16.5 BELOW.
ACCEPTED AND AGREED TO:
/s/ Authorized Signatory      /s/ Authorized Signatory
Seller    Purchaser
10.2    Purchaser’s Remedies. If the sale is not completed as herein provided by reason of any material default of Seller, Purchaser shall be entitled, as its sole and exclusive remedy, to either (i) terminate this Agreement (by delivering written notice to Seller which includes a waiver of any right, title or interest of Purchaser in the Property) in which event Escrow Agent shall refund the Deposit to Purchaser and Seller shall reimburse Purchaser’s actual out-of-pocket third-party costs

EXECUTION VERSION

incurred as part of Purchaser’s efforts to acquire the Property, subject to a cap of One Hundred Thousand Dollars ($100,000); provided, however, solely in the event Seller transfers the Property to a third party in violation of this Agreement and Purchaser’s remedy of specific performance is thus unavailable, Purchaser shall be entitled to receive payment of Purchaser’s Costs from Seller in an amount not to exceed Five Hundred Thousand Dollars ($500,000) or; (ii) treat this Agreement as being in full force and effect and pursue only the specific performance of this Agreement, provided that Purchaser must commence any action for specific performance within sixty (60) days after the scheduled Closing Date. Purchaser waives any right to pursue any other remedy at law or equity for such default of Seller, including, without limitation, any right to seek, claim or obtain damages (other than for costs under (i) (b) above), punitive damages or consequential damages. In no case shall Seller ever be liable to Purchaser under any statutory, common law, equitable or other theory of law, either prior to or following the Closing, for any lost rents, profits, “benefit of the bargain,” business opportunities or any form of consequential damage in connection with any claim, liability, demand or cause of action in any way or manner relating to the Property, the condition of the Property, this Agreement, or any transaction or matter between the parties contemplated hereunder. Purchaser’s remedies hereunder are in addition to the right to receive the return of the Deposit, subject to Section 9.4, to the extent it is not applied to the Purchase Price in connection with Purchaser’s action for specific performance.
ARTICLE XI
REPRESENTATIONS AND WARRANTIES
11.1    Seller’s Warranties and Representations. The matters set forth in this Section 11.1 constitute representations and warranties by Seller which are now and (subject to matters contained in any notice given pursuant to the next succeeding sentence) shall, in all material respects, at the Closing be true and correct. Notwithstanding the veracity of Seller’s representation and warranties contained in this Agreement when made, if Seller later acquires actual knowledge of new information that may cause any of Seller’s representation and warranties to be inaccurate or untrue in any material respect, then Seller shall give prompt notice to Purchaser (which notice shall include copies of the instrument, correspondence, or document, if any, upon which Seller’s notice is based). As used in this Section 11.1, the phrase “to the extent of Seller’s actual knowledge” shall mean the actual, current knowledge of Scott McCarter. Seller represents that Scott McCarter is the person most knowledgeable regarding Seller’s representations and warranties. There shall be no duty imposed or implied to investigate, inquire, inspect, or audit any such matters, and there shall be no personal liability on the part of such asset manager or disposition director. To the extent Purchaser has actual knowledge or is deemed to know prior to the date hereof that these representations and warranties are inaccurate, untrue or incorrect in any way, such representations and warranties shall be deemed modified to reflect Purchaser’s knowledge or deemed knowledge.

EXECUTION VERSION

11.1.1    No Broker. Seller has not engaged or dealt with any broker or finder in connection with the sale contemplated by this Agreement, except ARA Cal, Inc. (the “Seller’s Broker”). Seller shall pay a brokerage commissions to the Seller’s Broker in accordance with a separate agreement. Seller shall indemnify and hold harmless Purchaser from Loss arising from any breach of the representation contained in this Section 11.1.1 or if the same shall be based on any statement, representation or agreement by Seller with respect to the payment of any brokerage commissions or finder’s fees. The foregoing indemnification shall survive Closing.
11.1.2    Organization. Seller has been duly formed, validly exists and is in good standing in the jurisdiction of its formation and in the state in which the Property is located.
11.1.3    Power and Authority. Seller has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
11.1.4    Proceedings. To the best of Seller’s actual knowledge, Seller has not received any written notice of any pending or threatened condemnation or similar proceeding affecting any part of the Property.
11.1.5    Contravention. To the best of Seller’s actual knowledge, Seller is not prohibited from consummating the transactions contemplated by this Agreement by any law, regulation, agreement, instrument, restriction, order or judgment.
11.1.6    Leases and Contracts. The Leases and Contracts comprise all of the leases and material contracts which will affect the Property on and after the Closing.
11.1.7    Compliance. To the best of Seller’s actual knowledge, Seller has not received written notice from any governmental authority that the Property is not in material compliance with all applicable laws, except for such failures to comply, if any, which have been remedied or otherwise disclosed to Purchaser.
11.1.8    Employees. Seller has no employees on-site at the Property providing on-site services to the Property and all such services are performed by Seller’s manager of the Property.
11.1.9    Litigation. Except as set forth on Schedule 11.1.9 attached hereto, there is no litigation, suit, action or administrative proceeding (including but not limited to LAHD, HUD and other housing agencies) pending against the Property, nor to the best of Seller’s knowledge has Seller received any written notice of any threatened litigation, suit, action or administrative proceeding against the Seller or the Property.

EXECUTION VERSION

11.1.10    PATRIOT Act.
(1)    Seller is in compliance with the requirements of Executive Order No. 133224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). Further, Seller covenants and agrees to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Purchaser for its review and inspection during normal business hours and upon reasonable prior notice.
(2)    To the best of Seller’s knowledge, neither Seller nor any beneficial owner of Seller:
is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);
(b)    is a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or
(c)    is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.
Notwithstanding anything contained herein to the contrary, for the purposes of this provision, the phrase “any beneficial owner of Seller” shall not include (x) any holder of a direct or indirect interest in a publicly traded company whose shares are listed and traded on a United States national stock exchange, or (y) any limited partner, unit holder or shareholder owning an interest of five percent (5%) or less in Seller or in the holder of any direct or indirect interest in Seller.
11.1.11    Leases. The Rent Roll lists all of the Leases affecting the Property and is otherwise be accurate and complete as of its date. Seller has or will, deliver to Purchaser true, accurate and complete copies of all of the Leases and there are no leases, subleases, licenses, occupancies or tenancies in effect pertaining to any portion of the Property, and no persons, tenants or entities occupy space in the Property, except as stated on the most current Rent Roll. There are no rights to renew, extend or terminate the Leases or expand any Lease premises, or options to purchase, except as shown in the Rent Roll and the Leases. Except as disclosed on Schedule 11.1.11 hereto, no brokerage commission or similar fee is

EXECUTION VERSION

due or unpaid by Seller with respect to any Lease, and there are no written or oral agreements that will obligate Purchaser, as Seller’s assignee, to pay any such commission or fee under any Lease or extension, expansion or renewal thereof. To Seller’s actual knowledge, except as disclosed on Schedule 11.1.11 hereto, the Leases and any guaranties thereof are in full force and effect, neither Seller nor any tenant is in default under its Lease, and the Leases and guaranties are subject to no defenses, setoffs or counterclaims for the benefit of the tenants thereunder. Seller is in compliance with all of the landlord’s material obligations under the Leases, and except as disclosed on Schedule 11.1.11 hereto, Seller has no obligation to any tenant under the Leases to further improve such tenant’s premises or to grant or allow any rent or other concessions. Except as disclosed on Schedule 11.1.11 hereto or on the Rent Roll, no rent or other payments have been collected in advance for more than one (1) month and no rents or other deposits are held by Seller, except the security deposits described on the Rent Roll and rent for the current month.
11.1.12    Environmental Reports. Schedule 11.1.12 lists all environmental reports, studies and assessments relating to the Property that are in the possession of Seller (the “Environmental Reports”) and Seller has delivered or made available to Purchaser a true and correct copy of each of the Environmental Reports.
11.1.13    Repairs. Seller has not received any estimate or other written evaluation of any condition existing at the Property for which a written violation notice has been received, of a material nature for which the underlying repair work has not been completed. For purposes of the foregoing, “material” means any condition that requires more than $25,000 of labor and/or materials to remedy.
11.1.14    Documents and Materials. The contents contained in the documents and materials provided by Seller to Purchaser regarding the Property are true and correct, and Seller has used commercially reasonable efforts to provide all such documents and materials in the possession or control of Seller to Purchaser.
11.1.15    Operating Statements. The operating statements and financial statements delivered by Seller (or on Seller’s behalf) to Purchaser are the actual operating statements used to operate the Property.
11.1.16    Insolvency. Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, (v) admitted in writing its

EXECUTION VERSION

inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.
11.1.17    OPA. To the best of Seller’s knowledge, Seller has not received any written notice that it is in default under the OPA.
11.2    Purchaser’s Warranties and Representations. The matters set forth in this Section 11.2 constitute representations, warranties and covenants by Purchaser which are now and shall, at the Closing, be true and correct.
11.2.1    No Broker. Except for Seller’s Broker, Purchaser has not engaged or dealt with any broker or finder in connection with the sale contemplated by this Agreement. Purchaser shall indemnify and hold harmless Seller Indemnified Parties from any Loss arising from any breach of the representation contained in this Section 11.2.1 or if the same shall be based on any statement, representation or agreement by Purchaser with respect to the payment of any brokerage commissions or finder’s fees. The foregoing indemnification shall survive Closing.
11.2.2    Organization. Purchaser has been duly formed, validly exists and is in good standing in the jurisdiction of its formation and in the state in which the Property is located.
11.2.3    Power and Authority. Purchaser has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
11.2.4    Independent Investigation. The consummation of this transaction shall constitute Purchaser’s acknowledgment that it has independently inspected and investigated the Property and has made and entered into this Agreement based upon such inspection and investigation and its own examination of the condition of the Property.
11.2.5    Purchaser Reliance. Purchaser is experienced in and knowledgeable about the ownership and management of real estate, and it has relied and will rely exclusively on its own consultants, advisors, counsel, employees, agents, principals and/or studies, investigations and/or inspections with respect to the Property, its condition, value and potential.
11.2.6    ERISA. Purchaser represents, warrants and covenants that it is not using the assets of any (i) ”employee benefit plan” (within the meaning of Section 3 (3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)); (ii) ”plan” (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (iii) entity whose underlying assets include “plan assets” by

EXECUTION VERSION

reason of a plan’s investment in such entity, to fund its purchase of the Property under this Agreement.
11.2.7    PATRIOT Act.
(1)    Purchaser is in compliance with the requirements of the Orders. Further, Purchaser covenants and agrees to make its policies, procedures and practices regarding compliance with the Orders, if any, available to Seller for its review and inspection during normal business hours and upon reasonable prior notice.
(2)    To the best of Purchaser’s knowledge, Purchaser is not:
(a)    listed on the Lists;
(b)    a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or
(c)    owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.
11.2.8    PATRIOT Act Notice. Purchaser hereby covenants and agrees that if Purchaser obtains knowledge that Purchaser becomes listed on the Lists or is indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, Purchaser shall immediately notify Seller in writing, and in such event, Seller shall have the right to terminate this Agreement without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Purchaser.
11.3    No Other Warranties and Representations. Except as specifically set forth in this Article XI, neither Seller nor Advisor has made, makes, or has authorized anyone to make, any warranty or representation as to the Leases, the Contracts, any written materials delivered to Purchaser, the persons preparing such materials, the truth, accuracy or completeness of such materials, the present or future physical condition, development potential, zoning, building or land use law or compliance therewith, the operation, income generated by, or any other matter or thing affecting or relating to the Property or any matter or thing pertaining to this Agreement. Purchaser expressly acknowledges that no such warranty or representation has been made and that Purchaser is not relying on any warranty or representation whatsoever other than as is expressly set forth in this Article XI. Purchaser shall accept the Property “as is” and in its condition on the date of Closing subject only to the express provisions of this Agreement and hereby acknowledges and agrees that SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND

EXECUTION VERSION

DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO, THE PROPERTY.
11.3.1    No Environmental Representations. Seller makes no representations or warranties as to whether the Property contains asbestos, radon or any hazardous materials or harmful or toxic substances, or pertaining to the extent, location or nature of same, if any. Further, to the extent that Seller has provided to Purchaser information from any inspection, engineering or environmental reports concerning asbestos, radon or any hazardous materials or harmful or toxic substances, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports.
11.3.2    Release of Claims. Except for the representation and warranties, covenants, obligations and requirements of Seller under this Agreement, Purchaser acknowledges and agrees that Seller makes no representation or warranty as to, and Purchaser, for itself, its successors and assigns, hereby waives and releases Seller from any present or future claims, at law or in equity, whether known or unknown, foreseeable or otherwise, arising from or relating to, the Property, this Agreement or the transactions contemplated hereby, including without limitation the presence or alleged presence of asbestos, radon or any hazardous materials or harmful or toxic substances in, on, under or about the Property, including without limitation any claims under or on account of (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may have been or may be amended from time to time, and similar state statutes, and any regulations promulgated thereunder; (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind; (iii) this Agreement; or (iv) the common law. Purchaser hereby specifically acknowledges that Purchaser has carefully reviewed this Section 11.3.2 and has discussed its import with legal counsel and that the provisions of this Section 11.3.2 are a material part of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the foregoing release shall not extend to (a) a breach by Seller of Seller’s representations and warranties set forth in this Agreement, (b) Seller’s actual fraud and (c) a breach by Seller of any of Seller’s obligations or covenants (including indemnity obligations) under this Agreement, including but not limited to, Purchaser’s rights under the Holdback Agreement and Seller’s indemnity with respect to the administrative proceedings as set forth in Section 16.8.2(b).
This Section 11.3.2 shall survive the Closing in perpetuity.

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ARTICLE XII

CASUALTY AND CONDEMNATION
Promptly upon learning thereof, Seller shall give Purchaser written notice of any condemnation, damage or destruction of the Property occurring prior to the Closing. If prior to the Closing all or any portion of the Property is condemned, damaged or destroyed by an insured casualty, Purchaser shall have the option of either (i) proceeding to Closing without a reduction on the Purchase Price and applying the proceeds of any condemnation award or payment under any insurance policies (other than business interruption or rental loss insurance) toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller, receiving from Seller an amount equal to any applicable deductible under any such insurance policy and receiving an assignment from Seller of Seller’s right, title and interest in any such awards or payments not theretofore received by Seller; or (ii) terminating this Agreement by delivering written notice of such termination to Seller and Escrow Agent within ten (10) days after Purchaser has received written notice from Seller of such material condemnation, damage or destruction. If, prior to the Closing, a portion of the Property is condemned, damaged or destroyed and such portion is not a material portion of the Property, the proceeds of any condemnation award or payment and any applicable deductible under any insurance policies shall be applied toward the payment of the Purchase Price to the extent such condemnation awards or insurance payments have been received by Seller and Seller shall assign to Purchaser all of Seller’s right, title and interest in any unpaid awards or payments. For purposes of this Article XII, the term “material portion” shall mean greater than three and one half percent (3.5%) of the Purchase Price or a material and adverse impact on the operation or use of the Property (including, in the case of condemnation, loss of access to the parking area of the Property). If the damage or destruction arises out of an uninsured (or underinsured) risk, Seller shall elect, by written notice within ten (10) days of the occurrence of such damage or destruction either to terminate this Agreement or to close the transaction contemplated hereby with a reduction of the Purchase Price equal to the costs of repairing the Property, as reasonably estimated by an engineer engaged by Seller and reasonably acceptable to Purchaser.
ARTICLE XIII

CONDUCT PRIOR TO CLOSING
13.1    Conduct. From and after the date hereof, Seller shall operate the Property in accordance with its standard business procedures.
13.2    Actions Prohibited. Seller shall not, without the prior written approval, such approval not to unreasonably withheld, conditioned, or delayed, of Purchaser:
(i)    make any material structural alterations or additions to the Property except as (a) in the ordinary course of operating the Property, (b) required for

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maintenance and repair, (c) required by any of the Leases or the Contracts, or (d) required by this Agreement;
(ii)    sell, transfer, encumber or change the status of title of all or any portion of the Property;
(iii)    change or attempt to change, directly or indirectly, the current zoning of the Real Property in a manner materially adverse to it;
(iv)    cancel, amend or modify, in a manner materially adverse to the Property, any license or permit held by Seller with respect to the Property or any part thereof which would be binding upon Purchaser after the Closing;
(v)    remove any Personal Property except in the ordinary course of business as may be required for necessary repair or replacement;
(vi)    stop maintaining in full force and effect fire and commercial general liability insurance on the Property which is at least equivalent in all material respects to the insurance policies covering the Property as of the Effective Date; or
(vii)    agree to pay third party brokers any commissions for any Leases entered into after the Effective Date, which commission is not fully paid for by Seller prior to the Closing Date.
13.3    New Leases and Contracts. Seller may enter into any new lease (on its standard lease form and as long as consistent with current market terms) or contract without Purchaser’s consent so long as: (i) Seller provides Purchaser prior written notice of such lease and (ii) such leases are entered into in accordance with Seller’s past practices, at current market rents, on Seller’s standard lease form and for a length of term no longer than one (1) year (with respect to residential leases); provided, however, in no event shall Seller enter into a new lease, renew or otherwise modify the current lease for Unit 131 other than allowing the tenant in Unit 131 to move into Unit 132. Seller may not enter into any new non-residential leases or amend any existing non-residential leases without receiving Purchaser’s prior written consent, which consent may be withheld in its sole discretion. Notwithstanding the preceding sentence Seller may only enter into any new contracts without Purchaser’s consent if doing so is in the ordinary course of operating the Property and the contract (i) will not be binding on Purchaser; or (ii) is cancelable on thirty (30) days or less notice without penalty or premium.
13.4    Confidentiality. Seller and Purchaser shall, prior to the Closing, maintain the confidentiality of this sale and purchase and shall not, except as required by law or governmental regulation applicable to Seller or Purchaser, disclose the terms of this Agreement or of such sale

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and purchase to any third parties whomsoever other than investors or prospective investors in Seller or Purchaser or the principals of Seller’s Broker, Escrow Agent, the Title Company, Purchaser's accountants, attorney's architects, engineers and such other persons whose assistance is required in carrying out the terms of this Agreement (“Purchaser’s Representatives”); notwithstanding the foregoing, Purchaser shall not disclose to investors or prospective investors the name of Seller or any of its affiliates without the prior written consent of Seller, which consent may be withheld in Seller’s sole and absolute discretion. Neither Seller nor Purchaser shall at any time issue a press release or otherwise communicate with media representatives regarding this sale and purchase unless such release or communication has received the prior written approval of the other. Purchaser agrees that all documents and information regarding the Property of whatsoever nature made available to it by Seller or Seller’s agents and the results of all tests and studies of the Property (collectively, the “Proprietary Information”) are confidential and Purchaser shall not disclose any Proprietary Information to any other person except those assisting it with the analysis of the Property and/or Purchaser’s Loan Parties (as hereinafter defined), and only after procuring such person’s agreement to abide by these confidentiality restrictions. As used in this Agreement, “Purchaser’s Loan Parties” shall mean (A) any lender who contemplates providing or provides financing to Purchaser in connection with the transactions contemplated by this Agreement, together with the officers, employees, agents, representatives, consultants and attorneys of such lender or prospective lender, and (B) any broker who is engaged by Purchaser to identify a lender or prospective lender for Purchaser in connection with the transactions contemplated by this Agreement. The term “Proprietary Information” does not include information which (i) becomes generally available to the public other than as a result of a disclosure by Purchaser; (ii) was available to Purchaser or any of the Purchaser’s Representatives or Purchaser’s Loan Parties on a non-confidential basis prior to its disclosure by Seller; or (iii) becomes available on a non-confidential basis from a source other than Seller, provided that such source is not bound by a confidentiality agreement with Seller or otherwise is prohibited from transmitting the information to Purchaser by a contractual, legal or fiduciary obligation. Notwithstanding the foregoing and anything to the contrary in this Agreement, nothing contained herein shall impair Purchaser’s (or any Purchaser affiliate’s) right to disclose information relating to this Agreement or the Property (a) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating Purchaser or its affiliates, (b) in connection with any filings (including any amendment or supplement to any S 11 filing) with governmental agencies (including the United States Securities and Exchange Commission) by any REIT holding an interest (direct or indirect) in Purchaser, and (c) to any broker/dealers in the Purchaser’s or any REIT’s broker/dealer network and any of the REIT’s or Purchaser’s investors. This Section 13.5 shall survive the Closing or termination of this Agreement.
13.5    Right to Cure. If any title defect or other matter which would entitle Purchaser to terminate this Agreement shall first arise after execution of this Agreement, or if Seller shall have

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breached any representation or warranty hereunder, Seller may elect, by written notice to Purchaser, to cure such title defect or other matter by causing it to be removed, insured over or bonded to cure such breach and Seller may adjourn the Closing for up to thirty (30) business days to do so. Nothing contained in this Section 13.6 shall require Seller to cure any matter or to incur any liability or expense to do so.
ARTICLE XIV

NOTICES
All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly delivered (i) upon the delivery (or refusal to accept delivery) by messenger or overnight express delivery service (or, if such date is not on a business day, on the business day next following such date), or (ii) on the third (3rd) business day next following the date of its mailing by certified mail, postage prepaid, at a post office maintained by the United States Postal Service, or (iii) upon the receipt by facsimile transmission as evidenced by a written transmission confirmation produced by the facsimile transmitting machine or (iv) upon the receipt of an electronic email transmission, followed by delivery by one of the other means identified in (i)-(iii), addressed as follows:

If to Purchaser:    NOHO COMMONS PACIFIC OWNER LLC
c/o M West Holdings, LLC
13949 Ventura Blvd., Suite 350
Sherman Oaks, CA 91423
Attn: Karl Slovin
Email: kslovin@mwestholdings.com

And to:    c/o KBS Capital Advisors LLC
11150 Santa Monica Boulevard, Suite 400
Los Angeles, CA 90025
Attn: Jamie Rodgers
Telephone: (310) 432-2103
Email: jrodgers@kbs.com

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Attn: Brian Ragsdale
Telephone: (949) 797-0305
Email: bragsdale@kbs.com

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With a copy to:    Sklar Kirsh LLP
1880 Century Park East, Suite 300
Los Angeles, CA 90067
Attn: Andrew Kirsh
Email: akirsh@sklarkirsh.com

And to:                Sheppard Mullin Richter and Hampton, LLP
650 Town Center Drive, 4th Floor
Costa Mesa, CA 92626
Attn: Scott A. Morehouse, Esq.
Telephone: (714) 424-2865
Email: smorehouse@sheppardmullin.com
If to Seller, to:    Redwood Partners, Inc.
32932 Pacific Coast Highway, 14-388
Dana Point, CA 92629
Attention: Scott McCarter
Facsimile: 949-2008772
Email: srm@redwoodpartnersinc.com
and
Rockwood Capital, LLC
140 East 45th Street
34th Floor
New York, NY 10017
Attention: Maysa Vahidi, Esq.
Facsimile: 212-867-2394
E-mail: mvahidi@rockwoodcap.com

with a copy to:    Akin, Gump, Strauss, Hauer & Feld, LLP
1999 Avenue of the Stars
Suite 600
Los Angeles, CA 90067
Attention: David Phelps
Facsimile: (310) 229-1001
Email: dphelps@akingump.com

If to Escrow Agent, to:
Either party may, by notice given as aforesaid, change the address or addresses, or designate an additional address or additional addresses, for its notices, provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.

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ARTICLE XV

TRANSFER OF POSSESSION
15.1    Transfer of Possession.
15.1.1    Possession of the Property shall be transferred to Purchaser at the time of Closing subject to the following (the “Permitted Encumbrances”):
(a)    Non delinquent real property taxes and all assessments and unpaid installments thereof which are not delinquent.
(b)    The Leases and the rights of tenants thereunder.
(c)    Any other lien, encumbrance, easement or other exception or matter voluntarily imposed or consented to by Purchaser prior to or as of the Closing.
(d)    All exceptions (including printed exceptions) to title contained or disclosed in the Title Report (as defined in Section 5.1.1) other than any objections to title identified which Seller commits in writing to remove or have removed and not thereafter waived by Purchaser). Notwithstanding the above, any non-material exception to title first appearing after the Effective Date which does not materially impair access to or value of the Property (a “Non-Material Exception”) shall be considered a Permitted Encumbrance.
(e)    All matters, rights and interests that would be discovered by the survey of the Property to be obtained by Purchaser.
15.1.2    Permitted Encumbrances shall not include, and Seller shall affirmatively (i) discharge all liens of deeds of trust and/or mortgages or other collateral financing interests and all other monetary liens created by, under or through Seller, or assumed by Seller (with Seller having the right to apply the Purchase Price or a portion thereof for such purpose), whether voluntary or involuntary, (ii) discharge all mechanics’ or materialman’s liens for work performed by or at the direction of Seller, (iii) satisfy or otherwise eliminate to the satisfaction of the Title Company any and all judgment liens against Seller and (iv) cure and/or remove any other exception or encumbrance created by, under or through Seller after the Effective Date and not approved by the Purchaser (each a “Mandatory Removal Item”).
15.2    Delivery of Documents at Closing. At the time of Closing, Seller shall deliver to Purchaser, or leave at the Property: originals or copies of any additional documents, instruments, records, keys, passwords, pass cards, original leases, original Contracts and original plans, permits

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and warranties in the possession of Seller or its agents which are necessary for the ownership and operation of the Property.
ARTICLE XVI

GENERAL PROVISIONS
16.1    Captions. Captions in this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any of the terms hereof.
16.2    Exhibits. All exhibits referred to herein and attached hereto are a part hereof.
16.3    Entire Agreement. This Agreement contains the entire agreement between the parties relating to the transaction contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.
16.4    Modification. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.
16.5    Attorneys’ Fees. Should any party hereto employ an attorney for the purpose of enforcing or construing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys’ fees and all costs, whether incurred at the trial or appellate level, including without limitation service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees and the cost of any bonds, whether taxable or not, and such reimbursement shall be included in any judgment, decree or final order issued in that proceeding. The “prevailing party” means the party in whose favor a judgment, decree, or final order is rendered.
16.6    Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California.
16.7    Time of Essence. Time is of the essence to this Agreement and to all dates and time periods set forth herein.
16.8    Survival of Warranties/Holdback/Indemnity.
16.8.1    Unless otherwise expressly stated otherwise in this Agreement, only those warranties and representations contained in Sections 11.1 and 11.2 and the provisions of

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Section 11.3, shall survive the Closing, the delivery of the Deed and the payment of the Purchase Price; provided, however, that (i) such representations and warranties (but not such provisions) shall cease and terminate nine (9) months after the date of Closing, except in respect of any representation or warranty as to which Purchaser or Seller, as the case may be, shall have commenced, on or before such nine (9) month anniversary, a legal proceeding based on the breach thereof as of the date of Closing, and then only for so long as such proceeding shall continue and limited to the breach therein claimed; (ii) Seller shall have no liability to Purchaser with respect thereto unless and until the damages suffered by Purchaser as a result thereof shall equal or exceed Seventy Five Thousand Dollars ($75,000) in the aggregate (the “Floor”) (in which event Purchaser shall be entitled to damages without regard to the Floor); and (iii) the maximum total liability for which Seller shall be responsible with respect to all representations and warranties shall not exceed the Maximum Liability Cap in the aggregate. Unless otherwise expressly herein stated to survive, all other representations, covenants, indemnities, conditions and agreements contained herein shall merge into and be superseded by the various documents executed and delivered at Closing and shall not survive the Closing. For the avoidance of doubt, pursuant to Section 11.1, Seller shall have no liability to Purchaser after Closing for any matter disclosed by Seller or learned of by Purchaser prior to Closing.
16.8.2
(a)    At the Closing, an amount equal to Three Hundred Eighty Five Thousand Dollars ($385,000.00) (less any sums expended by Seller prior to Closing directly in connection with the Mandated Improvement Work (as defined below)) (the “Escrow Sum”) shall be deposited in an escrow established by Escrow Agent for purposes of securing payment and performance of any work required to be performed on the Property (“Mandated Improvement Work”) to comply with any court order or settlement agreement stemming from that certain law suit (the “UFAS Litigation”) known as “Independent Living Center et al. v. City of Los Angeles, Redrock Noho Residential, LLC et al.; Docket No. 2:12-cv-00551-FMO-PJW (C.D. CA)” as more particularly described in Schedule 11.1.0 of the Purchase Agreement (the “UFAS Litigation”). The Escrow Sum will be invested, disbursed or otherwise dealt with and disposed of pursuant to the terms of the Holdback Escrow Agreement (the “Holdback Agreement”), the form of which is attached hereto as Exhibit B. Seller and Purchaser shall deliver a duly executed copy of the Holdback Agreement to Escrow Agent at the Closing. It is the parties’ understanding that Seller and/or its insurance shall continue to handle the UFAS Litigation after the Closing Date directly, and at Seller’s or Seller’s insurance company’s sole cost and expense, provided that Seller agrees to provide notice to Purchaser of any status updates or other notifications it receives concerning the UFAS Litigation.

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(b)    The Property is currently subject to certain HUD administrative proceedings (the “HUD Proceedings”) as more particularly described on Schedule 11.1.9 hereto. It is the parties’ understanding that Seller and/or its insurance shall continue to handle the HUD Proceedings after the Closing Date directly, provided that Seller agrees to provide notice to Purchaser of any status updates or other notifications it receives concerning the HUD Proceedings. Seller agrees to indemnify, defend and hold harmless Purchaser and its respective affiliates, members, partners, subsidiaries, shareholders, officers, directors and agents from any loss, injury, damage, cause of action, liability, claim, lien, cost or expense, including reasonable attorneys’ fees and costs arising directly from the HUD Proceedings. To the extent any new HUD proceedings (“New HUD Proceedings”) arise in relation to the Property after Closing, which Seller did not receive written notice of prior to the Closing, Purchaser agrees to indemnify, defend and hold harmless Seller and its respective affiliates, members, partners, subsidiaries, shareholders, officers, directors and agents from any loss, injury, damage, cause of action, liability, claim, lien, cost or expense, including reasonable attorneys’ fees and costs arising directly from the New HUD Proceedings. The indemnities in this Section 16.8.2 shall survive the Closing or any termination of this Agreement.
16.9    Assignment by Purchaser. Purchaser may not assign its rights under this Agreement; provided, however, that Purchaser reserves the right to take title to the Property in the name of an affiliate, or in the name of one or more institutional investors for which Purchaser or one of its affiliates is then acting as investment manager; provided Purchaser delivers to Seller written notice of its intention to do so no less than five (5) business days prior to the Closing including the legal name and structure of the assignee. No assignment of Purchaser's rights hereunder shall relieve Purchaser of its liabilities and obligations under this Agreement. This Agreement is solely for the benefit of Seller and Purchaser; there are no third party beneficiaries hereof. Any assignment of this Agreement in violation of the foregoing provisions shall be null and void. Notwithstanding the foregoing, under no circumstances shall Purchaser have the right to assign this Agreement to any person or entity or employee benefit plan if Seller’s sale of the Property to such person or entity or plan would, in the judgment of Seller, create or otherwise cause a “prohibited transaction” under or violation of ERISA.
16.10    Severability. If any term, covenant, condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, provision or agreement is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, provision or agreement herein contained.

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16.11    Successors and Assigns. All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns (subject to Section 16.9).
16.12    Interpretation. Seller and Purchaser acknowledge each to the other that both they and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.
16.13    Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.
16.14    Recordation. This Agreement may not be recorded and any attempt to do so shall be of no effect whatsoever.
16.15    Limitation on Liability. In any action brought to enforce the obligations of Seller under this Agreement or any other document delivered in connection herewith, the judgment or decree shall be subject to the provisions of Section 16.8 and shall, otherwise in any event, be enforceable against Seller only up to an amount not to exceed two percent (2%) of the Purchase Price (the “Maximum Liability Cap”); provided, however, any recovery by Purchaser pursuant to the Holdback Agreement and Seller’s indemnity with respect to the litigation and administrative proceedings as set forth in Section 16.8.2 shall be excluded from the Maximum Liability Cap. In light of Seller’s indemnities and surviving obligations expressly set forth in this Agreement, Seller shall not distribute 100% of the purchase proceeds from the Closing to its members if such distribution would violate Section 18-607 of the Delaware Limited Liability Company Act (6 Del. C. Section 18-101 et. seq.) and shall maintain reserves reasonably sufficient to avoid such violation, as determined in Seller’s reasonable determination. In connection with this Agreement, Advisor is acting as the investment advisor to Seller and shall not have any individual liability hereunder. No shareholder, officer, employee or agent of or consultant to Advisor or of or to Seller shall be held to any personal liability hereunder, and no resort shall be had to their property or assets, or the property or assets of Advisor or of Seller for the satisfaction of any claims hereunder or in connection with the affairs of Advisor or of Seller. Purchaser shall have no recourse against any other property or assets of Seller, any assets of the Advisor, or to any of the past, present or future, direct or indirect, shareholders, partners, members, managers, principals, directors, officers, agents, incorporators, affiliates or representatives of Seller or the Advisor (collectively, “Seller Parties”) or of any of the assets or property of any of the foregoing for the payment or collection of any amount, judgment, judicial process, arbitral award, fee or cost or for any other obligation or claim arising out of or based upon this Agreement and requiring the payment of money by Seller. Except as otherwise expressly set forth in this Section 16.15, neither Seller nor any Seller Party shall be subject to levy,

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lien, execution, attachment or other enforcement procedure for the satisfaction of any of Purchaser’s rights or remedies under or with respect to this Agreement, at law, in equity or otherwise. The provisions of this Section shall survive the termination of this Agreement.
16.16    Possession of Advisor. As used in this Agreement, the “possession” or “receipt” of a document, notice or similar writing by Seller shall be deemed to be only the possession, receipt or notice such document by Advisor.
16.17    Business Day. As used in this Agreement, “business day” shall be deemed to be any day other than a day on which banks in the state of California shall be permitted or required to close.
16.18    Energy Disclosure. Purchaser hereby acknowledges that Seller has complied with California Public Resource Code § 25402.10 and the disclosure regulations issued in connection therewith (e.g., California Code of Regulations, Title 20, Sections 1680 – 1684) by, among other things, delivering to Purchaser the Data Verification Checklist (as such term is defined in California Code of Regulations, Title 20, Section 1681) for the Property prior to the date hereof. By Purchaser's execution of this Agreement, Purchaser acknowledges Purchaser's receipt of the Data Verification Checklist.
16.19    1031 Exchange. Either party may consummate at such party’s expense the sale of the Property as part of a so-called like kind exchange (the “Exchange”) pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”), provided that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to the other party’s obligations under this Agreement; (ii) the electing party shall effect the Exchange through assignment of its right under this Agreement to a qualified intermediary; (iii) the other party shall not be required to take an assignment of the purchase agreement for the relinquished or replacement property of the Exchange; (iv) the electing party shall indemnify and hold the other party harmless with respect to any liability in connection with the Exchange and (v) the electing party shall remain primarily liable under this Agreement and indemnify the other party from any liability in connection with the Exchange. The other party shall not by this Agreement or acquiescence to the Exchange (1) have its right under this Agreement affected or diminished in any matter or (2) be responsible for compliance with or be deemed to have warranted to the electing party that the Exchange in fact complies with Section 1031 of the Code.
16.20    Exclusivity. Notwithstanding anything to the contrary provided elsewhere herein, Seller acknowledges that neither Seller nor any affiliate, representative, advisor, officer, director, employee or agent of Seller shall enter into any purchase and sale agreements or term sheets regarding the sale of the Property with any third party, during the period commencing on the Effective Date

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hereof and expiring on the earlier of the date on which this Agreement is terminated or the Closing Date.
ARTICLE XVII

ESCROW AGENT DUTIES AND DISPUTES
17.1    Other Duties of Escrow Agent. Escrow Agent shall not be bound in any way by any other agreement or contract between Seller and Purchaser, whether or not Escrow Agent has knowledge thereof. Escrow Agent’s only duties and responsibilities with respect to the Deposit shall be to hold the Deposit and other documents delivered to it as agent and to dispose of the Deposit and such documents in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, Escrow Agent shall have no responsibility to protect the Deposit and shall not be responsible for any failure to demand, collect or enforce any obligation with respect to the Deposit or for any diminution in value of the Deposit from any cause, other than Escrow Agent’s gross negligence or willful misconduct. Escrow Agent may, at the expense of Seller and Purchaser, consult with counsel and accountants in connection with its duties under this Agreement. Escrow Agent shall not be liable to the parties hereto for any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel and accountants. Escrow Agent shall not be obligated to take any action hereunder that may, in its reasonable judgment, result in any liability to it unless Escrow Agent shall have been furnished with reasonable indemnity satisfactory in amount, form and substance to Escrow Agent.
17.2    Disputes. Escrow Agent is acting as a stakeholder only with respect to the Deposit. If there is any dispute as to whether Escrow Agent is obligated to deliver the Deposit or as to whom the Deposit is to be delivered, Escrow Agent shall not make any delivery, but shall hold the Deposit until receipt by Escrow Agent of an authorization in writing, signed by all the parties having an interest in the dispute, directing the disposition of the Deposit, or, in the absence of authorization, Escrow Agent shall hold the Deposit until the final determination of the rights of the parties in an appropriate proceeding. Escrow Agent shall have no responsibility to determine the authenticity or validity of any notice, instruction, instrument, document or other item delivered to it, and it shall be fully protected in acting in accordance with any written notice, direction or instruction given to it under this Agreement and believed by it to be authentic. If written authorization is not given, or proceedings for a determination are not begun, within thirty (30) days after the date scheduled for the closing of title and diligently continued, Escrow Agent may, but is not required to, bring an appropriate action or proceeding for leave to deposit the Deposit with a court of the State of pending a determination. Escrow Agent shall be reimbursed for all costs and expenses of any action or proceeding, including, without limitation, attorneys’ fees and disbursements incurred in its capacity as Escrow Agent, by the party determined not to be entitled to the Deposit. Upon making delivery of the Deposit in the manner provided in this Agreement, Escrow Agent shall have no further liability

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hereunder. In no event shall Escrow Agent be under any duty to institute, defend or participate in any proceeding that may arise between Seller and Purchaser in connection with the Deposit.
17.3    Reports. Escrow Agent shall be responsible for the timely filing of any reports or returns required pursuant to the provisions of Section 6045(e) of the Internal Revenue Code of 1986 (and any similar reports or returns required under any state or local laws) in connection with the closing of the transaction contemplated by this Agreement.
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first set forth above.
SELLER:
REDROCK NOHO RESIDENTIAL, LLC,
a Delaware limited liability company
By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member
By:    Redwood Partners, Inc.,
a California corporation,
its manager
By:      /s/ Scott McCarter
Name: Scott McCarter
Title: President

[Signature Page to Sale Purchase and Escrow Agreement]

PURCHASER:

NOHO COMMONS PACIFIC OWNER LLC,
a Delaware limited liability company

By:  KBS SOR II Lofts at NoHo Commons, LLC,
a Delaware limited liability company,
its sole member

By: NoHo Commons Pacific Investors LLC,
a Delaware limited liability company,
its Managing Member

By: Slovin Properties, Inc.,
a Delaware corporation,
its Manager

By: /s/ Karl Slovin
Karl Slovin, President

[Signature Page to Sale Purchase and Escrow Agreement]

CONSENT AND AGREEMENT OF ESCROW AGENT
The undersigned Escrow Agent hereby agrees to (i) accept the foregoing Agreement; (ii) be the escrow agent under said Agreement; and (iii) be bound by said Agreement in the performance of its duties as escrow agent.
Chicago Title Insurance Company
By:     /s/ Authorized Signatory
Name:
Title:

[Signature Page to Sale Purchase and Escrow Agreement]

EXHIBIT A
Description of Land

PARCEL 1A:

PARCEL B OF PARCEL MAP L.A. NO. 2002-6231, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 340 PAGES 78 to 80 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOT 25 OF BLOCK 6 OF LANKERSHIM, AS PER MAP RECORDED IN BOOK 16 PAGES 114 AND 115 OF MAPS, IN THE OFFICE OF THE LOS ANGELES COUNTY RECORDER, ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, BUT WITHOUT ANY RIGHT TO PENETRATE, USE OR DISTURB SAID PROPERTY WITHIN 500 FEET OF THE SURFACE THEREOF, AS EXCEPTED AND RESERVED IN DEED RECORDED SEPTEMBER 10, 1986 AS INSTRUMENT NO. 86-1190583, OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOT 27 OF SAID BLOCK 6 OF SAID LANKERSHIM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER ALL OF THE ABOVE DESCRIBED REAL PROPERTY, BUT WITHOUT ANY RIGHT TO PENETRATE, USE OR DISTURB SAID PROPERTY WITHIN 500 FEET OF THE SURFACE THEREOF, AS EXCEPTED AND RESERVED BY DAVID FEIGIN, ET AL, IN A DEED RECORDED ON MAY 26, 1989, AS INSTRUMENT NO. 89-854239 OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOTS 20, 21 AND 22 IN SAID BLOCK 6 OF SAID LANKERSHIM ALL OIL, GAS, WATER, AND MINERAL RIGHTS NOW VESTED IN THE CITY OF LOS ANGELES WITHOUT, HOWEVER, THE RIGHT TO USE THE SURFACE OF SAID LAND OR ANY PORTION THEREOF TO A DEPTH OF 500 FEET BELOW THE SURFACE, FOR THE EXTRACTION OF SUCH OIL, GAS, WATER AND MINERALS, AS EXCEPTED AND RESERVED BY THE CITY OF LOS ANGELES RECORDED APRIL 12, 2004 AS INSTRUMENT NO. 04-0870960 OF OFFICIAL RECORDS.

PARCEL 1B:

A NON-EXCLUSIVE EASEMENT AS PROVIDED IN THAT CERTAIN AMENDED AND RESTATED DECLARATION AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS, RECORDED JANUARY 5, 2007 AS INSTRUMENT NO. 07-26534, OF OFFICIAL RECORDS, (THE “DECLARATION”), FOR INGRESS AND EGRESS IN, ON, OVER, ACROSS AND THROUGH THAT PORTION OF THE NOHO ALLEY (AS DEFINED IN THE DECLARATION) LOCATED WITHIN PARCEL “A” OF SAID PARCEL MAP L.A. NO. 2002-6231.

Exhibit A-1
208130846 v5
4812-0574-7510, v. 6

EXHIBIT B

Holdback Escrow Agreement

THIS HOLDBACK ESCROW AGREEMENT (this “Agreement”) is made and entered into as of the ___ day of [_____], 2016, by and among [_______________________](“Seller”), [_______________________] (“Purchaser”), and [_____________________________] (“Escrow Holder”).
RECITALS
A.     Seller, Purchaser and Escrow Holder entered into that certain Purchase and Sale Agreement dated [_________], 2016 (as amended and supplemented from time to time, the “Purchase Agreement”).
B.    Pursuant to Purchase Agreement, Purchaser is acquiring the interests of Seller in the property described therein (the “Property”). Each capitalized term not defined herein shall have the respective meaning given to that term in the Purchase Agreement.
C.     Section 16.8.2 of the Purchase Agreement provides, in part, that, upon the Closing, the Escrow Sum will be deposited into the Escrow (as hereinafter defined) for purposes of securing payment and performance of the Mandated Improvement Work. It is the understanding of Seller and Purchaser that Seller and/or its insurance company shall continue working towards a final settlement agreement of the UFAS Litigation (the “Settlement Agreement”) after Closing directly upon terms as further outlined in the attached Exhibit 1, provided that Seller agrees to provide notice to Purchaser of any status updates or other notifications it receives and Purchaser covenants and agrees to execute the Settlement Agreement if ultimately required by the court. Upon execution of the Settlement Agreement, Seller and Purchaser will jointly retain Christy Kim (the “Consultant”) at Seller’s sole cost and expense, to assist Seller and Purchaser in agreeing upon a reasonable estimate of the total costs plus an additional 25% for Purchaser oversight of the Mandated Improvement Work (collectively, the “Improvement Cost Amount”) to complete the Mandated Improvement Work. In estimating the Improvement Cost Amount, Seller and Purchaser agree that the most cost-effective solutions (consistent with the current fit and finish of the Property and utilizing units with existing UFAS features where possible) shall be used for completion of the Mandated Improvement Work.
D.     Except as otherwise expressly provided herein, this Agreement is not intended to modify or alter in any way the obligations of the parties under the Purchase Agreement.
NOW, THEREFORE, in consideration of the above Recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:
1.     Deposit; Investment of Funds.

208130846 v9

(a)     Upon the Closing under the Purchase Agreement, The Escrow Sum shall be deposited into an account maintained by the Escrow Holder (the “Escrow”). Such amount, plus any interest, dividends and other proceeds earned on all escrowed funds, shall at all times remain in the Escrow except as expressly provided otherwise in this Agreement.
(b)    Escrow Holder shall invest all escrowed funds in an interest-bearing bank account at a bank that Purchaser and Seller approve, or in such other investments as shall be approved in writing by Seller and Purchaser. The Escrow Holder is hereby authorized and directed to sell or redeem any such investments as it deems necessary to make any payments or distributions required under this Agreement. The Escrow Holder shall have no responsibility or liability for any loss which may result from any investment or sale of investment made pursuant to this Agreement. The Escrow Holder is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal in good faith with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of the Escrow Holder or for any third person or dealing as principal for its own account. The Parties acknowledge that the Escrow Holder is not providing investment supervision, recommendations or advice.
(c)     All interest, dividends and other income or proceeds earned on the Escrow Sum shall be treated as part of the Escrow Sum and shall be disbursed as provided herein. Neither Purchaser nor Seller shall be liable in any manner to the other as a result of any investment decision made, or any approval of or failure to approve any investment decision, with respect to the Escrow.
2.     Disbursement of Escrow Sum and Indemnity. Within two (2) business days after issuance of a final court order with respect to the UFAS Litigation or the execution of the Settlement Agreement and agreement by Seller and Purchaser (in consultation with the Consultant) of the Improvement Cost Amount, Escrow Holder shall promptly disburse from the Escrow Sum to Purchaser the Improvement Cost Amount, with the remainder of the Escrow Sum, if any, going to Seller. Purchaser covenants and agrees, following the disbursement of the Improvement Cost Amount to Purchaser, to complete the Mandated Improvement Work in a lien free manner and hereby agrees to indemnify, defend and hold harmless Seller and its respective affiliates, members, partners, subsidiaries, shareholders, officers, directors and agents from any loss, injury, damage, cause of action, liability, claim, lien, cost or expense, including reasonable attorneys’ fees and costs arising from any claims relating to the Mandated Improvement Work under the Settlement Agreement or any defects related thereto.
3.     Controversies. In the event that any controversy arises between the Parties hereto or with any third person, Escrow Holder shall not be required to make any determination of the same or take any action with regard to the same, but may await settlement of the controversy by mutual instructions of the parties or by appropriate legal or arbitration proceedings.
4.    Compensation. Escrow Holder shall be entitled to compensation for its services in the amount of $_______________, which compensation shall be paid one-half by Seller and one-half by Purchaser. The fee agreed upon for the services rendered hereunder is intended as full compensation for Escrow Holder's services as contemplated by this Agreement; provided, however, that in the event that conditions for the disbursement of funds under this Agreement are not fulfilled or Escrow Holder renders any services not contemplated in this Agreement or the Escrow Holder is made a party to any litigation pertaining to this Agreement or the subject matter hereof, Escrow Holder shall be compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys' fees and expenses occasioned by any such delay, controversy, litigation, or event.
5.     Harmless. Seller and Purchaser hereby jointly and severally promise and agree to pay promptly on demand and to indemnify and hold harmless Escrow Holder from and against all costs, damages, judgments, attorneys’ fees, expenses, obligations and liabilities of every kind which in good faith are incurred or suffered by the Escrow Holder in connection with or arising out of the Escrow (it being expressly understood and agreed, however, that nothing in this Section 4 shall alter or impair the right of Seller or Purchaser to recover from the other any amount due from one to the other with respect to sums paid to Escrow Holder pursuant to this Section 4).
6.     Notices.
(a)     Whenever any notice, demand, request or other communication is required or permitted hereunder, such notice, demand, request or communication shall be made in writing and shall be personally delivered to the addresses set forth in the Purchase Agreement, sent via prepaid courier or telecopier, or deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed to the addresses set forth in the Purchase Agreement (with respect to Seller or Purchaser), and any notices to Escrow Holder shall be sent to:
(b)     Except as provided in subsection (c), below, any notice, demand, request or other communication sent in the manner specified in this Section 6 shall be deemed to have been delivered upon receipt by the person to whom such notice was addressed.
(c)    The inability to deliver any notice, demand or request because the individual to whom it is properly addressed in accordance with this Section 6 refuses delivery thereof or no longer can be located at that address shall constitute delivery thereof to such individual.
(d)     Each party hereto shall have the right from time to time to designate by written notice to the other parties thereto such other person or persons and such other place or places as said party may desire written notices to be delivered or sent in accordance herewith.
7.     Modification. No provision of this Agreement may be modified, amended, supplemented or terminated nor may the obligations of the parties hereunder be waived except by an agreement in writing signed by the parties hereto or their respective successors in interest.
8.     Charges. Except as otherwise provided herein, all charges and expenses of Escrow are to be shared equally by Purchaser and Seller.
9.     Governing Law. This Agreement and the transactions contemplated herein shall be construed in accordance with and governed by laws of the State of Louisiana, without giving effect to the conflict-of-law rules and principles of said state.

10.     Incorporation of Prior Agreements. This Agreement, together with the Purchase Agreement and any documents delivered in connection therewith, contain the entire understanding of the parties hereto with respect to the subject matter hereof, and no other prior or contemporaneous written or oral agreement or understanding pertaining to any such matter shall be effective for any purpose. The parties do not intend to confer any benefit hereunder on any person, corporation or firm other than the parties hereto or their permitted successors and assigns.
11.     Costs and Attorneys’ Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, default, or misrepresentation in connection with any of the provisions of this Agreement, or if Escrow Holder commences any action with respect to the Escrow, the successful or prevailing party shall be entitled to recover actual attorneys’ fees and other costs incurred in that action or proceeding (together with costs of enforcing any judgments or rulings), in addition to any other relief to which it may be entitled.
12.     Conflict. In the event of any conflict between the provisions of this Agreement and the Purchase Agreement, the provisions of this Agreement shall control.
13.     Time of Essence. All terms provided for in this Agreement for the performance of any act will be strictly construed, time being of essence.
14.     Further Assurances. Purchaser and Seller agree to execute such further instructions to Escrow Holder and such other instruments as may be reasonably necessary to carry out the provisions of this Agreement.
15.     Counterparts. This Agreement, and any document or instrument entered into, given or made pursuant to this Agreement or authorized hereby, and any amendment or supplement thereto, may be executed in two or more counterparts, and, when so executed, will have the same force and effect as though all signatures appeared on a single document. Any signature page of this Agreement or of such an amendment, supplement, document or instrument may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages.
16.     Severability. If any term or provision of this Agreement is determined to be illegal, unconscionable or unenforceable, all of the other terms, provisions and selections hereof will nevertheless remain effective and be in force to the fullest extent permitted by law.
17.     Construction of Agreement. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any of the parties hereto, despite the fact that the Agreement may have been prepared in whole or part by one party or its counsel. Headings at the beginning of paragraphs and subparagraphs of this Agreement are solely for the convenience of the parties and are not a part of this Agreement. When required by the context, whenever the singular number is used in this Agreement, the same shall include the plural, and the plural shall include the singular, the masculine gender shall include the feminine and neutral genders, and vice versa.

[signatures follow on next page]

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

PURCHASER:

[____________________________]

By:____________________________
Name:__________________________
Title:___________________________

SELLER:

[_________________________________]

By:____________________________
Name:__________________________
Title:___________________________

ESCROW HOLDER ACKNOWLEDGES RECEIPT OF THE FOREGOING AGREEMENT AND ACCEPTS AND AGREES TO THE INSTRUCTIONS CONTAINED THEREIN AND THE OTHER MATTERS PERTAINING THERETO.

CHICAGO TITLE INSURANCE COMPANY
By________________________________
Print Name________________________
Title_____________________________

Date: ____________________, 2016

Exhibit 1
Proposed Settlement Terms
1) Adoption of accessibility policies to manage the leasing preferences for the UFAS units.
2) Modifications to make 15 units (5%) UFAS MOBILITY compliant.
3) Modification to make 6 units (2%) UFAS SENSORY compliant.
4) Distribution of the UFAS units in both affordable and market rate categories, with Purchaser attempting to distribute the bulk of the UFAS MOBILITY units to the affordable category per what is believed to be the City of Los Angeles’ goal.
5) To the extent that the fire alarms already installed in units 201, 249, 349, 401, 252, 292, 352, 452, 492, 250, 302, 350, 450, 116 satisfy the UFAS-SENSORY modifications then those units will be designated as the UFAS SENSORY UNITS.
6) Reasonable periods of time to complete the improvements: at least 6 months with an attempt to have unit work to not be required until the particular unit to be modified becomes vacant.

EXHIBIT C
Assignment and Assumption of Leases,
Contracts and Other Property Interests
For good and valuable consideration, the receipt of which is hereby acknowledged, REDROCK NOHO RESIDENTIAL, LLC, a Delaware limited liability company (“Assignor”) hereby irrevocably assigns, transfers and sets over to ______________, a _____________ (“Assignee”) all of Assignor’s right, title and interest in and to (i) the lease agreements (the “Leases”) enumerated on Schedule A attached hereto and made a part hereof, together with tenant security deposits held by Assignor under the Leases; (ii) to the extent assignable, the contracts (the “Contracts”) enumerated in Schedule B attached hereto and made a part hereof; (iii) to the extent assignable, any governmental permits and approvals (the “Permits and Approvals”) related to the improvements (the “Improvements”) located on the land (the “Land”) being conveyed by Assignor to Assignee by Deed, dated the date hereof; and (iv) to the extent assignable, all contract rights (including, without limitation, all existing third‑party warranties, if any, on materials and equipment constituting a part of or used in the operation and maintenance of the Improvements), licenses, permits, plans and specifications, surveys, soils reports, insurance proceeds by reason of damage to the Improvements, condemnation awards and all other rights, privileges or entitlements necessary to continue the use and operation of the Land and the Improvements.
Assignee hereby assumes all obligations in connection with the Leases, the Contracts and the Permits and Approvals, arising or first becoming due and payable after the date hereof, including without limitation, all leasing commission and tenant improvement costs at any time owed or owing on the Leases.
Assignor hereby represents and warrants only that it has not previously assigned the Leases, the Contracts, the Permits and Approvals, contract rights and other rights assigned hereby. Assignor makes no other representation or warranty in connection with this Assignment and, except for the foregoing, this Assignment is made without recourse to Assignor.
All terms of this Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.
No modification, waiver, amendment, discharge or change of this Assignment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.
This Assignment shall be construed and enforced in accordance with the laws of the State of California.

In any action brought to enforce the obligations of Assignor under this Assignment, the judgment or decree shall be subject to Sections 16.8 and 16.15 of that certain Sale, Purchase and Escrow Agreement, dated as of __________, 2016, between Assignor, Assignee and [______________].
This Assignment may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment of this ______ day of __________, 2016.
ASSIGNOR:
]REDROCK NOHO RESIDENTIAL, LLC,
a Delaware limited liability company
By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member
By:    Redwood Partners, Inc.,
a California corporation,
its manager]
By:
Name:
Title:
ASSIGNEE:
[PURCHASER ENTITY]
By:
Name:
Title:

EXHIBIT D
Form of Bill of Sale
KNOW ALL MEN BY THESE PRESENTS, that [REDROCK NOHO RESIDENTIAL, LLC., a Delaware limited liability company] (“Seller”), for good and valuable consideration paid by_____________, a _______________ (“Purchaser”), hereby sells to Purchaser, its successors and assigns, the personal property (“Personal Property”) more particularly referred to in Schedule A attached hereto.
TO HAVE AND TO HOLD the same unto Purchaser, its successors and assigns to and for its own use and behalf forever.
This Bill of Sale shall be without representation or warranty by, and without recourse to, Seller.
This Bill of Sale may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Seller and Purchaser have caused these presents to be signed by their duly authorized officers as of this _______ day of ______________, 2016.
SELLER:
[REDROCK NOHO RESIDENTIAL LLC,
a Delaware limited liability company
By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member
By:    Redwood Partners, Inc.,
a California corporation,
its manager]
By:
Name:
Title:

PURCHASER:
[PURCHASER ENTITY]
By:
Name:
Title:

EXHIBIT E
Form of Retail Estoppel

ESTOPPEL CERTIFICATE
This ESTOPPEL CERTIFICATE (this “Certificate”), is made with the knowledge that [NoHo Commons Pacific Owner LLC, a Delaware limited liability company], and/or its assignee (“Buyer”), is relying on it in connection with its acquisition of the real property and improvements located at 11136 Chandler Blvd, North Hollywood, CA 91601 (the “Property”), which is subject to the CC&Rs (as defined below), and, in connection therewith, Buyer and its successors, assigns and lenders (if any) (collectively, the “Beneficiaries”) may rely on this Certificate for all purposes.
The undersigned does hereby certify to the Beneficiaries and to each of them, that the following statements are true, correct and complete as of the date hereof:
1.    The Property is subject to that certain the Second Amended and Restated Declaration and Establishment of Covenants, Conditions and Restrictions and Grant of Easements dated as of December 31, 2014, made by Redrock Noho Retail, LLC, a Delaware limited liability company (“NoHo Retail”), and Redrock Noho Residential, LLC, a Delaware limited liability company, as declarant (“Declarant”), recorded in the Official Records, Los Angeles County (the “Official Records”), on January 20, 2015 as Instrument No. 20150061853 (the “CC&Rs”). A true, correct and complete copy of the CC&Rs are attached hereto as Exhibit A, and by this reference incorporated herein. Any and all terms used in this Certificate and not herein defined shall have the meanings ascribed to them in the CC&Rs.
2.    The undersigned is the sole owner of the Retail Parcel.
3.    There are no past due or delinquent amounts due and payable under the CC&Rs by the undersigned to Residential Owner. The amounts allocated to Retail Owner for the fiscal year ended December 31, 2015 were (a) $_____________ for utilities, in accordance with Section 8.2 of the CC&Rs (b) $_____________ for Non-Segregable Maintenance Items, in accordance with Section 8.5 of the CC&Rs, and (c) $_____________ for and Retail Owner’s Insurance Share, in accordance with Section 10.2.5 of the CC&Rs, which amounts were all timely paid in full.
4.    The CC&Rs are in full force and effect and, except as set forth on Exhibit A, there have been no amendments, modifications, supplements or revisions thereto.
5.    No event of default by the undersigned or, to the knowledge of undersigned, Residential Owner exists under the CC&Rs and the undersigned has no knowledge of any facts or circumstances which, with the giving of notice, the lapse of time, or both, would constitute a default by either the undersigned or Residential Owner thereunder.
6.    The undersigned is duly authorized to execute and deliver this Certificate.
[Remainder of Page Intentionally Left Blank]

[Signatures Set Forth on Following Page]

Executed as of the __ day of ____________, 2016.

[TBD], a [TBD]

By:
Name:
Its:

Exhibit A
CC&Rs

[See Attached]

EXHIBIT F
Contracts

Vendor	Description
Grounds
Eco Concepts	Pest Control Contract
Securitas	Courtesy Patrol
Landsco	Landscaping Contract
Republic Services	Trash Removal
Better Pools	Pool/Spa Contract
Total Access	Elevator Contract
Day-Lite Maintenance	Garage Light Bulb Replacement Contract
Utilities
So Cal Gas	Boiler
So Cal Gas	Models (2)
So Cal Gas	Pool
LADWP	Chandler Common Electricity
LADWP	Weddington - Fire Service/Irrigation
LADWP	Property
LADWP	Models (2)
Yes Energy	RUBS Utility Billing
Phones/Internet
8x8	Office Phones
BAI	Bulk Contract
BAI	Bus. Center Internet/Fitness Center Cable
BAI	Internet - Siemens
Vellarus	Business Center Computer Maintenance
AT&T	Call Boxes
AT&T	Fire Alarm, Elevators
Sprint	Maintenance Phones
Quarterly/Annual Contracts
Fitness Repair Shop	Fitness Center Maintenance
Regency Fire	Fire Monitoring
PFP	REf-4 Testing
Duthie	Generator Contract
Benrich	Boiler Contract
Jobe Roofing	Roof Contract
Siemens	Entry Systems Contract
Misc.
RICOH USA	Office Copier Machine
Rent Grow	Credit Screening
Handy Trac	Key Control Monthly Maintenance
PNPS	Maintenance Service Contract

EXHIBIT G
Form of Notice to Tenants
____________, 20___
[TENANT]
Re:    ____________________________
Dear Tenant:
Please be advised that effective _______________, 2016, _________________________ has sold the above-referenced property to ________________________________ [with an address at ___________________]. Your security deposit has been transferred to such entity and such entity shall be responsible for holding the same in accordance with the terms of your lease. Effective ___________, 20___, all future rental payments should be sent to the following address:

Any questions regarding maintenance and management of the property should be addressed to:

Very truly yours,
[REDROCK NOHO RESIDENTIAL LLC,
a Delaware limited liability company
By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member
By:    Redwood Partners, Inc.,
a California corporation,
its manager]
By:
Name:
Title:

EXHIBIT H
FIRPTA Affidavit

Transferor’s Certification of Non-Foreign Status
To inform [PURCHASER ENTITY], a [_______] (“Transferee”), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), will not be required upon the transfer of certain real property to Transferee by [REDROCK NOHO RESIDENTIAL, LLC, a Delaware limited liability company] (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:
1.    Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);
2.    Seller is not a disregarded entity as defined in §1.1445-2(b)(2)(iii);
3.    Transferor’s U.S. employer identification number is __________; and
4.    Transferor’s office address is [________].
Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
[SIGNATURE PAGE TO FOLLOW]

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.
Dated: ______________, 2016
[REDROCK NOHO RESIDENTIAL, LLC,
a Delaware limited liability company
By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member
By:    Redwood Partners, Inc.,
a California corporation,
its manager]
By:
Name:
Title:

EXHIBIT I
Form of Deed

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO:
_____________________________________________________________________________
SPACE ABOVE THIS LINE FOR RECORDER’S USE
______________________________________________________________________________
ASSESSOR’S PARCEL NO. _____________ and __________________
GRANT DEED
THE UNDERSIGNED GRANTOR(S) DECLARE(S)
DOCUMENTARY TRANSFER TAX IS $ , CITY TAX $
☐ computed on full value of property conveyed,
☐ computed on full value less value of liens or encumbrances,
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, [REDROCK NOHO RESIDENTIAL LLC], a Delaware limited liability company (“Grantor”), hereby grants, to __________________________a ____ (“Grantee”), that certain real property located in the City of North Hollywood, County of Los Angeles, State of California, as more particularly described in Exhibit “A” attached hereto and all buildings and improvements, if any, situated thereon and all appurtenances with respect thereto (the “Property”), subject to all matters of title and subject to all covenants, conditions and restrictions, easements, and other encumbrances of record and all other matters matters, rights and interests that would be discovered by a survey or personal investigation of the Property.
THE PROPERTY IS CONVEYED SUBJECT TO THE PERMITTED EXCEPTIONS ATTACHED AS EXHIBIT “B” attached hereto.
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of _______, 20__.
GRANTOR:
[REDROCK NOHO RESIDENTIAL LLC,
a Delaware limited liability company
By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member
By:    Redwood Partners, Inc.,
a California corporation,
its manager]
By:
Name:
Title:
[Notary acknowledgment on following page]

ACKNOWLEDGMENT
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of _____________________________)
On _________________________ before me, ________________________________________     (insert name and title of the officer)
personally appeared ____________________________________________________________,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature ______________________________ (Seal)

EXHIBIT “A” TO GRANT DEED
LEGAL DESCRIPTION

PARCEL 1A:

PARCEL B OF PARCEL MAP L.A. NO. 2002-6231, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 340 PAGES 78 to 80 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOT 25 OF BLOCK 6 OF LANKERSHIM, AS PER MAP RECORDED IN BOOK 16 PAGES 114 AND 115 OF MAPS, IN THE OFFICE OF THE LOS ANGELES COUNTY RECORDER, ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, BUT WITHOUT ANY RIGHT TO PENETRATE, USE OR DISTURB SAID PROPERTY WITHIN 500 FEET OF THE SURFACE THEREOF, AS EXCEPTED AND RESERVED IN DEED RECORDED SEPTEMBER 10, 1986 AS INSTRUMENT NO. 86-1190583, OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOT 27 OF SAID BLOCK 6 OF SAID LANKERSHIM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER ALL OF THE ABOVE DESCRIBED REAL PROPERTY, BUT WITHOUT ANY RIGHT TO PENETRATE, USE OR DISTURB SAID PROPERTY WITHIN 500 FEET OF THE SURFACE THEREOF, AS EXCEPTED AND RESERVED BY DAVID FEIGIN, ET AL, IN A DEED RECORDED ON MAY 26, 1989, AS INSTRUMENT NO. 89-854239 OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOTS 20, 21 AND 22 IN SAID BLOCK 6 OF SAID LANKERSHIM ALL OIL, GAS, WATER, AND MINERAL RIGHTS NOW VESTED IN THE CITY OF LOS ANGELES WITHOUT, HOWEVER, THE RIGHT TO USE THE SURFACE OF SAID LAND OR ANY PORTION THEREOF TO A DEPTH OF 500 FEET BELOW THE SURFACE, FOR THE EXTRACTION OF SUCH OIL, GAS, WATER AND MINERALS, AS EXCEPTED AND RESERVED BY THE CITY OF LOS ANGELES RECORDED APRIL 12, 2004 AS INSTRUMENT NO. 04-0870960 OF OFFICIAL RECORDS.

PARCEL 1B:

A NON-EXCLUSIVE EASEMENT AS PROVIDED IN THAT CERTAIN AMENDED AND RESTATED DECLARATION AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS, RECORDED JANUARY 5, 2007 AS INSTRUMENT NO. 07-26534, OF OFFICIAL RECORDS, (THE “DECLARATION”), FOR INGRESS AND EGRESS IN, ON, OVER, ACROSS AND THROUGH THAT PORTION OF THE NOHO ALLEY (AS DEFINED IN THE DECLARATION) LOCATED WITHIN PARCEL “A” OF SAID PARCEL MAP L.A. NO. 2002-6231.

EXHIBIT “B” TO GRANT DEED
PERMITTED EXCEPTIONS

1.	Non delinquent real property taxes and all assessments and unpaid installments thereof which are not delinquent.

2.	The Leases and the rights of tenants thereunder.

3.	Any other lien, encumbrance, easement or other exception or matter voluntarily imposed or consented to by Purchaser prior to or as of the Closing.

4.
All exceptions (including printed exceptions) to title contained or disclosed in the Title Report (as defined in Section 15.1 of the Sale, Purchase and Escrow Agreement between Grantor and Grantee dated __, 2016 (the “Purchase Agreement”)) other than any objections to title identified which Grantor commits in writing to remove or have removed and not thereafter waived by Purchaser), and any other Non-Material Exceptions (as defined in the Purchase Agreement).

5.	All matters, rights and interests that would be discovered by a survey of the Property.

EXHIBIT J
Form of Seventh Partial Assignment of OPA
Recording Requested by and
When Recorded return to:
Sklar Kirsh LLP
1880 Century Park East, Suite 300
Los Angeles, CA 90067
Attention: Andrew T. Kirsh

______________________________________________________________________________
SEVENTH PARTIAL ASSIGNMENT OF
OWNER PARTICIPATION AGREEMENT
AND CONSENT TO ASSIGNMENT
THIS SEVENTH PARTIAL ASSIGNMENT OF OWNER PARTICIPATION AGREEMENT AND CONSENT TO ASSIGNMENT (this “Agreement”) is entered into as of this ___ day of November, 2016, by and between REDROCK NOHO RESIDENTIAL, LLC, a Delaware limited liability company (“Assignor”), [___________], a [_____________] (“Assignee”) and CRA/LA, A DESIGNATED LOCAL AUTHORITY, a public body formed pursuant to California Health & Safety Code Section 34173(d)(3) (the “CRA/LA”) (as successor to The Community Redevelopment Agency of the City of Los Angeles (the “Former Agency”)). Assignor, Assignee and CRA/LA shall hereinafter sometimes be referred to individually as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, SL No Ho, LLC, a California limited liability company (“Developer”) and the Former Agency entered into that certain Owner Participation Agreement dated as of March 5, 2002, as supplemented and amended by (i) that certain First Implementation Agreement dated as of November 18, 2002, (ii) that certain Second Implementation Agreement dated as of December 12, 2003, (iii) that certain Third Implementation Agreement dated as of October 1, 2004, (iv) that certain Partial Assignment and Assumption Agreement dated as of December 18, 2003, (v) that certain Second Partial Assignment and Assumption Agreement dated as of October 1, 2004, (vi) that certain Third Partial Assignment of Owner Participation Agreement and Consent to Assignment, dated as of January 9, 2007, (vii) that certain letter agreement dated August 31, 2005 correcting Attachment 10, (viii) that certain Fourth Partial Assignment of Owner Participation Agreement and Consent to Assignment, dated as of August 3, 2007, (ix) that certain Fourth Implementation Agreement dated June 16, 2008, (x) that certain Fifth Partial Assignment of Owner Participation Agreement and Consent to Assignment dated as of August 19, 2008 and (xi) that certain Sixth Partial Assignment of Owner Participation Agreement and Consent to Assignment dated as of May 1, 2015 (collectively, the “OPA”).

WHEREAS, any capitalized terms not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the OPA.
WHEREAS, pursuant to that certain Partial Assignment of Owner Participation Agreement and Consent to Assignment, dated as of December 18, 2003 (the “Subarea A Assignment”), Developer assigned to SF No Ho, LLC, a California limited liability company (the “Subarea A Assignee”) certain rights, duties and obligations relating to the construction, operation and maintenance of Subarea A.
WHEREAS, pursuant to the that certain Second Partial Assignment of Owner Participation Agreement and Consent to Assignment, dated as of October 1, 2004 (the “Subarea B Assignment”), Developer assigned to NO HO Lofts, LLC, a Delaware limited liability company (“NO HO Lofts”) all of its rights, duties and obligations relating to the construction, operation and maintenance of Subarea B and the Subarea B Improvements.
WHEREAS, pursuant to the that certain Third Partial Assignment of Owner Participation Agreement and Consent to Assignment, dated as of January 9, 2007 (the “Subarea B-2 Assignment”), NO HO Lofts assigned to Assignor as to an approximate 90% undivided interest, and SMA SPE, LLC, a Delaware limited liability company (“SMA”), an affiliate of Assignor, as to an approximate 10% undivided interest, as tenants in common, certain rights, duties and obligations relating to the operation and maintenance of Subarea B-2 and the Subarea B-2 Improvements and SMA subsequently transferred its approximate 10% undivided interest in the Property to Assignor.
WHEREAS, pursuant to the that certain Fourth Partial Assignment of Owner Participation Agreement and Consent to Assignment, dated as of August 3, 2007 (the “Subarea B-1 Assignment”), NO HO Lofts assigned to Redrock Noho Retail, LLC, a Delaware limited liability company (“Redrock Retail”) certain rights, duties and obligations relating to the operation and maintenance of Subarea B-1 and the Subarea B-1 Improvements.
WHEREAS, pursuant to that certain Fifth Partial Assignment of Owner Participation Agreement and Consent to Assignment, dated as of August 8, 2008 (the “Subarea C Assignment”), Developer assigned to Snyder Noho III, LLC, a California limited liability company (the “Subarea C Assignee”), certain rights, duties and obligations relating to the operation and maintenance of Subarea C and the Subarea C Improvements.
WHEREAS, pursuant to the that certain Sixth Partial Assignment of Owner Participation Agreement and Consent to Assignment, dated as of May 1, 2015 (the “Subarea B-1 Assignment”), Redrock Retail assigned to Noho Lakewood Retail IX, LLC, a Delaware limited liability company, as to a 12% undivided interest, and Noho Meadowridge Retail IX, LLC, a Delaware limited liability company, as to an 88% undivided interest, as tenants in common (collectively, the “Subarea B-1 Assignee”), certain rights, duties and obligations relating to the operation and maintenance of Subarea B-1 and the Subarea B-1 Improvements.
WHEREAS, Assignor has agreed to transfer and convey to Assignee its fee interest in that portion of Subarea B and the Subarea B Improvements referred to in the OPA as Subarea B-2 and to assign Assignor’s rights, duties and obligations under the OPA to Assignee relating to the operation and maintenance of Subarea B-2 and the Subarea B-2 Improvements, including that certain 278 unit residential apartment complex and approximately 14 live/work units and subterranean parking structure located thereon (collectively, the “Property”), all subject to the terms and conditions of this Agreement.
WHEREAS, Assignor and Assignee require CRA/LA’s acknowledgement of those obligations and restrictions in the OPA which continue to attach to the Property and a release of Assignor from any responsibility or liability for the Assigned Interests (as defined below) to the extent arising out of or accruing from and after the Effective Date (as defined below), all as more particularly set forth in this Agreement;
NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

DEFINITIONS
Defined Terms. In addition to terms defined elsewhere herein, the following terms shall have the following respective meanings:
“Assigned Interests” means all Assignor’s right, title and interest under the OPA to the operation and maintenance of the Property together with any and all benefits associated therewith as are specifically set forth in the Subarea B-2 Assignment.
“Assumed Obligations” means all of Assignor’s duties and obligations under the OPA relating to the operation and maintenance of the Property as are specifically set forth in the Subarea B-2 Assignment.
“Business Day” means any day on which banks are open to conduct business in the state of California.
“Effective Date” means the date upon which fee title to the Property shall be conveyed to Assignee.

ASSIGNMENT AND ASSUMPTION
Assignment. Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title and interest in and to the Assigned Interests, without recourse, representation or warranty.
Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and transfer from Assignor, and Assignee hereby assumes and agrees to perform all of the Assumed Obligations which first arise or occur from and after the Effective Date, and to be bound by, and to comply from and after the Effective Date with, all of the terms and provisions of the OPA to the extent same relate to the Assigned Interests and the Assumed Obligations.

Effect of Assignment. From and after the Effective Date: (a) Assignee shall be deemed a party to the OPA and any reference therein to “Developer” shall be deemed to refer to Assignee to the extent said reference relates to the Property, the Assigned Interests and/or the Assumed Obligations; (b) Assignee shall be entitled to exercise and enforce all rights to the Assigned Interests under the OPA as if Assignee had been a signatory to the OPA or a beneficiary thereunder as of the date of its original execution and Assignor shall no longer have any entitlement thereto; (c) CRA/LA shall release Assignee, its successors and assigns and the Property from all obligations, restrictions and requirements described in the OPA except for the Assumed Obligations; and (d) Assignor is released by CRA/LA from the obligations related to the Property, the Assigned Interests and/or the OPA (to the extent applicable to the Property) in each case to the extent first arising or accruing after the Effective Date.
Consent to Amendment. From and after the Effective Date, any future amendment of the OPA which does not affect any of the Property, the Assigned Interests, or the Assumed Obligations, shall not require the consent or signature of Assignee. In addition, in the event CRA/LA has received written notice of the existence of a Lender (as defined in Section 3.6, below) from Assignee, then from and after the Effective Date, CRA/LA shall make a good faith effort to provide written notification to such Lender, at least ten (10) days prior to executing any proposed amendments or modifications to any of the provisions of the OPA which are binding on the Assignee Property.

CRA/LA CONSENT
Consent to Assignment. CRA/LA consents to: (i) the assignment of Assignor’s interest in the Property and the OPA to Assignee, (ii) the assignment, transfer and/or hypothecation of Assignee’s interest in the Property and the OPA as security for any Lender financing and (iii) any future assignment of the Property and the OPA by Assignee to any Lender. CRA/LA shall have the right to require any transferee of the Property to comply with the terms and obligations of the OPA accruing and arising during the transferee’s period of ownership in order for the transferee to enforce any benefits of, and obligations of CRA/LA under, the OPA relating to the Property.
No Breach of the Assumed Obligations. CRA/LA hereby certifies to Assignee and to Lender that Assignor is not currently in default of any of its obligations with regards to Subarea B-2. CRA/LA acknowledges that Assignee is entering into this Agreement in reliance upon said certification and that CRA/LA shall hereafter be estopped from pursuing any rights or remedies against Assignee or Lender in connection with any alleged breach of an Assumed Obligation prior to the date hereof; notwithstanding this certification, however, CRA/LA does not waive any rights it may have against Assignor for any such alleged breach.
Waiver and Release of Claims.
CRA/LA hereby acknowledges and agrees that, from and after the Effective Date, Assignee (and its successors) shall only be responsible for (and the Property shall only be bound and encumbered by) the Assumed Obligations, and from and after the Effective Date, CRA/LA expressly, fully and forever releases and discharges Assignee and the Property from any and all losses, expenses, claims, costs, damages, debts, attorneys’ fees, actions, suits, judgments, awards, obligations and/or liabilities of any kind, whether foreseeable or unforeseeable, known or unknown, suspected or unsuspected, with respect to or in any way relating to or arising out of the Retained Obligations (as defined in the Subarea B-2 Assignment), the Assignor Property (as defined in the Subarea B-1 Assignment) and/or any and all obligations assumed by (i) the Subarea A Assignee or Subarea C Assignee and/or relating to the “Assignee Property” as defined in the Subarea A Assignment or Subarea C Assignment, as applicable, or (ii) Subarea B-1 Assignee and/or relating to the “Property” as defined in the Subarea B-1 Assignment.
CRA/LA acknowledges and agrees, and without limiting the terms of any release and/or other partial termination previously executed, delivered and/or recorded by CRA/LA or in respect of the Property (or any portion thereof) that except for the rights and obligations specifically enumerated in the Subarea B-2 Assignment with respect to Subarea B-2, no other portion of the OPA is applicable to the Property. CRA/LA acknowledges and agrees that the HUD Loan (as defined in the Subarea B-2 Assignment) does not impact or encumber the Property and reaffirms its release of the Assignor and Assignee (together with its successors, assigns and/or lenders) and the Property from any remedies which might be construed as in any way relating to or arising out of a default of the HUD Loan or any other financing contemplated under the OPA. CRA/LA further acknowledges and agrees that any Agency Participation Payment which was payable under the OPA in respect of the sale of any portion of the Property has been previously paid in full by Assignor’s predecessors in interest and that no Agency Participation Payment shall be due in connection with the transactions contemplated by that certain Sale, Purchase and Escrow Agreement dated as of [_________], 2016, between Redrock Residential Noho, LLC and [____________] with respect to the sale of the Property (as amended from time to time, the “Purchase Agreement”).
No Cross Default. CRA/LA hereby acknowledges that:
In the event the Subarea A Assignee defaults on any of the obligations assigned under the Subarea A Assignment, then CRA/LA shall have no rights or remedies against Assignee or the Property and, to the extent that such a default would entitle CRA/LA to terminate the OPA, then CRA/LA shall have no right to terminate the OPA to the extent it relates to Subarea B-2 or the Subarea B-2 Improvements, including without limitation, any of the Assigned Interests.
In the event the Subarea B-1 Assignee defaults on any of the obligations assigned under the Subarea B-1 Assignment, then CRA/LA shall have no rights or remedies against Assignee or the Property and, to the extent that such a default would entitle CRA/LA to terminate the OPA, then CRA/LA shall have no right to terminate the OPA to the extent it relates to Subarea B-2 or the Subarea B-2 Improvements, including without limitation, any of the Assigned Interests.
In the event the Subarea C Assignee defaults on any of the obligations assigned under the Subarea C Assignment, then CRA/LA shall have no rights or remedies against Assignee or the Property and, to the extent that such a default would entitle CRA/LA to terminate the OPA, then CRA/LA shall have no right to terminate the OPA to the extent it relates to Subarea B-2 or the Subarea B-2 Improvements, including without limitation, any of the Assigned Interests.

In the event Developer defaults on any obligations relating to Subarea D, then CRA/LA shall have no right to terminate the OPA to the extent it relates to Subarea B-2 or the Subarea B-2 Improvements, including without limitation, any of the Assigned Interests.
Consent to Financing and Security Interest. CRA/LA hereby acknowledges and agrees that Assignee, and any successors to Assignee, shall have the right, at any time and without notice to or the need for approval from CRA/LA, to encumber all or any portion of the Property.
Lender Reliance. Each Party hereto hereby acknowledges and agrees that any lender to Assignee (“Lender”) shall have the right to rely on the contents and provisions of this Agreement and that such lender will rely on such content and provisions in connection with its loan to Assignee.

MISCELLANEOUS
Further Assignment of Assigned Interests. CRA/LA acknowledges that, from and after the Effective Date, Assignee may sell, assign, transfer, encumber or grant to any third parties any rights, duties or interests in the Assigned Property without the prior written consent of CRA/LA.
Receipt of Further Payments. If Assignor receives, after the Effective Date, any payments or benefits on account of any Assigned Interests, Assignor shall promptly notify Assignee thereof, hold such amounts in trust for Assignee, and promptly (but in no event later than thirty (30) days after Assignor’s receipt thereof) turn over such amounts in full to Assignee or as Assignee may direct, in the same or equivalent form received, without recourse, representation or warranty of Assignor.
Survival. All representations, warranties, covenants and agreements made by the Parties hereunder shall be considered to have been relied upon by the Parties and shall survive the execution, delivery and performance of this Agreement and all other documents contemplated herein.
Successors and Assigns. This Agreement, including, without limitation, the representations, warranties, covenants and agreements contained herein (a) shall inure to the benefit of and be enforceable by the Parties and their respective permitted successors, assigns and transferees, and (b) shall be binding upon and enforceable against the Parties and their respective successors, assigns and transferees.
Further Assurances. Each of the Parties agrees to execute and deliver, or cause to be executed and delivered, all such instruments, and to take all such action, as the other Parties may reasonably require in order to effectuate the intent and purposes of, and to carry out the terms of, this Agreement.
Costs and Expenses. Except as otherwise expressly provided herein, each Party shall bear its own costs and expenses (including but not limited to attorneys’ fees and expenses) in connection with the negotiation and preparation of this Agreement.
Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one Agreement binding on all of the Parties. Any signature delivered by facsimile or telecopier shall be deemed to constitute an original signature hereto.
Amendments; Waivers.
No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by all the Parties, and no waiver of any provision of this Agreement, nor consent to any departure by a Party therefrom, shall be effective unless it is in writing and signed by the other Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
No failure on the part of any Party to excuse, and no delay in exercising any right hereunder or under any related document shall operate as a waiver thereof by such Party, nor shall any single or partial exercise of any right hereunder or under any other related document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of each Party provided herein and in other related documents (i) are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, and (ii) are not conditional or contingent on any attempt by such Party to exercise any of its rights under any other related document against the other Parties or any other entity.
Governing Law. This Agreement shall be governed by and construed under, and the obligation of the Parties hereunder shall be determined in accordance with, the laws of the State of California (without regard to any conflict of laws provisions thereof).
Notices. All demands, notices, requests, consents and communications required hereunder or under the OPA shall be in writing and shall be deemed to have been duly given if personally delivered by courier service or messenger, sent by overnight delivery service, or facsimile transmission, or deposited in the mails, by certified or registered mail, postage prepaid, return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing:
To Assignee:    c/o KBS Capital Advisors LLC
11150 Santa Monica Boulevard, Suite 400
Los Angeles, CA 90025
Attention: Jamie Rodgers
Telephone: (310) 432-2103
Facsimile:
Email: jrodgers@kbs.com

c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Attention: Brian Ragsdale
Telephone: (949) 797-0305
Facsimile:
Email: bragsdale@kbs.com

To Assignor:    RedRock Noho Retail, LLC
c/o Redwood Partners
32932 Pacific Coast Hwy, #14-388
Dana Point, CA 92629
Attention: Scott McCarter
Facsimile: 949-200-8772
Email: srm@redwoodpartnersinc.com
To CRA/LA:    CRA/LA
448 S. Hill Street, Suite 1200
Los Angeles, CA 90013
Attn: Chief Executive Officer
CRA/LA
448 S. Hill Street, Suite 1200
Los Angeles, CA 90013
Attn: General Counsel

All demands, requests, consents, notices and communications shall be deemed to have been received if addressed in the same manner described above (i) at the time of actual delivery thereof if delivered by hand, by courier service or by facsimile transmission, or (ii) if sent by overnight delivery service, then one (1) Business Day after deposit thereof with such delivery service, or (iii) if sent by certified or registered mail, then three (3) Business Days after certification or registration thereof.
Integration. This Agreement, together with the OPA, and any exhibits attached hereto, constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no representations, warranties or other agreements between the Parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.
Severability. If any provision of this Agreement or any other agreement or document delivered in connection herewith, is partially or completely invalid or unenforceable in any jurisdiction, then that provision shall be ineffective in that jurisdiction to the extent of its invalidity or unenforceability, but the invalidity or unenforceability of that provision shall not affect the validity or enforceability or any provision of this Agreement, all of which shall be construed and enforced as if that invalid or unenforceable provision were omitted, nor shall the invalidity or unenforceability of that provision in one jurisdiction affect its validity or enforceability in any other jurisdiction.
Captions and Headings. The section captions and headings in this Agreement are for convenience of reference only and are not intended to be full or accurate descriptions of the contents thereof. They shall not be deemed to be part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

[The remainder of this page has been intentionally left blank. Signatures appear on the following page.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.
“ASSIGNOR”:
REDROCK NOHO RESIDENTIAL, LLC,
a Delaware limited liability company
By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member
By:    Redwood Partners, Inc.,
a California corporation,
its manager
By:
Name:
Title:

“ASSIGNEE”:

[PURCHASING ENTITY]

By:
Name:
Title:

“CRA/LA”
CRA/LA, A DESIGNATED LOCAL AUTHORITY

By: __________________________________
Barron McCoy
Chief Operating Officer
APPROVED AS TO FORM:
GOLDFARB & LIPMAN LLP

By: __________________________________

        Thomas H. Webber
CRA/LA Counsel

ACKNOWLEDGMENT
State of California
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
County of _____________________________)
On _________________________ before me, ________________________________________         (insert name and title of the officer)
personally appeared ____________________________________________________________,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature ______________________________ (Seal)

ACKNOWLEDGMENT
State of California
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
County of _____________________________)
On _________________________ before me, ________________________________________     (insert name and title of the officer)
personally appeared ____________________________________________________________,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature ______________________________ (Seal)

ACKNOWLEDGMENT
State of California
A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.
County of _____________________________)
On _________________________ before me, ________________________________________     (insert name and title of the officer)
personally appeared ____________________________________________________________,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature ______________________________ (Seal)

EXHIBIT K
Rent Roll
[Attached hereto]

Page 1

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
Current/Notice/Vacant Residents													
112	Inlw1000	1,480.00	t0003497	Phillip Chbeeb	3,600.00	cable	81.00	1,000.00	0.00	06/11/2016	06/10/2017		179.11
						rentres	3,600.00						
						Total	**3,681.00**						
113	Inclw900	1,470.00	t0000927	Heather Garrell	3,975.00	cable	81.00	1,000.00	0.00	12/29/2011	06/16/2017		74.74
						rentres	3,975.00						
						Total	**4,056.00**						
114	Inclw100	928.00	t0003268	Molly Sarfati	2,250.00	rentres	2,250.00	4,500.00	0.00	01/22/2016	01/21/2017		74.74
						cable	81.00						
						Total	**2,331.00**						
115	Inclw100	928.00	t0002032	Russell Harris Event Group	2,350.00	cable	81.00	1,000.00	0.00	10/31/2013	10/30/2017		74.74
						rentres	2,350.00						
						Total	**2,431.00**						
116	Inlw1100	1,493.00	t0002699	Movement Lifestyle, LLC	3,679.00	cable	81.00	1,000.00	0.00	12/27/2014	12/26/2016		74.74
						rentres	3,679.00						
						resconce	-152.00						
						Total	**3,608.00**						
124	Inclw500	1,211.00	t0002698	Movement Lifestyle, LLC	2,930.00	cable	81.00	1,000.00	0.00	12/19/2014	12/18/2016		74.74
						rentres	2,930.00						
						resconce	-310.00						
						Total	**2,701.00**						
125	Inclw300	985.00	t0001707	Deborah Tropp	2,597.00	cable	81.00	1,000.00	0.00	04/16/2013	04/15/2017		84.20
						rentres	2,597.00						
						Total	**2,678.00**						
125A	Inclw200	972.00	t0000155	Randolph Emata	2,495.00	petrent	25.00	1,350.00	0.00	07/12/2010	07/31/2017		0.00
						cable	81.00						
						rentres	2,472.00						
						Total	**2,578.00**						
126	Inclw600	1,217.00	t0003177	Davit Mnatsakanyan	3,040.00	cable	81.00	1,000.00	0.00	11/20/2015	11/19/2016		-188.29
						rentres	3,040.00						
						Total	**3,121.00**						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Page 2

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
127	Inclw400	1,200.00	t0003735	Matthew Steffanina	3,478.00	cable	81.00	1,000.00	0.00	09/21/2016	09/20/2017		-1,721.00
						cable	50.00						
						parking	20.00						
						secdep	1,000.00						
						conceone	-1,640.00						
						rentres	3,280.00						
						Total	**2,791.00**						
128	Inclw700	1,274.00	t0003238	Jeffrey Parshley	3,450.00	cable	81.00	1,000.00	0.00	01/29/2016	01/28/2017		75.65
						rentres	3,450.00						
						Total	**3,531.00**						
129	Inclw800	1,384.00	t0002807	Dominic Sandoval	3,338.00	rentres	3,338.00	1,000.00	0.00	03/09/2015	03/08/2016		74.74
						cable	81.00						
						mtom	200.00						
						Total	**3,619.00**						
131	Inlw1300	1,497.00	t0001542	Dinah McLean	4,348.00	cable	81.00	1,000.00	0.00	11/15/2012	05/14/2016		75.65
						rentres	4,348.00						
						mtom	200.00						
						Total	**4,629.00**						
132	Inlw1200	1,496.00	VACANT	VACANT	4,175.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
201	Incl100	580.00	t0003554	Nicholas Sayegh	1,979.00	cable	81.00	2,399.00	0.00	07/14/2016	07/13/2017		37.68
						rentres	1,799.00						
						Total	**1,880.00**						
202	Inca100	930.00	t0003468	Juventino Santizo	2,662.00	cable	81.00	5,018.00	0.00	06/03/2016	06/02/2017		-24.42
						rentres	2,509.00						
						Total	**2,590.00**						
203	Incl100	580.00	VACANT	VACANT	1,979.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
204	Incl300	930.00	noho9895	Spears Management Inc.	2,622.00	parking	50.00	500.00	0.00	12/03/2008	11/30/2016		40.39
						cable	81.00						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Page 3

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						rentres	2,498.00						
						Total	**2,629.00**						
205	Inca100	930.00	t0002756	Carlos Roberto Fabre	2,662.00	cable	81.00	1,100.00	0.00	02/07/2015	08/06/2017		0.00
						petrent	50.00						
						rentres	2,605.00						
						Total	**2,736.00**						
206	Incl200	750.00	t0000558	Dianne Quirante	2,216.00	cable	81.00	500.00	0.00	05/10/2011	05/09/2017		40.39
						rentres	2,010.00						
						Total	**2,091.00**						
207	Incl300	930.00	t0002186	Kevin Roberts	2,622.00	cable	81.00	600.00	0.00	04/27/2014	01/08/2017		40.39
						rentres	2,473.00						
						resconce	-8.00						
						Total	**2,546.00**						
208	Incl200	750.00	t0003135	Toltec Inc.	2,216.00	cable	81.00	2,661.00	0.00	10/11/2015	04/10/2016	10/20/2016	52.56
						rentres	2,111.00						
						mtom	150.00						
						Total	**2,342.00**						
209	Incl200l	750.00	noho8289	Curt Botelho	631.00	rentres	631.00	500.00	0.00	05/01/2008	04/30/2009		-327.61
						Total	**631.00**						
210	Incl100	580.00	t0003601	Hillary Hayman	1,979.00	rentres	1,825.00	600.00	0.00	07/29/2016	01/28/2017		27.61
						mtom	150.00						
						cable	81.00						
						Total	**2,056.00**						
211	Incl200	750.00	t0002342	Kelley Bowman	2,216.00	cable	81.00	1,600.00	0.00	07/15/2014	01/14/2017		45.06
						petrent	50.00						
						rentres	2,120.00						
						insprem	14.00						
						Total	**2,265.00**						
212	Incl100	580.00	t0002447	Michael Garza	1,979.00	cable	81.00	600.00	0.00	09/09/2014	09/08/2017		40.39
						rentres	1,895.00						
						Total	**1,976.00**						

Tuesday, September 27, 2016
12:16 PM

Page 4

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
213	Incl100	580.00	t0001521	Michael Buono	1,979.00	cable	81.00	1,000.00	0.00	12/07/2012	02/01/2017		40.39
						rentres	1,845.00						
						Total	**1,926.00**						
214	Incl100	580.00	t0001401	Joshua Lynch	1,979.00	cable	81.00	500.00	0.00	08/18/2012	11/30/2016		40.39
						rentres	1,945.00						
						Total	**2,026.00**						
215	Inl200vl	750.00	noho8957	Jonathan Tsalyuk	618.00	cable	50.00	500.00	0.00	04/01/2008	03/31/2009		52.56
						rentres	618.00						
						insprem	14.00						
						Total	**682.00**						
216	Incl200	750.00	t0002165	Michael Crosley	2,216.00	cable	81.00	500.00	0.00	03/15/2014	03/14/2017		52.56
						rentres	2,061.00						
						resconce	-24.00						
						Total	**2,118.00**						
217	Incl100	580.00	t0003335	James Franzo	1,979.00	cable	81.00	600.00	0.00	03/14/2016	03/13/2017		66.12
						resconce	-45.00						
						rentres	1,877.00						
						Total	**1,913.00**						
218	Inca100	930.00	t0001792	Blake Purdy	2,662.00	cable	81.00	500.00	0.00	06/27/2013	06/26/2017		52.56
						rentres	2,451.00						
						Total	**2,532.00**						
219	Incl100l	580.00	t0001618	Paula Anim	659.00	rentres	659.00	500.00	0.00	01/31/2013	01/30/2014		-34.61
						Total	**659.00**						
220	Incl300	930.00	t0003422	Amanda Temple	2,622.00	cable	81.00	3,118.00	0.00	05/02/2016	05/01/2017		40.30
						rentres	2,395.00						
						Total	**2,476.00**						
221	Incl200m	750.00	t0000262	Sandy Medof	1,396.00	petrent	50.00	1,000.00	0.00	10/10/2010	10/09/2011		40.39
						cable	72.00						
						rentres	1,396.00						
						Total	**1,518.00**						

Tuesday, September 27, 2016
12:16 PM

Page 5

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
222	Incl200	750.00	t0000333	Andrew Lang	2,216.00	cable	81.00	500.00	0.00	11/19/2010	10/31/2016	10/31/2016	40.39
						rentres	2,015.00						
						insprem	14.00						
						Total	**2,110.00**						
223	Incl200	750.00	t0000353	Pia Alvendia	2,216.00	petrent	50.00	1,000.00	0.00	12/29/2010	12/31/2016		-1,139.33
						cable	81.00						
						rentres	2,061.00						
						resconce	-137.00						
						Total	**2,055.00**						
224	Incl200	750.00	t0003529	Thomas Sims IV	2,216.00	cable	81.00	600.00	0.00	07/06/2016	07/05/2017		52.56
						rentres	2,025.00						
						Total	**2,106.00**						
225	Incl200	750.00	VACANT	VACANT	2,216.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
226	Incl100	580.00	t0001987	David Dorion	1,979.00	cable	81.00	500.00	0.00	10/25/2013	02/24/2017		41.76
						rentres	1,967.00						
						Total	**2,048.00**						
227	Inl100vl	580.00	t0002794	Pierre Lartigue	550.00	cable	28.00	600.00	0.00	03/02/2015	03/01/2016		40.39
						rentres	550.00						
						insprem	14.00						
						Total	**592.00**						
228	Incl100	580.00	t0003584	Andrew Stelle	1,979.00	rentres	1,877.00	600.00	0.00	08/04/2016	08/03/2017		24.08
						cable	81.00						
						Total	**1,958.00**						
229	Incl100	580.00	t0003081	Jacquon Evans	1,979.00	cable	81.00	2,407.00	0.00	09/06/2015	09/05/2017		52.56
						rentres	1,882.00						
						Total	**1,963.00**						
230	Incl200	750.00	t0002348	Kelsey Osborne	2,216.00	cable	81.00	1,100.00	0.00	07/18/2014	07/17/2017		52.56
						petrent	50.00						
						rentres	2,045.00						

Tuesday, September 27, 2016
12:16 PM

Page 6

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	2,176.00						
231	Incl200	750.00	t0000177	Puimond Yee	2,216.00	cable	81.00	1,000.00	0.00	08/08/2010	07/31/2017		40.39
						rentres	1,982.00						
						Total	2,063.00						
232	Incl200	750.00	t0003298	Dione Scott	2,216.00	cable	81.00	600.00	0.00	02/12/2016	02/11/2017		2,091.39
						resconce	-166.00						
						rentres	2,061.00						
						Total	1,976.00						
233	Inca100	930.00	t0003166	John Grande	2,662.00	cable	81.00	1,450.00	0.00	10/31/2015	10/30/2016		52.56
						petrent	85.00						
						rentres	2,509.00						
						Total	2,675.00						
234	Incl300	930.00	t0003401	Mishou Sanchez	2,622.00	cable	81.00	600.00	0.00	04/22/2016	04/21/2017		40.39
						rentres	2,240.00						
						Total	2,321.00						
235	Inca100	930.00	t0003351	Blake McGrath	2,662.00	cable	81.00	4,159.00	0.00	03/31/2016	01/17/2017		52.56
						petrent	100.00						
						insprem	14.00						
						rentres	2,614.00						
						Total	2,809.00						
236	Incl100	580.00	t0003688	Daniel Buckley	1,979.00	cable	50.00	1,100.00	0.00	09/02/2016	09/01/2017		0.00
						cable	81.00						
						parking	20.00						
						secdep	600.00						
						petrent	50.00						
						petdep	500.00						
						conceone	-1,000.00						
						rentres	1,845.00						
						Total	2,146.00						
237	Incl300l	930.00	t0002907	Patricia Colbert	1,004.00	rentres	1,139.00	1,739.00	0.00	06/01/2015	05/31/2016		53.07
						Total	1,139.00						

Tuesday, September 27, 2016
12:16 PM

Page 7

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
238	Incl100	580.00	t0002745	Thomas Boyd	1,979.00	cable	81.00	1,100.00	0.00	01/31/2015	01/30/2017		41.36
						rentres	1,832.00						
						resconce	-87.00						
						Total	**1,826.00**						
239	Incl200	750.00	t0002040	Rachel Pikus	2,216.00	cable	81.00	1,000.00	0.00	10/26/2013	10/25/2016	10/25/2016	40.39
						petrent	50.00						
						rentres	2,061.00						
						resconce	-146.00						
						Total	**2,046.00**						
240	Incl200	750.00	t0002422	Christopher O'Connell	2,216.00	cable	81.00	950.00	0.00	08/27/2014	02/26/2017		40.39
						rentres	2,113.00						
						petrent	35.00						
						Total	**2,229.00**						
241	Incl200	750.00	t0003271	Alexis Forchette	2,216.00	cable	81.00	2,661.00	0.00	02/01/2016	01/31/2017		52.56
						resconce	-61.00						
						rentres	2,061.00						
						Total	**2,081.00**						
242	Incl200	750.00	t0003361	Andrew Reming	2,216.00	cable	81.00	3,561.00	0.00	03/31/2016	03/30/2017		52.56
						petrent	85.00						
						resconce	-111.00						
						rentres	2,111.00						
						Total	**2,166.00**						
243	Incl200l	750.00	noho4798	Lev Kruglov	748.00	rentres	748.00	550.00	0.00	08/01/2008	07/31/2009		51.56
						insprem	14.00						
						Total	**762.00**						
244	Incl300	930.00	t0002992	Sean Faris	2,622.00	cable	81.00	4,860.00	0.00	08/13/2015	08/12/2017		52.56
						petrent	50.00						
						rentres	2,540.00						
						Total	**2,671.00**						
245	Incl100l	580.00	noho5744	Mary Jacobson	659.00	cable	22.00	500.00	0.00	06/07/2007	05/31/2008		-90.37
						rentres	659.00						
						insprem	14.00						

Tuesday, September 27, 2016
12:16 PM

Page 8

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	**695.00**						
246	Incl300	930.00	t0003426	Jamila Harris	2,622.00	cable	81.00	600.00	0.00	05/08/2016	05/07/2017		42.36
						rentres	2,370.00						
						Total	**2,451.00**						
247	Incl100	580.00	t0001713	Daisy Espinoza	1,979.00	cable	81.00	1,000.00	0.00	04/23/2013	04/22/2017		0.00
						rentres	1,832.00						
						resconce	-36.00						
						Total	**1,877.00**						
248	Inca100	930.00	VACANT	VACANT	2,662.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
249	Incl100	580.00	t0002257	Brett Pawlak	1,979.00	cable	81.00	600.00	0.00	06/17/2014	12/16/2016		52.56
						rentres	1,882.00						
						Total	**1,963.00**						
250	Inca100	930.00	t0003562	Katrina Jackson	2,662.00	cable	81.00	600.00	0.00	07/28/2016	07/27/2017		32.85
						rentres	2,450.00						
						insprem	14.00						
						Total	**2,545.00**						
251	Incl100	580.00	t0002760	Raquel Adriano	1,979.00	cable	81.00	1,600.00	0.00	02/11/2015	02/10/2017		52.56
						petrent	100.00						
						rentres	1,832.00						
						resconce	-25.00						
						Total	**1,988.00**						
252	Incl200	750.00	t0002394	Bryan Thompson	2,216.00	cable	81.00	1,100.00	0.00	08/03/2014	08/02/2017		52.56
						petrent	50.00						
						rentres	2,066.00						
						conceone	-250.00						
						Total	**1,947.00**						
253	Incl200	750.00	t0000679	Kelly Vernon	2,216.00	cable	81.00	500.00	0.00	06/15/2011	06/14/2017		52.56
						rentres	1,922.00						
						Total	**2,003.00**						

Tuesday, September 27, 2016
12:16 PM

Page 9

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
254	Incl100	580.00	t0003571	Esteban Jimenez	1,979.00	rentres	1,877.00	2,977.00	0.00	07/30/2016	07/29/2017		39.40
						cable	81.00						
						petrent	50.00						
						Total	**2,008.00**						
255	Incl200	750.00	t0002660	Ernesto Lozano Gomez	2,216.00	cable	81.00	2,512.00	0.00	01/04/2015	01/03/2017		0.00
						resconce	-76.00						
						rentres	2,061.00						
						Total	**2,066.00**						
256	Incl100	580.00	t0001890	Marvin Williams	1,979.00	cable	81.00	500.00	0.00	08/04/2013	04/03/2017		37.01
						insprem	14.00						
						rentres	1,877.00						
						resconce	-42.00						
						Total	**1,930.00**						
257	Incl300	930.00	t0000258	David Nitzsche	2,622.00	cable	81.00	1,000.00	0.00	12/07/2013	12/06/2016		52.56
						petrent	50.00						
						rentres	2,473.00						
						resconce	-186.00						
						Total	**2,418.00**						
258	Inca100	930.00	t0001498	Kyle Hanagami	2,662.00	cable	81.00	1,000.00	0.00	10/30/2012	10/29/2016		40.39
						petrent	50.00						
						rentres	2,509.00						
						resconce	-199.00						
						Total	**2,441.00**						
259	Inca100	930.00	t0003171	Kamilah Newland	2,662.00	rentres	2,509.00	600.00	0.00	11/06/2015	11/05/2016		40.39
						resconce	-50.00						
						cable	81.00						
						Total	**2,540.00**						
260	Incl300	930.00	t0003168	Krystal Richardson	2,622.00	rentres	2,473.00	4,946.00	0.00	11/06/2015	11/05/2016	11/05/2016	40.39
						cable	81.00						
						Total	**2,554.00**						
261	Incl200m	750.00	noho823	Kristie McLean	1,396.00	cable	22.00	500.00	0.00	01/03/2009	01/02/2010		39.30
						rentres	1,396.00						

Tuesday, September 27, 2016
12:16 PM

Page 10

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,418.00						
262	Incl100m	580.00	t0003079	Ereka Scales	1,346.00	rentres	1,230.00	2,692.00	0.00	10/08/2015	10/07/2016		40.39
						Total	1,230.00						
263	Incl200l	750.00	noho1247	Tavarrise Smith	748.00	cable	50.00	500.00	0.00	06/20/2008	06/30/2009		20.91
						rentres	748.00						
						Total	798.00						
264	Incl100	580.00	t0003690	Christopher Lamanna	1,979.00	cable	81.00	1,100.00	0.00	09/14/2016	09/13/2017		0.46
						cable	50.00						
						parking	20.00						
						secdep	600.00						
						petdep	500.00						
						petrent	50.00						
						conceone	-1,000.00						
						rentres	1,877.00						
						Total	2,178.00						
265	Incl200	750.00	t0003149	Alyssa Woods	2,216.00	cable	81.00	1,100.00	0.00	10/31/2015	10/30/2016		52.56
						resconce	-61.00						
						petrent	50.00						
						rentres	2,061.00						
						Total	2,131.00						
266	Incl200	750.00	noho3384	James Costello	2,216.00	cable	81.00	50.00	0.00	03/06/2009	03/31/2017		-228.77
						rentres	2,061.00						
						resconce	-165.00						
						Total	1,977.00						
267	Incl100	580.00	t0002819	Theresa Sivard	1,979.00	cable	81.00	2,337.00	0.00	03/09/2015	03/08/2017		52.56
						rentres	1,862.00						
						Total	1,943.00						
268	Incl300	930.00	t0003311	Melissa Armstrong	2,622.00	cable	81.00	600.00	0.00	02/26/2016	02/25/2017		40.39
						resconce	-78.00						
						rentres	2,473.00						
						Total	2,476.00						

Tuesday, September 27, 2016
12:16 PM

Page 11

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
269	Inl100vl	580.00	t0000051	Aleksandr Puzanov	546.00	petrent	50.00	1,000.00	0.00	04/15/2010	04/14/2011		60.29
						rentres	546.00						
						Total	**596.00**						
270	Inca100	930.00	t0002716	Jordan Darian	2,662.00	cable	81.00	2,995.00	0.00	01/25/2015	01/24/2017		52.56
						rentres	2,509.00						
						resconce	-189.00						
						Total	**2,401.00**						
271	Incl100	580.00	t0003223	Maria Enriquez	1,979.00	cable	81.00	600.00	0.00	12/21/2015	12/20/2016		40.39
						resconce	-25.00						
						rentres	1,832.00						
						Total	**1,888.00**						
272	Inca100	930.00	t0002561	Christopher Menard	2,662.00	cable	81.00	600.00	0.00	09/29/2014	09/28/2017		40.39
						rentres	2,465.00						
						resconce	-99.00						
						Total	**2,447.00**						
273	Incl100	580.00	t0003301	Alexis Juliano	1,979.00	cable	81.00	1,100.00	0.00	02/26/2016	02/25/2017		52.56
						petrent	50.00						
						rentres	1,832.00						
						Total	**1,963.00**						
274	Inca100	930.00	t0003315	Shayna Roseman	2,662.00	cable	81.00	1,100.00	0.00	02/26/2016	02/25/2017		40.39
						petrent	50.00						
						resconce	-114.00						
						rentres	2,509.00						
						Total	**2,526.00**						
275	Incl200	750.00	t0002339	Daniel Beaton	2,216.00	petrent	35.00	950.00	0.00	07/26/2014	07/25/2017		52.56
						cable	81.00						
						rentres	2,045.00						
						Total	**2,161.00**						
276	Incl100	580.00	t0001794	Megan Lynch	1,979.00	cable	81.00	500.00	0.00	07/13/2013	07/12/2017		52.56
						rentres	1,827.00						
						Total	**1,908.00**						

Tuesday, September 27, 2016
12:16 PM

Page 12

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
277	Incl200	750.00	t0003033	Christopher Edgar	2,216.00	cable	81.00	600.00	0.00	09/01/2015	08/31/2017		23.87
						rentres	2,120.00						
						Total	**2,201.00**						
278	Incl100	580.00	t0003057	Noel Nightingale	1,979.00	cable	81.00	1,100.00	0.00	08/31/2015	02/28/2017		-694.61
						petrent	50.00						
						rentres	1,987.00						
						Total	**2,118.00**						
279	Incl300	930.00	t0002816	Andrew Michael Kantor	2,622.00	cable	81.00	600.00	0.00	03/18/2015	03/17/2017		40.39
						rentres	2,473.00						
						resconce	-128.00						
						Total	**2,426.00**						
280	Inca100	930.00	t0003329	Andrew Darrigo	2,662.00	cable	81.00	5,018.00	0.00	03/01/2016	02/28/2017		40.39
						resconce	-25.00						
						rentres	2,509.00						
						Total	**2,565.00**						
281	Incl200	750.00	t0002627	Milena Bray	2,216.00	cable	81.00	1,300.00	0.00	11/17/2014	11/16/2016		42.36
						petrent	70.00						
						rentres	2,061.00						
						resconce	-36.00						
						Total	**2,176.00**						
282	Incl200	750.00	t0002961	Davis Brimberg	2,216.00	cable	81.00	600.00	0.00	06/29/2015	06/28/2017		40.39
						rentres	2,065.00						
						Total	**2,146.00**						
283	Incl200	750.00	t0003198	Jade Sarfati	2,216.00	cable	81.00	4,122.00	0.00	11/29/2015	11/28/2016		52.56
						petrent	50.00						
						resconce	-86.00						
						rentres	2,061.00						
						Total	**2,106.00**						
284	Incl100	580.00	t0003565	Nicoleta Pintea	1,979.00	rentres	1,799.00	3,598.00	0.00	07/20/2016	10/19/2016	09/26/2016	-1,277.40
						cable	81.00						
						mtom	200.00						
						Total	**2,080.00**						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Page 13

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
285	Incl200l	750.00	noho5782	Kimberly Cox	748.00	cable	78.00	500.00	0.00	06/30/2007	06/30/2008		40.61
						rentres	748.00						
						insprem	14.00						
						Total	**840.00**						
286	Incl100	580.00	t0002460	Lisa Gilmore	1,979.00	cable	81.00	950.00	0.00	10/13/2014	10/12/2016	10/12/2016	40.39
						petrent	35.00						
						rentres	1,832.00						
						resconce	-70.00						
						Total	**1,878.00**						
287	Incl100	580.00	t0003129	Thomas Kijas	1,979.00	cable	81.00	600.00	0.00	11/10/2015	11/09/2016		52.56
						resconce	-25.00						
						rentres	1,832.00						
						Total	**1,888.00**						
288	Incl100	580.00	t0003623	Aradhna Singh	1,979.00	rentres	1,877.00	600.00	0.00	08/05/2016	08/04/2017		22.82
						cable	81.00						
						Total	**1,958.00**						
289	Incl200	750.00	t0003588	Danai Sroythong	2,216.00	rentres	2,025.00	4,050.00	0.00	08/10/2016	08/09/2017		16.55
						cable	81.00						
						Total	**2,106.00**						
290	Incl200	750.00	t0003199	Jacob Barrett	2,216.00	cable	81.00	600.00	0.00	12/23/2015	12/22/2016		0.00
						resconce	-86.00						
						rentres	2,061.00						
						Total	**2,056.00**						
291	Incl200	750.00	t0001458	Patrick Skoglund	2,216.00	cable	81.00	2,748.00	0.00	09/05/2012	04/04/2016		40.39
						petrent	50.00						
						insprem	14.00						
						rentres	2,111.00						
						mtom	150.00						
						Total	**2,406.00**						
292	Incl200	750.00	t0002349	Abdallah Anwar	2,216.00	cable	81.00	600.00	0.00	07/18/2014	07/17/2015		40.39
						rentres	2,016.00						

Tuesday, September 27, 2016
12:16 PM

Page 14

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						mtom	150.00						
						Total	**2,247.00**						
301	Incl100	580.00	t0003356	Bennett Lacy	1,954.00	cable	81.00	600.00	0.00	03/26/2016	03/25/2017		40.39
						resconce	-13.00						
						rentres	1,852.00						
						Total	**1,920.00**						
302	Inca100	930.00	t0003402	Christopher Martinez	2,637.00	cable	81.00	600.00	0.00	04/22/2016	04/21/2017		40.39
						rentres	2,425.00						
						Total	**2,506.00**						
303	Incl100	580.00	t0002109	Morgan Stump	1,954.00	cable	81.00	500.00	0.00	01/24/2014	01/23/2017		52.56
						rentres	1,807.00						
						resconce	-42.00						
						Total	**1,846.00**						
304	Incl300	930.00	t0003687	Hisham Ammar	2,597.00	cable	81.00	600.00	0.00	09/03/2016	09/02/2017		0.00
						cable	50.00						
						parking	20.00						
						secdep	600.00						
						conceone	-1,000.00						
						rentres	2,319.00						
						Total	**2,070.00**						
305	Inca100	930.00	t0003398	Oscar Martinez-Sanchez	2,637.00	cable	81.00	600.00	0.00	04/15/2016	04/14/2017		52.56
						rentres	2,260.00						
						Total	**2,341.00**						
306	Incl200	750.00	t0003427	Erin Gales	2,191.00	cable	81.00	600.00	0.00	05/15/2016	05/14/2017		52.56
						rentres	2,000.00						
						Total	**2,081.00**						
307	Inl300vl	930.00	noho4864	Hannelore Carter	692.00	rentres	692.00	600.00	0.00	08/01/2008	07/31/2009		40.39
						Total	**692.00**						
308	Incl200	750.00	t0002792	Pamela Kiel	2,191.00	cable	81.00	600.00	0.00	02/19/2015	02/18/2017		40.39
						rentres	2,036.00						
						resconce	-61.00						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Page 15

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	2,056.00						
309	Incl200	750.00	t0001650	Kristina Barson	2,191.00	cable	81.00	500.00	0.00	03/04/2013	03/03/2017		40.39
						resconce	-232.00						
						rentres	2,086.00						
						Total	1,935.00						
310	Incl100	580.00	t0003719	Joseph Araneta	1,954.00	rentres	1,745.00	3,490.00	0.00	09/13/2016	09/12/2017		0.00
						secdep	3,490.00						
						cable	81.00						
						parking	20.00						
						cable	50.00						
						conceone	-1,000.00						
						Total	4,386.00						
311	Incl200	750.00	t0003308	Ty Stewart Schisler	2,191.00	cable	81.00	2,636.00	0.00	02/16/2016	02/15/2017		52.56
						resconce	-141.00						
						rentres	2,036.00						
						Total	1,976.00						
312	Incl100	580.00	t0003221	John McCowan	1,954.00	cable	81.00	600.00	0.00	12/28/2015	12/27/2016		40.39
						resconce	-30.00						
						rentres	1,807.00						
						Total	1,858.00						
313	Incl100	580.00	noho5823	Esther Thomaseec	1,954.00	cable	81.00	500.00	0.00	08/31/2007	03/31/2017		6.63
						rentres	1,862.00						
						Total	1,943.00						
314	A1 - U	580.00	t0003596	Rachel Boyle	1,999.00	rentres	1,999.00	600.00	0.00	08/01/2016	10/31/2016		36.09
						cable	81.00						
						Total	2,080.00						
315	Incl200m	750.00	VACANT	VACANT	1,401.00		0.00	0.00	0.00				0.00
						Total	0.00						
316	Incl200	750.00	t0002643	Alejandra Osuna	2,191.00	cable	81.00	600.00	0.00	11/30/2014	11/29/2016		0.00
						rentres	2,036.00						
						resconce	-107.00						

Tuesday, September 27, 2016
12:16 PM

Page 16

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	2,010.00						
317	Incl100	580.00	t0001795	Daniel Gamino	1,979.00	cable	81.00	2,055.00	0.00	06/30/2013	06/29/2015		40.39
						rentres	1,787.00						
						mtom	150.00						
						Total	2,018.00						
318	Inca100	930.00	VACANT	VACANT	2,637.00		0.00	0.00	0.00				0.00
						Total	0.00						
319	Incl100l	580.00	t0002706	Jonathan Edmonson	659.00	cable	81.00	600.00	0.00	12/19/2014	12/18/2015		40.39
						rentres	659.00						
						Total	740.00						
320	Incl300	930.00	t0002738	Julian Payne	2,597.00	cable	81.00	600.00	0.00	01/31/2015	02/28/2017		38.30
						rentres	2,448.00						
						resconce	-141.00						
						Total	2,388.00						
321	Incl200	750.00	MODEL	MODEL	2,191.00		0.00	0.00	0.00				0.00
						Total	0.00						
322	Incl200	750.00	t0003516	Joanna Fang Pao	2,191.00	rentres	2,000.00	600.00	0.00	08/05/2016	08/04/2017		22.82
						cable	81.00						
						Total	2,081.00						
323	Incl200	750.00	t0003283	Michael Sinterniklaas	2,191.00	cable	81.00	2,636.00	0.00	02/01/2016	01/31/2017		40.39
						resconce	-141.00						
						rentres	2,036.00						
						Total	1,976.00						
324	Incl200	750.00	t0003340	Kevin Daniels	2,191.00	cable	81.00	600.00	0.00	03/04/2016	03/03/2017		40.39
						parking	50.00						
						resconce	-167.00						
						rentres	2,086.00						
						Total	2,050.00						
325	Incl200	750.00	t0003201	Celeucia C. Lynne Hunter	2,191.00	rentres	2,036.00	600.00	0.00	12/01/2015	11/30/2016		52.56
						cable	81.00						

Tuesday, September 27, 2016
12:16 PM

Page 17

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						resconce	-91.00						
						Total	**2,026.00**						
326	Incl100	580.00	t0003733	Richard Grady	1,954.00	cable	81.00	2,345.00	0.00	09/20/2016	09/19/2017		0.00
						cable	50.00						
						parking	20.00						
						conceone	-1,000.00						
						secdep	2,345.00						
						rentres	1,745.00						
						Total	**3,241.00**						
327	Incl100l	580.00	t0001796	Climesha McDaniel	659.00	rentres	659.00	500.00	0.00	08/17/2013	08/16/2014		40.39
						Total	**659.00**						
328	Incl100	580.00	t0002094	Luke Whitcraft	1,954.00	cable	81.00	500.00	0.00	01/12/2014	01/11/2017		40.39
						rentres	1,807.00						
						resconce	-42.00						
						Total	**1,846.00**						
329	Incl100	580.00	t0003659	Nathaniel Murrell	1,954.00	cable	81.00	600.00	0.00	08/31/2016	08/30/2017		-45.00
						conceone	-721.97						
						rentres	1,718.00						
						Total	**1,077.03**						
330	Incl200l	750.00	noho4800	Nakia Watson	748.00	cable	72.00	500.00	0.00	08/09/2008	08/31/2010		-246.28
						rentres	748.00						
						insprem	14.00						
						Total	**834.00**						
331	Incl200	750.00	t0003527	Marlo Berberian	2,191.00	cable	81.00	600.00	0.00	07/08/2016	07/07/2017		52.56
						rentres	2,000.00						
						Total	**2,081.00**						
332	Incl200	750.00	t0000255	Scott Davis	2,191.00	cable	81.00	500.00	0.00	10/02/2010	10/31/2017		40.36
						rentres	2,036.00						
						resconce	-81.00						
						Total	**2,036.00**						
333	Inca100	930.00	t0002337	Alex Powers	2,637.00	cable	81.00	600.00	0.00	07/06/2014	04/05/2017		40.39

Tuesday, September 27, 2016
12:16 PM

Page 18

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						rentres	2,534.00						
						resconce	-25.00						
						Total	**2,590.00**						
334	Incl300	930.00	VACANT	VACANT	2,597.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
335	Inca100	930.00	t0003158	Carlos Solis Jr.	2,637.00	cable	81.00	600.00	0.00	10/30/2015	10/29/2016		-160.11
						resconce	-25.00						
						rentres	2,484.00						
						Total	**2,540.00**						
336	Incl100	580.00	t0003653	Kaitlyn Fessler	1,954.00	cable	81.00	600.00	0.00	08/31/2016	08/30/2017		0.00
						conceone	-868.52						
						rentres	1,825.00						
						Total	**1,037.48**						
337	Incl300l	930.00	noho5906	Monique Fletcher	838.00	cable	50.00	500.00	0.00	03/01/2008	02/28/2009		90.22
						rentres	703.00						
						Total	**753.00**						
338	Incl100	580.00	t0003626	Hilary Aspy	1,954.00	rentres	1,718.00	600.00	0.00	08/15/2016	08/14/2017		13.03
						cable	81.00						
						conceone	-543.45						
						Total	**1,255.55**						
339	Incl200	750.00	VACANT	VACANT	2,191.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
340	Incl200	750.00	t0002423	Michael Ponce	2,191.00	cable	81.00	3,824.00	0.00	08/21/2014	09/20/2016	09/30/2016	40.39
						insprem	14.00						
						rentres	2,275.00						
						mtom	200.00						
						Total	**2,570.00**						
341	Incl200	750.00	t0003611	Wooram Lee	2,191.00	rentres	1,975.00	600.00	0.00	08/06/2016	08/05/2017		0.00
						cable	81.00						
						Total	**2,056.00**						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Page 19

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
342	Incl200	750.00	t0003325	Robert Sunga	2,191.00	cable	81.00	600.00	0.00	02/26/2016	02/25/2017		52.56
						resconce	-141.00						
						rentres	2,036.00						
						Total	**1,976.00**						
343	Inl200vl	750.00	noho5857	Yana Levina	518.00	cable	50.00	550.00	0.00	11/08/2007	02/28/2015		40.79
						rentres	518.00						
						Total	**568.00**						
344	Incl300	930.00	t0003660	Irma Hernandez	2,597.00	rentres	2,299.00	600.00	0.00	09/17/2016	09/16/2017		0.00
						secdep	600.00						
						cable	81.00						
						parking	20.00						
						cable	50.00						
						conceone	-829.34						
						Total	**2,220.66**						
345	Incl100	580.00	t0002880	Supaporn Srikraikajornkul	1,954.00	cable	81.00	3,474.00	0.00	04/22/2015	04/21/2017		40.39
						rentres	1,835.00						
						Total	**1,916.00**						
346	Incl300	930.00	t0002869	April Brodie	2,597.00	cable	81.00	600.00	0.00	05/10/2015	05/09/2017		52.56
						rentres	2,493.00						
						resconce	-63.00						
						Total	**2,511.00**						
347	Incl100l	580.00	t0002936	Theresa Friedrick	892.00	rentres	663.00	600.00	0.00	06/30/2015	06/29/2016		40.39
						Total	**663.00**						
348	Inca100	930.00	t0003126	John Miller	2,637.00	cable	81.00	600.00	0.00	09/26/2015	09/25/2017		2.06
						rentres	2,624.00						
						mtom	200.00						
						rentres	2,594.00						
						Total	**5,499.00**						
349	Incl100	580.00	t0000600	Brice Williams	1,954.00	cable	81.00	500.00	0.00	04/29/2011	04/28/2017		-171.14
						rentres	1,821.00						
						Total	**1,902.00**						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Page 20

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
350	Inca100	930.00	t0003486	Isaac Mascote	2,637.00	cable	81.00	2,995.00	0.00	06/14/2016	06/13/2017		40.39
						rentres	2,395.00						
						Total	**2,476.00**						
351	Incl100	580.00	t0001992	Zaure Alisheva	1,954.00	cable	81.00	3,170.00	0.00	09/24/2013	09/23/2017		45.06
						rentres	1,837.00						
						insprem	14.00						
						Total	**1,932.00**						
352	Incl200	750.00	t0003423	Dimitri Otvertchenko	2,191.00	cable	81.00	600.00	0.00	04/29/2016	04/28/2017		52.56
						rentres	2,000.00						
						Total	**2,081.00**						
353	Incl200	750.00	t0003377	Gregory Sprink	2,191.00	cable	81.00	600.00	0.00	03/31/2016	03/30/2017	10/24/2016	40.39
						resconce	-86.00						
						rentres	2,086.00						
						Total	**2,081.00**						
354	A1 - U	580.00	VACANT	VACANT	1,999.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
355	Incl200	750.00	t0003287	Mikal Hawkins	2,191.00	cable	81.00	2,636.00	0.00	02/28/2016	02/27/2017		47.60
						resconce	-141.00						
						rentres	2,036.00						
						Total	**1,976.00**						
356	Incl100	580.00	t0003317	Meryl Hawk	1,954.00	cable	81.00	600.00	0.00	02/26/2016	02/25/2017		49.30
						rentres	1,807.00						
						Total	**1,888.00**						
357	Incl300m	930.00	t0001116	Chris Barry	1,566.00	rentres	1,566.00	500.00	0.00	04/01/2012	03/31/2013		40.39
						Total	**1,566.00**						
358	Inca100	930.00	t0002824	Marc Chernoff	2,662.00	cable	81.00	600.00	0.00	04/05/2015	04/04/2017		0.00
						rentres	2,559.00						
						resconce	-109.00						
						Total	**2,531.00**						
359	Inca100	930.00	t0003677	Kathleen Jahuna	2,662.00	cable	81.00	1,089.73	0.00	09/09/2016	09/08/2017		1,905.27

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Page 21

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						cable	50.00						
						parking	20.00						
						secdep	2,995.00						
						conceone	-1,500.00						
						rentres	2,395.00						
						insprem	14.00						
						Total	**4,055.00**						
360	Incl300	930.00	t0003627	Feda Lucic	2,597.00	cable	81.00	600.00	0.00	08/16/2016	08/15/2017		9.03
						conceone	-156.26						
						rentres	2,290.00						
						Total	**2,214.74**						
361	Incl200	750.00	t0001945	Jorge Tello Motta	2,191.00	cable	81.00	500.00	0.00	08/31/2013	08/30/2017		40.39
						rentres	2,054.00						
						Total	**2,135.00**						
362	Incl100	580.00	t0000061	Gabriela Lomeli	1,954.00	cable	81.00	500.00	0.00	04/10/2010	04/30/2017		40.36
						rentres	1,821.00						
						Total	**1,902.00**						
363	Incl200	750.00	noho3352	Carol Yee	2,191.00	cable	81.00	850.00	0.00	11/28/2009	11/30/2016		40.39
						rentres	2,036.00						
						resconce	-37.00						
						Total	**2,080.00**						
364	Incl100	580.00	t0002408	James Register	1,954.00	cable	81.00	600.00	0.00	08/08/2014	08/07/2017		40.39
						rentres	1,865.00						
						conceone	-250.00						
						Total	**1,696.00**						
365	Incl200l	750.00	noho4879	Eugene Kovalenko	748.00	cable	50.00	500.00	0.00	08/16/2008	08/31/2009		40.39
						rentres	748.00						
						insprem	14.00						
						Total	**812.00**						
366	Incl200	750.00	t0003670	Mark Martinez	2,191.00	cable	81.00	2,600.00	0.00	09/15/2016	09/14/2017		0.00
						cable	50.00						
						parking	20.00						

Tuesday, September 27, 2016
12:16 PM

Page 22

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						secdep	2,600.00						
						conceone	-1,000.00						
						rentres	2,000.00						
						Total	**3,751.00**						
367	Incl100	580.00	t0003684	Viviana Rua	1,954.00	cable	81.00	2,410.00	0.00	09/07/2016	09/06/2017		0.00
						cable	50.00						
						parking	20.00						
						secdep	2,410.00						
						conceone	-1,000.00						
						rentres	1,810.00						
						Total	**3,371.00**						
368	Incl300	930.00	t0002230	Brandon Peters	2,597.00	cable	81.00	600.00	0.00	06/21/2014	06/20/2017		52.56
						rentres	2,275.00						
						Total	**2,356.00**						
369	Incl100	580.00	noho5867	Carol Springer	1,954.00	cable	81.00	500.00	0.00	01/13/2007	02/28/2017		54.56
						rentres	1,807.00						
						resconce	-111.00						
						Total	**1,777.00**						
370	Inca100	930.00	t0002398	Cherilyn Hawrysh	2,637.00	cable	81.00	600.00	0.00	08/05/2014	05/04/2016		52.56
						rentres	2,534.00						
						mtom	200.00						
						Total	**2,815.00**						
371	Incl100m	580.00	VACANT	VACANT	1,230.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
372	Inca100	930.00	VACANT	VACANT	2,637.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
373	Incl100	580.00	VACANT	VACANT	1,954.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
374	Inca100	930.00	t0003438	Alfred Carnes	2,637.00	cable	81.00	600.00	0.00	05/06/2016	05/05/2017		40.39
						rentres	2,370.00						
						Total	**2,451.00**						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Page 23

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
375	Incl200l	750.00	noho7884	Artush Mayilyan	748.00	rentres	748.00	500.00	0.00	09/28/2008	09/30/2009		51.64
						insprem	14.00						
						Total	**762.00**						
376	Incl100	580.00	t0002935	Alexandria Johnson	1,954.00	cable	81.00	600.00	0.00	07/01/2015	12/31/2016		40.39
						rentres	1,987.00						
						Total	**2,068.00**						
377	Incl200	750.00	t0002929	Achalkumar Gohel	2,191.00	cable	81.00	600.00	0.00	06/04/2015	06/03/2017		42.36
						rentres	1,980.00						
						Total	**2,061.00**						
378	Incl100m	580.00	noho5800	Michelle Bullock	1,226.00	cable	78.00	500.00	0.00	07/01/2007	06/30/2008		-39.04
						rentres	1,226.00						
						Total	**1,304.00**						
379	Incl300	930.00	t0003608	Min Thura	2,597.00	rentres	2,275.00	600.00	0.00	08/06/2016	08/05/2017		21.57
						Total	**2,275.00**						
380	Inca100	930.00	t0002048	Jakub Durkoth	2,662.00	cable	81.00	500.00	0.00	10/25/2013	08/24/2016		40.39
						rentres	2,480.00						
						mtom	200.00						
						Total	**2,761.00**						
381	Incl200	750.00	t0002957	Megan Leslie	2,191.00	cable	81.00	600.00	0.00	06/29/2015	06/28/2017		36.43
						rentres	1,965.00						
						Total	**2,046.00**						
382	Incl200	750.00	VACANT	VACANT	2,191.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
383	Incl200	750.00	t0003088	Yasmine Kateb	2,191.00	cable	81.00	600.00	0.00	09/12/2015	09/11/2016		40.39
						insprem	14.00						
						rentres	2,090.00						
						mtom	200.00						
						Total	**2,385.00**						
384	Incl100	580.00	t0003239	Julio Lara	1,954.00	cable	81.00	600.00	0.00	01/08/2016	01/07/2017		40.39

Tuesday, September 27, 2016
12:16 PM

Page 24

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						rentres	1,807.00						
						Total	**1,888.00**						
385	Incl200m	750.00	t0002650	Chelsea Trimble	1,396.00	cable	81.00	600.00	0.00	12/19/2014	12/18/2015		40.39
						rentres	1,396.00						
						Total	**1,477.00**						
386	Incl100	580.00	t0003678	Grace Rhee	1,954.00	cable	81.00	599.93	0.00	09/09/2016	09/08/2017		0.07
						cable	50.00						
						parking	20.00						
						secdep	600.00						
						conceone	-1,000.00						
						rentres	1,745.00						
						Total	**1,496.00**						
387	Incl100	580.00	VACANT	VACANT	1,954.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
388	Incl100	580.00	VACANT	VACANT	1,954.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
389	Incl200	750.00	t0003579	Richard Gollance	2,191.00	rentres	1,950.00	600.00	0.00	07/29/2016	07/28/2017		31.61
						cable	81.00						
						Total	**2,031.00**						
390	Incl200m	750.00	t0001127	Lisa Axelrod	1,396.00	rentres	1,396.00	500.00	0.00	04/16/2012	04/15/2013		40.39
						Total	**1,396.00**						
391	Incl200	750.00	t0003509	Nicole Rizzo	2,191.00	cable	81.00	600.00	0.00	06/20/2016	06/19/2017		40.39
						rentres	2,000.00						
						Total	**2,081.00**						
392	Incl200	750.00	t0002857	Christopher Chance	2,191.00	cable	81.00	600.00	0.00	04/02/2015	04/01/2017		40.39
						rentres	2,036.00						
						resconce	-10.00						
						Total	**2,107.00**						
393	Inca100	930.00	t0002228	Karla Madsen	2,662.00	cable	81.00	2,965.00	0.00	05/30/2014	11/29/2016		55.33
						rentres	2,597.00						

Tuesday, September 27, 2016
12:16 PM

Page 25

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	**2,678.00**						
394	Incl300	930.00	noho6191	Alberto Cuevas	2,622.00	cable	78.00	500.00	0.00	01/26/2008	12/31/2011		41.39
						rentres	2,430.00						
						Total	**2,508.00**						
395	Incl200	750.00	t0003071	Andrew Weissman	2,216.00	cable	81.00	600.00	0.00	09/25/2015	09/24/2017		40.39
						rentres	2,115.00						
						Total	**2,196.00**						
396	Incl200	750.00	noho5102	Heratch Touresian	2,216.00	cable	81.00	0.00	0.00	05/08/2009	10/31/2016		52.56
						rentres	2,061.00						
						resconce	-106.00						
						Total	**2,036.00**						
397	Incl200	750.00	t0002599	Levon Abrahamian	2,216.00	cable	81.00	600.00	0.00	10/13/2014	10/12/2017		40.39
						rentres	2,061.00						
						resconce	-86.00						
						Total	**2,056.00**						
401	Incl100	580.00	t0000427	Winrich Quiboloy	1,979.00	cable	81.00	500.00	0.00	04/24/2011	06/02/2017		44.36
						insprem	14.00						
						rentres	1,767.00						
						Total	**1,862.00**						
402	Inca100	930.00	VACANT	VACANT	2,662.00		0.00	0.00	0.00				0.00
						Total	**0.00**						
403	Incl100	580.00	t0003420	Maria Ortigoza	1,979.00	cable	81.00	600.00	0.00	04/25/2016	04/24/2017		0.00
						rentres	1,854.00						
						Total	**1,935.00**						
404	Incl300	930.00	t0003720	Mark Mollenkamp	2,622.00	cable	81.00	600.00	0.00	09/20/2016	09/19/2017		0.00
						cable	50.00						
						parking	20.00						
						secdep	600.00						
						conceone	-990.70						
						rentres	2,430.00						
						Total	**2,190.30**						

Tuesday, September 27, 2016
12:16 PM

Page 26

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
405	Inca100	930.00	t0003365	Brandon Paddock	2,662.00	cable	81.00	600.00	0.00	03/25/2016	03/24/2017		40.39
						resconce	-50.00						
						rentres	2,559.00						
						Total	**2,590.00**						
406	Incl200	750.00	t0003267	Marc Zaynoun	2,216.00	cable	81.00	2,661.00	0.00	02/01/2016	09/30/2016		40.39
						resconce	-61.00						
						rentres	2,061.00						
						insprem	14.00						
						Total	**2,095.00**						
407	Incl300	930.00	t0002159	Karen Sachs	2,622.00	cable	81.00	500.00	0.00	03/15/2014	03/14/2017		40.39
						rentres	2,473.00						
						resconce	-118.00						
						Total	**2,436.00**						
408	Incl200	750.00	t0003306	Vahe Khodabakhshi	2,216.00	cable	81.00	600.00	0.00	02/26/2016	02/25/2017		40.39
						resconce	-42.00						
						rentres	2,061.00						
						Total	**2,100.00**						
409	Incl200	750.00	t0002642	Yaser Hammad	2,216.00	cable	81.00	2,512.00	0.00	12/06/2014	12/05/2016		40.39
						rentres	2,061.00						
						resconce	-31.00						
						insprem	14.00						
						Total	**2,125.00**						
410	Incl100	580.00	noho5815	Candace Enis	1,979.00	cable	81.00	1,000.00	0.00	06/22/2007	03/31/2014		38.39
						rentres	1,787.00						
						Total	**1,868.00**						
411	Incl200	750.00	t0003643	Andre Barakat	2,216.00	cable	81.00	600.00	0.00	09/07/2016	09/06/2017		0.00
						cable	50.00						
						parking	20.00						
						secdep	600.00						
						conceone	-750.00						
						rentres	2,050.00						
						Total	**2,051.00**						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Page 27

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
412	Incl100	580.00	t0003380	August Weatherly	1,979.00	cable	81.00	600.00	0.00	03/31/2016	03/30/2017		72.75
						resconce	-102.00						
						rentres	1,877.00						
						Total	**1,856.00**						
413	Incl100	580.00	t0000426	Victoria Mendez	1,979.00	cable	81.00	500.00	0.00	03/28/2011	03/31/2017		40.39
						rentres	1,877.00						
						resconce	-186.00						
						Total	**1,772.00**						
414	Incl100	580.00	t0001544	Eric Coker	1,979.00	cable	81.00	500.00	0.00	11/06/2012	11/05/2016		40.39
						rentres	1,832.00						
						resconce	-75.00						
						Total	**1,838.00**						
415	Incl200	750.00	t0000317	George Stelzner	2,216.00	cable	81.00	500.00	0.00	10/29/2010	10/31/2016		40.39
						rentres	2,061.00						
						resconce	-131.00						
						insprem	14.00						
						Total	**2,025.00**						
416	Incl200	750.00	t0002446	Lisa Vallesteros	2,216.00	cable	81.00	600.00	0.00	10/08/2014	10/07/2017		52.56
						rentres	2,061.00						
						resconce	-106.00						
						Total	**2,036.00**						
417	Incl100	580.00	t0003191	Phyllis Chu	1,979.00	rentres	1,832.00	600.00	0.00	11/20/2015	11/19/2016		40.39
						cable	81.00						
						resconce	-25.00						
						Total	**1,888.00**						
418	Inca100	930.00	t0003261	Elvin Yavuz	2,662.00	cable	81.00	600.00	0.00	02/29/2016	02/28/2017		52.33
						resconce	-25.00						
						rentres	2,509.00						
						Total	**2,565.00**						
419	Incl100	580.00	t0002653	Abdulaziz Tabbakh	1,979.00	cable	81.00	3,400.00	0.00	12/05/2014	12/04/2016		0.00
						rentres	1,832.00						

Tuesday, September 27, 2016
12:16 PM

Page 28

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						resconce	-30.00						
						Total	**1,883.00**						
420	Incl300	930.00	t0000399	Joel Purcell	2,622.00	cable	81.00	500.00	0.00	02/08/2011	03/31/2017		82.36
						insprem	14.00						
						rentres	2,518.00						
						resconce	-114.00						
						Total	**2,499.00**						
421	Incl200	750.00	noho7295	Brian Oerly	2,216.00	cable	81.00	500.00	0.00	03/29/2008	05/31/2016		52.56
						rentres	1,995.00						
						Total	**2,076.00**						
422	Incl200	750.00	t0002593	Stuart Sender	2,216.00	cable	81.00	600.00	0.00	10/12/2014	10/11/2016		40.39
						rentres	2,061.00						
						resconce	-106.00						
						Total	**2,036.00**						
423	Incl200	750.00	t0003164	James Fleming	2,216.00	cable	81.00	600.00	0.00	10/26/2015	10/25/2017		40.39
						resconce	-86.00						
						rentres	2,061.00						
						Total	**2,056.00**						
424	Incl200	750.00	noho5841	Ben Mclane	2,216.00	cable	81.00	550.00	0.00	06/26/2007	03/31/2017		40.39
						rentres	2,286.00						
						Total	**2,367.00**						
425	Incl200	750.00	t0003577	Houman Shahriari	2,216.00	cable	81.00	600.00	0.00	07/28/2016	07/27/2017		22.85
						rentres	2,050.00						
						Total	**2,131.00**						
426	Incl100	580.00	t0001590	Tabatha Daly	1,979.00	cable	81.00	500.00	0.00	01/20/2013	01/19/2017		48.41
						rentres	1,832.00						
						resconce	-67.00						
						Total	**1,846.00**						
428	Incl100	580.00	t0003125	Jennifer Buckley	1,979.00	cable	81.00	600.00	0.00	09/26/2015	09/25/2016		40.39
						rentres	1,915.00						
						mtom	200.00						

Tuesday, September 27, 2016
12:16 PM

Page 29

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	2,196.00						
430	Incl200	750.00	t0002991	Matthew Soraci	2,216.00	cable	81.00	600.00	0.00	08/20/2015	08/19/2017		40.39
						rentres	2,056.00						
						Total	2,137.00						
431	Incl200	750.00	t0002836	Eduardo Trillo Jr	2,216.00	cable	81.00	3,932.00	0.00	03/19/2015	03/18/2017		64.74
						rentres	2,061.00						
						resconce	-51.00						
						Total	2,091.00						
432	Incl200	750.00	noho6145	Julienne Johnson	2,216.00	cable	81.00	500.00	0.00	05/09/2009	11/30/2016		40.39
						rentres	2,061.00						
						resconce	-106.00						
						Total	2,036.00						
433	Inca100	930.00	t0002035	Terri Lin-White	2,662.00	cable	81.00	500.00	0.00	11/15/2013	11/14/2016		52.56
						rentres	2,509.00						
						resconce	-256.00						
						Total	2,334.00						
434	Incl300	930.00	t0002850	Michael McAreavy	2,622.00	cable	81.00	600.00	0.00	04/12/2015	10/11/2016		50.30
						rentres	2,518.00						
						resconce	-68.00						
						Total	2,531.00						
435	Inca100	930.00	noho4892	Steven Rajewski	2,662.00	cable	81.00	0.00	0.00	04/07/2009	03/31/2017		40.39
						rentres	2,559.00						
						resconce	-134.00						
						Total	2,506.00						
436	Incl100	580.00	t0002583	Ekaterina Krutova	1,979.00	cable	81.00	600.00	0.00	11/05/2014	11/04/2016		40.39
						rentres	1,832.00						
						resconce	-57.00						
						Total	1,856.00						
437	Incl300	930.00	t0003050	Frank Von Zerneck	2,622.00	cable	81.00	600.00	0.00	08/25/2015	08/24/2017		40.39
						rentres	2,596.00						
						conceone	-250.00						

Tuesday, September 27, 2016
12:16 PM

Page 30

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	**2,427.00**						
438	Incl100	580.00	t0001952	Michael Hetland	1,979.00	cable	81.00	500.00	0.00	09/17/2013	09/16/2017		40.39
						rentres	1,810.00						
						Total	**1,891.00**						
439	Incl200	750.00	t0002592	Bruce Hanson	2,216.00	cable	81.00	600.00	0.00	10/30/2014	10/29/2017		40.39
						rentres	2,061.00						
						resconce	-126.00						
						Total	**2,016.00**						
440	Incl200	750.00	t0003196	Samuel Gevorkyan	2,216.00	cable	81.00	600.00	0.00	12/21/2015	12/20/2016		0.00
						resconce	-61.00						
						rentres	2,061.00						
						Total	**2,081.00**						
441	Incl200	750.00	t0003182	John Kenower	2,216.00	cable	81.00	600.00	0.00	11/17/2015	11/16/2016		42.36
						resconce	-86.00						
						rentres	2,061.00						
						Total	**2,056.00**						
442	Incl200	750.00	t0003339	Thomas Troy Russell	2,216.00	cable	81.00	600.00	0.00	03/16/2016	03/15/2017		40.39
						resconce	-111.00						
						rentres	2,111.00						
						Total	**2,081.00**						
443	Incl200	750.00	t0003606	Mathew Stone	2,216.00	rentres	2,050.00	600.00	0.00	08/13/2016	08/12/2017		12.80
						cable	81.00						
						Total	**2,131.00**						
444	Incl300	930.00	t0002848	Elliot Graeber	2,622.00	cable	81.00	2,980.00	0.00	04/03/2015	04/02/2017		52.56
						rentres	2,473.00						
						resconce	-98.00						
						Total	**2,456.00**						
446	Incl300	930.00	noho9538	Gavin Mackillop	2,622.00	cable	81.00	0.00	0.00	08/19/2009	04/30/2017		40.39
						insprem	14.00						
						rentres	2,290.00						
						Total	**2,385.00**						

Tuesday, September 27, 2016
12:16 PM

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Page 31

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
448	Inca100	930.00	t0002207	Christopher Molloy	2,662.00	cable	81.00	4,730.00	0.00	05/23/2014	05/22/2017		52.56
						rentres	2,559.00						
						resconce	-141.00						
						Total	**2,499.00**						
449	Incl100	580.00	t0003156	Jason Garretson	1,979.00	cable	81.00	0.00	0.00	10/31/2015	11/30/2015		40.39
						eedisc	-1,000.00						
						resconce	-34.00						
						rentres	1,832.00						
						Total	**879.00**						
450	Inca100	930.00	t0002133	Jessica Ramirez	2,662.00	cable	81.00	2,805.00	0.00	03/05/2014	03/04/2017		52.56
						rentres	2,509.00						
						resconce	-208.00						
						Total	**2,382.00**						
451	Incl100	580.00	t0003192	Stevan Hange	1,979.00	rentres	1,832.00	600.00	0.00	11/16/2015	11/15/2016		0.00
						cable	81.00						
						resconce	-55.00						
						Total	**1,858.00**						
452	Incl200	750.00	t0003499	Adam Holguin	2,216.00	cable	81.00	600.00	0.00	06/22/2016	06/21/2017		52.56
						rentres	2,050.00						
						Total	**2,131.00**						
453	Incl200	750.00	t0002223	Alicia Easter	2,216.00	cable	81.00	600.00	0.00	05/24/2014	05/23/2017		40.39
						rentres	1,977.00						
						Total	**2,058.00**						
454	Incl100	580.00	t0002853	Alicia Alford	1,979.00	cable	81.00	600.00	0.00	04/21/2015	04/20/2017		40.39
						rentres	1,832.00						
						resconce	-63.00						
						Total	**1,850.00**						
455	Incl200	750.00	t0000085	Hector Realubit	2,216.00	cable	81.00	600.00	0.00	07/13/2014	01/12/2017		40.39
						rentres	2,095.00						
						Total	**2,176.00**						

Tuesday, September 27, 2016
12:16 PM

Page 32

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
456	Incl100	580.00	noho3332	Diane Johnston	1,979.00	cable	81.00	500.00	0.00	07/07/2008	04/30/2017		52.56
						rentres	1,797.00						
						Total	**1,878.00**						
457	Incl300	930.00	t0002136	Blake Paulson	2,622.00	cable	81.00	500.00	0.00	02/16/2014	02/15/2017		52.56
						rentres	2,473.00						
						resconce	-246.00						
						Total	**2,308.00**						
458	Inca100	930.00	t0001688	Jon Brion c/o Provident Financial Management	2,662.00	cable	81.00	500.00	0.00	03/27/2013	06/26/2013		1.21
						rentres	2,465.00						
						mtom	283.00						
						Total	**2,829.00**						
459	Inca100	930.00	t0003110	Christine Envall	2,662.00	cable	81.00	600.00	0.00	10/15/2015	01/14/2017		40.39
						rentres	2,665.00						
						Total	**2,746.00**						
460	Incl300	930.00	t0003336	Derek Sayeg	2,622.00	cable	81.00	600.00	0.00	03/14/2016	03/13/2017		40.39
						resconce	-123.00						
						rentres	2,518.00						
						insprem	14.00						
						Total	**2,490.00**						
461	Incl200	750.00	t0003176	Lee Snijders	2,216.00	cable	81.00	600.00	0.00	11/14/2015	11/13/2016		40.39
						resconce	-61.00						
						rentres	2,061.00						
						Total	**2,081.00**						
462	Incl100	580.00	t0002450	Selin Kucuk	1,979.00	cable	81.00	600.00	0.00	10/10/2014	10/09/2016	11/09/2016	40.39
						rentres	1,832.00						
						resconce	-45.00						
						Total	**1,868.00**						
463	Incl200	750.00	noho9915	Bryan Cross	2,216.00	parking	200.00	650.00	0.00	04/21/2008	10/31/2016		27.41
						cable	81.00						
						rentres	2,180.00						
						Total	**2,461.00**						

Tuesday, September 27, 2016
12:16 PM

Page 33

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
464	Incl100	580.00	t0003091	Randall Frank III	1,979.00	cable	81.00	600.00	0.00	09/28/2015	09/27/2017		40.39
						rentres	1,832.00						
						Total	**1,913.00**						
465	Incl200	750.00	t0002788	Artem Koren	2,216.00	cable	81.00	600.00	0.00	03/11/2015	03/10/2017		52.56
						rentres	2,061.00						
						Total	**2,142.00**						
466	Incl200	750.00	t0003469	Steve Hayles	2,216.00	rentres	2,050.00	600.00	0.00	06/24/2016	06/23/2017		40.39
						cable	81.00						
						Total	**2,131.00**						
468	Incl300	930.00	t0002854	Francis Antonio	2,622.00	cable	81.00	600.00	0.00	04/09/2015	04/08/2017		40.39
						rentres	2,518.00						
						resconce	-143.00						
						Total	**2,456.00**						
470	Inca100	930.00	t0003085	Maria Rolim	2,662.00	cable	81.00	600.00	0.00	09/11/2015	09/10/2017		40.39
						rentres	2,604.00						
						Total	**2,685.00**						
471	Incl100	580.00	t0001778	Christopher Faville	1,979.00	cable	81.00	500.00	0.00	06/25/2013	06/26/2017		40.39
						rentres	1,834.00						
						Total	**1,915.00**						
472	Inca100	930.00	t0003288	Aminata Pankey	2,662.00	cable	81.00	600.00	0.00	02/25/2016	02/24/2017		39.36
						rentres	2,509.00						
						Total	**2,590.00**						
473	Incl100	580.00	t0003592	Joshua Allen	1,979.00	cable	81.00	600.00	0.00	08/09/2016	08/08/2017		22.91
						rentres	1,877.00						
						Total	**1,958.00**						
474	Inca100	930.00	t0003496	Sarah Ann Thomas	2,662.00	cable	81.00	600.00	0.00	06/05/2016	06/04/2017		52.56
						rentres	2,467.00						
						Total	**2,548.00**						
475	Incl200	750.00	t0002914	Inessa Alexandrova	2,216.00	cable	81.00	4,032.00	0.00	08/05/2015	08/04/2017		52.33
						rentres	2,091.00						

Tuesday, September 27, 2016
12:16 PM

Page 34

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	2,172.00						
476	Incl100	580.00	noho5887	Louis Houston	1,979.00	cable	81.00	500.00	0.00	04/01/2007	08/31/2017		40.39
						rentres	1,812.00						
						conceone	-125.00						
						Total	1,768.00						
477	Incl200	750.00	t0002967	Edward Von Bevern	2,216.00	cable	81.00	600.00	0.00	08/11/2015	08/10/2017		52.56
						rentres	2,091.00						
						conceone	-250.00						
						Total	1,922.00						
478	Incl100	580.00	t0003082	Nekesha Hamilton	1,979.00	cable	81.00	600.00	0.00	09/04/2015	09/03/2017		13.39
						rentres	1,885.00						
						Total	1,966.00						
479	Incl300	930.00	t0003474	Anita Shieh	2,622.00	cable	81.00	600.00	0.00	05/26/2016	05/25/2017		40.39
						rentres	2,440.00						
						Total	2,521.00						
480	Inca100	930.00	t0000220	Steven Fortuna	2,662.00	cable	81.00	500.00	0.00	09/01/2010	08/31/2017		32.56
						rentres	2,467.00						
						Total	2,548.00						
481	Incl200	750.00	t0001788	James Depietro	2,216.00	cable	81.00	500.00	0.00	07/16/2013	07/15/2017		40.39
						parking	50.00						
						rentres	2,075.00						
						Total	2,206.00						
482	Incl200	750.00	t0001985	Frank Cullen	2,216.00	cable	81.00	500.00	0.00	09/19/2013	09/18/2017		40.39
						insprem	14.00						
						rentres	2,010.00						
						Total	2,105.00						
483	Incl200	750.00	t0003540	John Kafka	2,216.00	cable	81.00	600.00	0.00	07/26/2016	07/25/2017		35.37
						rentres	2,050.00						
						Total	2,131.00						
484	Incl100	580.00	t0003211	Andrea Torassa	1,979.00	rentres	1,832.00	2,432.00	0.00	12/28/2015	12/27/2016		40.39

Tuesday, September 27, 2016
12:16 PM

Page 35

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						cable	81.00						
						resconce	-25.00						
						Total	**1,888.00**						
485	Incl200	750.00	t0003131	Maja Keres	2,216.00	cable	81.00	2,661.00	0.00	10/01/2015	09/30/2016		52.56
						resconce	-61.00						
						rentres	2,061.00						
						Total	**2,081.00**						
486	Incl100	580.00	t0002790	Takuya Sakaguchi	1,979.00	cable	81.00	2,275.00	0.00	02/23/2015	08/22/2017		52.56
						rentres	1,825.00						
						Total	**1,906.00**						
489	Incl200	750.00	t0003260	Caroline Garner	2,216.00	rentres	2,061.00	4,122.00	0.00	01/23/2016	01/22/2017		40.39
						resconce	-86.00						
						cable	81.00						
						Total	**2,056.00**						
490	Incl200	750.00	t0002764	Donovan Farwell	2,216.00	cable	81.00	600.00	0.00	02/11/2015	09/15/2016		0.00
						rentres	2,135.00						
						mtom	200.00						
						Total	**2,416.00**						
491	Incl200	750.00	t0003266	Oshin Pirijanian	2,216.00	cable	81.00	2,661.00	0.00	02/01/2016	01/31/2017		52.56
						resconce	-86.00						
						rentres	2,061.00						
						Total	**2,056.00**						
492	Incl200	750.00	t0001686	Alyssa Colby	2,216.00	cable	81.00	500.00	0.00	04/05/2013	04/04/2017		40.39
						rentres	2,111.00						
						resconce	-136.00						
						Total	**2,056.00**						
493	Inca100	930.00	t0002239	Margarita Volkovinskaya	2,662.00	cable	81.00	600.00	0.00	06/20/2014	06/19/2017		40.39
						rentres	2,488.00						
						Total	**2,569.00**						
494	Incl300	930.00	t0001382	Roy Burns	2,622.00	cable	81.00	500.00	0.00	08/11/2012	08/10/2017		52.56
						rentres	2,432.00						

Tuesday, September 27, 2016
12:16 PM

Page 36

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						conceone	-250.00						
						Total	**2,263.00**						
495	Incl200	750.00	t0001664	Gordon Sran	2,216.00	cable	81.00	2,238.00	0.00	02/28/2013	02/27/2017		52.56
						rentres	2,061.00						
						resconce	-129.00						
						Total	**2,013.00**						
496	Incl200	750.00	t0002893	Matthew Cone	2,216.00	cable	81.00	600.00	0.00	06/01/2015	05/31/2017		52.56
						rentres	2,111.00						
						resconce	-27.00						
						Total	**2,165.00**						
497	Incl200	750.00	t0002997	Hakop Gevorkyan	2,216.00	cable	81.00	4,032.00	0.00	09/09/2015	09/08/2017		-135.62
						rentres	2,075.00						
						mtom	200.00						
						Total	**2,356.00**						
Future Residents/Applicants													
248	Inca100	930.00	t0003729	Veronica Letelier	2,662.00		0.00	0.00	0.00	09/28/2016	09/27/2017		-45.00
						Total	**0.00**						
315	Incl200m	750.00	t0003710	Princess Brooks	1,401.00		0.00	0.00	0.00	09/27/2016	09/26/2017		0.00
						Total	**0.00**						
334	Incl300	930.00	t0003724	Candi Payne	2,597.00		0.00	0.00	0.00	09/28/2016	09/23/2017		-45.00
						Total	**0.00**						
340	Incl200	750.00	t0003734	Derek Mitchell	2,191.00		0.00	0.00	0.00	10/05/2016	10/04/2017		0.00
						Total	**0.00**						
371	Incl100m	580.00	t0003725	Gerry Garcia	1,230.00		0.00	0.00	0.00	09/29/2016	09/22/2017		0.00
						Total	**0.00**						
372	Inca100	930.00	t0003676	Raymond Morris	2,637.00		0.00	0.00	0.00	09/28/2016	09/23/2017		-45.00
						Total	**0.00**						
382	Incl200	750.00	t0003712	Jason Meadows	2,191.00		0.00	0.00	0.00	09/28/2016	09/09/2017		-45.00
						Total	**0.00**						

Tuesday, September 27, 2016
12:16 PM

Page 37

Rent Roll with Lease Charges

Lofts at NoHo Commons (noholfts)
As Of = 09/27/2016
Month Year = 09/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
387	Incl100	580.00	t0003747	Tajeshwar Mann	1,954.00		0.00	0.00	0.00	09/30/2016	09/29/2017		45.00
						Total	0.00						
			Total	Lofts at NoHo Commons(noholfts)	636,122.00		583,631.76	305,526.66	0.00				7,712.66

Summary Groups	Square Footage	Market Rent	Actual Rent	Security Deposit	Other Deposits	# Of Units	% Unit Occupancy	% Sqft Occupied	Balance
Current/Notice/Vacant Residents	224,755.00	636,122.00	583,631.76	305,526.66	0.00	292.00	94.17	94.04	7,847.66
Future Residents/Applicants	6,200.00	16,863.00	0.00	0.00	0.00	8.00			-135.00
Occupied Units	211,379.00	597,492.00				275	94.17	94.04	
Total Non Rev Units	750.00	2,191.00				1	0.34	0.35	
Total Vacant Units	12,626.00	36,439.00				16	5.47	5.63	
Totals:	**224,755.00**	**636,122.00**	**583,631.76**	**305,526.66**	**0.00**	**292**	**100.00**	**100.00**	**7,712.66**

Summary of Charges by Charge Code
(Current/Notice Residents Only)

Charge Code	Amount
cable	21,519.00
rentres	564,126.00
resconce	-9,455.00
petrent	1,570.00
parking	610.00
secdep	19,040.00
conceone	-17,375.24
mtom	3,233.00
insprem	364.00
petdep	1,000.00
eedisc	-1,000.00
Total	**583,631.76**

Tuesday, September 27, 2016
12:16 PM

EXHIBIT L
California Withholding Affidavit
[Attached hereto]

TAXABLE YEAR

2016 Real Estate Withholding Certificate

CALIFORNIA FORM

593-C

Part I – Seller/Transferor **Return this form to your escrow company.**

Name			SSN or ITIN
Spouse's/RDP's name (if jointly owned)			Spouse's/RDP's SSN or ITIN (if jointly owned)
Address (apt./ste., room, PO box, or PMB no.)			☐ FEIN ☐ CA Corp no. ☐ CA SOS file no.
City (If you have a foreign address, see instructions.)	State	ZIP code	Ownership percentage . %
Property address (if no street address, provide parcel number and county)			

To determine whether you qualify for a full or partial withholding exemption, check all boxes that apply to the property being sold or transferred. (See instructions)

Part II – Certifications which fully exempt the sale from withholding:

1. ☐ The property qualifies as the seller's/transferor's (or decedent's, if sold by the decedent's estate or trust) principal residence within the meaning of Internal Revenue Code (IRC) Section 121.
2. ☐ The seller/transferor (or decedent, if sold by the decedent's estate or trust) last used the property as the seller's/transferor's (decedent's) principal residence within the meaning of IRC Section 121 without regard to the two-year time period.
3. ☐ The seller/transferor has a loss or zero gain for California income tax purposes on this sale. To check this box you must complete Form 593-E, Real Estate Witholding-Computation of Estimated Gain or Loss, and have a loss or zero gain on line 16.
4. ☐ The property is being compulsorily or involuntarily converted and the seller/transferor intends to acquire property that is similar or related in service or use to qualify for nonrecognition of gain for California income tax purposes under IRC Section 1033.
5. ☐ The transfer qualifies for nonrecognition treatment under IRC Section 351 (transfer to a corporation controlled by the transferor) or IRC Section 721 (contribution to a partnership in exchange for a partnership interest).
6. ☐ The seller/transferor is a corporation (or a limited liability company (LLC) classified as a corporation for federal and California income tax purposes) that is either qualified through the California Secretary of State (SOS) or has a permanent place of business in California.
7. ☐ The seller/transferor is a California partnership or a partnership qualified to do business in California (or an LLC that is classified as a partnership for federal and California income tax purposes and is not a single member LLC that is disregarded for federal and California income tax purposes).
8. ☐ The seller/transferor is a tax-exempt entity under California or federal law.
9. ☐ The seller/transferor is an insurance company, individual retirement account, qualified pension/profit sharing plan, or charitable remainder trust.

Part III – Certifications that may partially or fully exempt the sale from withholding:

Real Estate Escrow Person (REEP): See instructions for amounts to withhold.

10. ☐ The transfer qualifies as a simultaneous like-kind exchange within the meaning of IRC Section 1031.
11. ☐ The transfer qualifies as a deferred like-kind exchange within the meaning of IRC Section 1031.
12. ☐ The transfer of this property is an installment sale where the buyer/transferee is required to withhold on the principal portion of each installment payment. Copies of Form 593-I, Real Estate Withholding Installment Sale Acknowledgement, and the promissory note are attached.

Seller/Transferor Signature

To learn about your privacy rights, how we may use your information, and the consequences for not providing the requested information, go to **ftb.ca.gov** and search for **privacy notice**. To request this notice by mail, call 800.852.5711.

Under penalties of perjury, I hereby certify that the information provided above is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent. I understand that I must retain this form in my records for 5 years and that the Franchise Tax Board may review relevant escrow documents to ensure withholding compliance. Completing this form does **not** exempt me from filing a California income or franchise tax return to report this sale.

Seller's/Transferor's Name and Title________________ Seller's/Transferor's Signature________________ Date__________

Spouse's/RDP's Name________________ Spouse's/RDP's Signature________________ Date__________

Seller/ Transferor

If you checked any box in Part II, you are exempt from real estate withholding.

If you checked any box in Part III, you may qualify for a partial or complete withholding exemption.

Except as to an installment sale, if the seller/transferor did not check any box in Part II or Part III of Form 593-C, the withholding will be $3^1/3\%$ (.0333) of the total sales price or the optional gain on sale withholding amount from line 5 of Form 593, Real Estate Withholding Tax Statement. If the seller/transferor does not return the completed Form 593 and Form 593-C by the close of escrow, the withholding will be $3^1/3\%$ (.0333) of the total sales price, unless the type of transaction is an installment sale. If the transaction is an installment sale, the withholding will be $3^1/3\%$ (.0333) of the first installment payment.

If you are withheld upon, the withholding agent should give you one copy of Form 593. Attach a copy to the lower front of your California income tax return and make a copy for your records.

7131163 Form 593-C C2 2015

EXHIBIT M
Declarant Assignment

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

SKLAR KIRSH, LLP
1880 Century Park East, Suite 300
Los Angeles, California 90067
Attn:    Andrew T. Kirsh, Esq.

Space above line for recorder’s use.

ASSIGNMENT OF DECLARANT’S RIGHTS UNDER SECOND AMENDED AND RESTATED DECLARATION AND ESTABLISHMENT OF COVENANTS, CONDITIONS, RESTRICTIONS AND GRANT OF EASEMENTS
THIS ASSIGNMENT OF DECLARANT’S RIGHTS UNDER SECOND AMENDED AND RESTATED DECLARATION AND ESTABLISHMENT OF COVENANTS, CONDITIONS, RESTRICTIONS AND GRANT OF EASEMENTS (this “Assignment”) is made as of the ___ day of ___________, 2016 (the “Effective Date”), by REDROCK NOHO RESIDENTIAL, LLC, a Delaware limited liability company (“Assignor”), in favor of NOHO COMMONS PACIFIC OWNER LLC, a Delaware limited liability company (“Assignee”).
RECITALS

A.
Assignor is the Declarant under that certain Second Amended and Restated Declaration and Establishment of Covenants, Conditions, Restrictions and Grant of Easements (the “Declaration”) recorded on January 20, 2015, in the Official Records of Los Angeles County, California (“the “Official Records”), as Instrument No. 20150061853.

B.
Assignor is the owner of certain land and improvements located in the County of Los Angeles, State of California, as more particularly described in Exhibit A attached hereto and made a part hereof (the “Property”).

C.
Assignor is simultaneously herewith conveying the Property to Assignee, pursuant to that certain Sale, Purchase and Escrow Agreement dated effective as of __________, 2016 ([as subsequently amended and assigned to date,] the “Purchase Agreement”).

D.	The Declaration affects the Property.

E.	Assignor wishes to assign any and all of its rights under the Declaration to Assignee in connection with the conveyance of the Property, and Assignee wishes to accept such assignment.

ASSIGNMENT
NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

1.
Assignment. Assignor hereby expressly sells, transfers, assigns and conveys to Assignee any and all of the rights, responsibilities and obligations of Declarant under the Declaration including, without limitation, the power and authority to perform all acts of Declarant under the Declaration.

2.
Assumption. Assignee agrees to assume, discharge and be bound by, in accordance with the terms of the Declaration, all of the responsibilities and obligations of Declarant under the Declaration, accruing upon and after the Effective Date, and Assignor shall have no further liability under the Declaration from and after the Effective Date.

3.	Recordation. This Assignment may be recorded in the Official Records and shall serve as the express written assignment required by Section 1.6 of the Declaration.

4.	No Warranties. This Assignment is made without representations or warranties, express or implied, of any kind or nature.

5.	Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the Effective Date.
ASSIGNOR:
REDROCK NOHO RESIDENTIAL, LLC,
a Delaware limited liability company
By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member
By:    Redwood Partners, Inc.,
a California corporation,
its manager
By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of Los Angeles

On ________________, 2016, before me, ______________________, Notary Public, personally appeared ____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:
Signature of Notary Public

(Notary Seal)

ASSIGNEE:
NOHO COMMONS PACIFIC OWNER LLC,
a Delaware limited liability company

By:
Name:
Title:

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California    )
County of Los Angeles    )

On ________________, 2016, before me, ______________________, Notary Public, personally appeared ____________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature:
Signature of Notary Public

(Notary Seal)

EXHIBIT “A”
THE LAND SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND DESCRIBED AS FOLLOWS:
PARCEL 1:
PARCEL B OF PARCEL MAP L.A. NO. 2002-6231, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 340 PAGES 78 to 80 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS AMENDED BY A CERTIFICATE OF CORRECTION RECORDED APRIL 24, 2009 AS INSTRUMENT NO. 2009-0604533 OF OFFICIAL RECORDS.
EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOT 25 OF BLOCK 6 OF LANKERSHIM, AS PER MAP RECORDED IN BOOK 16 PAGES 114 AND 115 OF MAPS, IN THE OFFICE OF THE LOS ANGELES COUNTY RECORDER, ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, BUT WITHOUT ANY RIGHT TO PENETRATE, USE OR DISTURB SAID PROPERTY WITHIN 500 FEET OF THE SURFACE THEREOF, AS EXCEPTED AND RESERVED IN DEED RECORDED SEPTEMBER 10, 1986 AS INSTRUMENT NO. 86-1190583, OFFICIAL RECORDS.
ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOT 27 OF SAID BLOCK 6 OF SAID LANKERSHIM ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER ALL OF THE ABOVE DESCRIBED REAL PROPERTY, BUT WITHOUT ANY RIGHT TO PENETRATE, USE OR DISTURB SAID PROPERTY WITHIN 500 FEET OF THE SURFACE THEREOF, AS EXCEPTED AND RESERVED BY DAVID FEIGIN, ET AL, IN A DEED RECORDED ON MAY 26, 1989, AS INSTRUMENT NO. 89-854239 OFFICIAL RECORDS.
ALSO EXCEPT FROM THAT PORTION OF SAID LAND LYING WITHIN LOTS 20, 21 AND 22 IN SAID BLOCK 6 OF SAID LANKERSHIM ALL OIL, GAS, WATER, AND MINERAL RIGHTS NOW VESTED IN THE CITY OF LOS ANGELES WITHOUT, HOWEVER, THE RIGHT TO USE THE SURFACE OF SAID LAND OR ANY PORTION THEREOF TO A DEPTH OF 500 FEET BELOW THE SURFACE, FOR THE EXTRACTION OF SUCH OIL, GAS, WATER AND MINERALS, AS EXCEPTED AND RESERVED BY THE CITY OF LOS ANGELES RECORDED APRIL 12, 2004 AS INSTRUMENT NO. 04-0870960 OF OFFICIAL RECORDS.
PARCEL 2:
A NON-EXCLUSIVE EASEMENT AS PROVIDED IN THAT CERTAIN SECOND AMENDED AND RESTATED DECLARATION AND ESTABLISHMENT OF COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANT OF EASEMENTS, RECORDED JANUARY 20, 2015 AS INSTRUMENT NO. 2015-0061853 OF OFFICIAL RECORDS (THE “DECLARATION”), FOR INGRESS AND EGRESS IN, ON, OVER, ACROSS AND THROUGH THAT PORTION OF THE

NOHO ALLEY (AS DEFINED IN THE DECLARATION) LOCATED WITHIN PARCEL “A” OF SAID PARCEL MAP L.A. NO. 2002-6231.
APN: 2350-015-115

Exhibit N
Residential Estoppel

ESTOPPEL CERTIFICATE
This ESTOPPEL CERTIFICATE (this “Certificate”), is made with the knowledge that [NoHo Commons Pacific Owner LLC, a Delaware limited liability company], and/or its assignee (“Buyer”), is relying on it in connection with its acquisition of the real property and improvements located at 11136 Chandler Blvd, North Hollywood, CA 91601 (the “Property”), which is subject to the CC&Rs (as defined below), and, in connection therewith, Buyer and its successors, assigns and lenders (if any) (collectively, the “Beneficiaries”) may rely on this Certificate for all purposes.
The undersigned does hereby certify to the Beneficiaries and to each of them, that the following statements are true, correct and complete as of the date hereof:
1.    The Property is subject to that certain the Second Amended and Restated Declaration and Establishment of Covenants, Conditions and Restrictions and Grant of Easements dated as of December 31, 2014, made by Redrock Noho Retail, LLC, a Delaware limited liability company (“NoHo Retail”), and Redrock Noho Residential, LLC, a Delaware limited liability company, as declarant (“Seller”), recorded in the Official Records, Los Angeles County (the “Official Records”), on January 20, 2015 as Instrument No. 20150061853 (the “CC&Rs”). A true, correct and complete copy of the CC&Rs are attached hereto as Exhibit A, and by this reference incorporated herein. Any and all terms used in this Certificate and not herein defined shall have the meanings ascribed to them in the CC&Rs.
2.    The undersigned is the Declarant under the CC&Rs.
3.    The undersigned is the “manager” in accordance with Section 8.5 of the CC&Rs.
4.    The CC&Rs are in full force and effect and, except as set forth on Exhibit A, there have been no amendments, modifications, supplements or revisions thereto.
5.    No event of default, by the undersigned or, to the knowledge of undersigned, Retail Owner exists under the CC&Rs and the undersigned has no knowledge of any facts or circumstances which, with the giving of notice, the lapse of time, or both, would constitute a default by either the undersigned or Retail Owner thereunder.
6.    The undersigned is duly authorized to execute and deliver this Certificate.

[Remainder of Page Intentionally Left Blank]
[Signatures Set Forth on Following Page]

Executed as of the __ day of ____________, 2016.

REDROCK NOHO RESIDENTIAL, LLC,
a Delaware limited liability company

By:    Redrock NoHo, LLC,
a Delaware limited liability company,
its sole member

By:    Redwood Partners, Inc.,
a California corporation,
its Manager

By:
Name:
Its:

Exhibit A
CC&Rs

[See Attached]

Schedule 1.2
Domain Names

Schedule 5.1.7
Construction Defect Documenation
[Attached hereto]

RedRock NoHo Residential, LLC
v.
Hill Contracting Group, et al.

CLOSEOUT BINDER - INDEX

TAB #	DATE	DESCRIPTION
1.	8/4/2010	Letter from D. McPherson to insurance carriers and Hill Contracting Group-Icon Builders, Joint Venture regarding construction defects
2.	12/02/2010	RedRock NoHo Residential LLC’s Complaint
3.	6/29/2012	Hill Contracting Group and Hill Contracting Group-Icon Builders’ First Amended Cross-Complaint
	10/26/2012	Hill Contracting Group and Hill Contracting Group-Icon Builders’ ROE Amendment to Cross-Complaint
4.	8/8/2012	Defect List
5.	1/25/2012	Repair List
6.	7/30/2013	WJE Final Report
7.	8/1/2013	John Duntemann Supplemental Report to WJE’s Exterior Enclosure Defect Report
8.	12/26/2013	Request for Dismissal of Complaint
9.	12/26/2013	Request for Dismissal of Cross-Complaint of Hill Contracting Group
10.	1/10/2014	Request for Dismissal of Cross-Complaint of Hill Contracting Group-Icon Builders
11.	4/26/2013	Permit Set of Drawings
12.	7/18/2013	Adapt's Podium Level Slab Strip Revised Design Loads
13.	Various	Hopkins Contracts (repair contracts and invoices)
14.	3/18/2014	Ace Restoration & Waterproofing, Inc.'s Contract
15.	4/2/2014	NoHo Closeout CD (with attached index)

SCHEDULE 11.1.9
Litigation/Administrative Proceedings
[Attached hereto]

Pending Litigation -
The Lofts at Noho Commons
1.    HUD Administrative Complaints
Each of the following complaints alleges disability discrimination and failure to accommodate by providing the complainant with an accessible apartment. Each of the complainants is of limited income, and requires an apartment in the affordable housing program. The first two (Burns and Stansell) are not on the affordable housing waitlist, which is closed. The last (Ling) is on the waitlist, and was offered an affordable apartment at one time, but rejected it because of its size.
Each of these three is under investigation by HUD to determine whether there is cause to believe any unlawful discrimination has occurred.
Patrick Burns v. Redrock Noho Residential, LLC
HUD Case No. 09-13-0139-8
Daniel Stansell v. Redrock Noho Residential, LLC
HUD Case No. 09-13-0685-8
Mei Ling v. Redrock Noho Residential LLC
HUD Case No. 09-13-0686-8
(Note: This is the second administrative complaint filed by Ling against the Lofts. The first was dismissed with “no cause” by HUD. The current complaint was filed - with identical allegations - after Ling’s federal court litigation on the same subject was dismissed by summary judgment; see Ling v. City of Los Angeles, below.)
7/26/16 Update: I have heard nothing further from HUD on these complaints. I understand they are still pending with HUD, and HUD considers them “open” investigations, but nothing is happening on them with regard to anything the Respondents must do.
2. Federal Court Litigation
Mei Ling v. City of Los Angeles, Redrock Noho Residential, LLC et al.
Docket No. 2:11-cv-07774 (C.D. CA)
on appeal as:
Mei Ling v. City of Los Angeles, Redrock Noho Residential, LLC et al.
Docket No. 12-57263 (9th Cir.)
In this lawsuit, Ling alleges that Redrock failed to reasonably accommodate her disability by providing her a one-bedroom apartment at the Lofts. Ling is of limited income, and only qualifies for the “affordable” units at the Lofts. The designated “affordable” units at this property are all studio units; the only one bedroom plan is only available as a market rate unit. Ling requests that she be offered a one bedroom unit at the affordable rate.

The United States District Court for the Central District of California granted summary judgment on all of Ling’s claims in November 2012. Ling appealed to the Ninth Circuit Court of Appeals. Briefing has been complete in the Ninth Circuit since February 2014, and oral argument on the appeal is scheduled for February 4, 2015.
7/26/16 Update: The Ninth Circuit Court of Appeals affirmed the grant of summary judgment by order of March 5, 2015. No further appeal was taken by Ling, and the matter is closed.
Independent Living Center et al. v. City of Los Angeles, Redrock Noho Residential, LLC et al.
Docket No. 2:12-cv-00551-FMO-PJW (C.D. CA)
This lawsuit was filed in 2012 by three different disabled advocacy groups. The advocacy groups allege that the City of Los Angeles did not ensure that its receipt and use of federal funds complied with the obligations of Section 504 of the Rehabilitation Act. In particular, the advocacy groups allege the City failed to ensure funds used for construction and renovation of housing included adequate provision of housing accessible for people with disabilities.
The plaintiffs in this action have named 61 owners of housing that allegedly received City funds for construction or renovation as “necessary” parties, meaning they are necessary to obtain full resolution of the complaint. Specifically, the plaintiffs named the Owner Defendants (Redrock Noho Residential, LLC is one) to ensure that the Court could order physical modifications to the properties as necessary.
The Owner Defendants have made substantial efforts to achieve settlement as to their participation in the case. The Plaintiffs are not seeking any monetary relief from the Owner Defendants, and the City’s cross-claims against the Owner Defendants were dismissed by the Court. On January 21, 2015, the Court entered a 90 day stay of the litigation on representations from the plaintiffs and the City that they intended to engage in substantive, global settlement negotiations. The Owner Defendants will participate in those negotiations.
7/26/16 Update: I do not represent the Lofts at Noho Commons in this litigation; Bill Goines from Greenburg Traurig is insurance defense counsel. However, I have been in close contact with Bill, and I do represent other Owner Defendants in this action. In July 2015, the Plaintiffs announced they had reached settlement with the City that needed to be approved by the Mayor and City Council, then the Court. That approval is pending.
Under the settlement, the City would provide funds to reach a target goal of a certain number of accessible units over a ten year period, and would require all properties it funds to adopt and implement certain policies and procedures. However, 22 properties were specifically excluded from the settlement because of the involvement of the CRA, and Lofts at Noho is one of those properties. The litigation continues against the CRA, and the outcome for the Lofts at Noho Commons is presumed to be essentially the same as for the other Owner Defendants.

SCHEDULE 11.1.11
Lease Disclosures
[Attached hereto]

Page 1

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month
112	Inlw1000	t0003497	Phillip Chbeeb	06/11/2016	06/11/2016 *	0.00	0.00	0.00		12	3,600.00	3,600.00	0.00
113	Inclw900	t0000927	Heather Garrell	12/29/2011	06/17/2016 *	-5,209.00	0.00	0.00	01/31/2014	12	3,975.00	3,975.00	0.00
114	Inclw100	t0003268	Molly Sarfati	01/22/2016	01/22/2016 *	0.00	0.00	0.00		12	2,250.00	2,250.00	0.00
115	Inclw100	t0002032	Russell Harris Event Group	10/31/2013	10/31/2015	-3,644.26	-52.26	0.00	10/30/2015	12	2,350.00	2,350.00	0.00
116	Inlw1100	t0002699	Movement Lifestyle, LLC	12/27/2014	12/27/2015 *	-7,126.39	-2,170.39	-431.48	12/26/2016	12	3,679.00	3,679.00	-152.00
124	Inclw500	t0002698	Movement Lifestyle, LLC	12/19/2014	12/19/2015 *	-10,110.97	-4,014.97	-800.00	12/18/2016	12	2,930.00	2,930.00	-310.00
125	Inclw300	t0001707	Deborah Tropp	04/16/2013	04/16/2016 *	-4,017.00	0.00	0.00	04/15/2015	12	2,597.00	2,597.00	0.00
125A	Inclw200	t0000155	Randolph Emata	07/12/2010	08/01/2016	-21,577.00	0.00	0.00	07/31/2015	12	2,495.00	2,472.00	0.00
126	Inclw600	t0003177	Davit Mnatsakanyan	11/20/2015	11/20/2015 *	0.00	0.00	0.00		12	3,040.00	3,040.00	0.00
127	Inclw400	t0003735	Matthew Steffanina	09/21/2016	09/21/2016 *	0.00	0.00	0.00		12	3,478.00	3,280.00	-1,640.00
128	Inclw700	t0003238	Jeffrey Parshley	01/29/2016	01/29/2016 *	0.00	0.00	0.00		12	3,450.00	3,450.00	0.00
129	Inclw800	t0002807	Dominic Sandoval	03/09/2015	03/09/2015 *	-3,720.00	-3,720.00	0.00	03/08/2016	12	3,338.00	3,338.00	0.00
131	Inlw1300	t0001542	Dinah McLean	11/15/2012	11/15/2015 *	-6,798.00	0.00	0.00	11/14/2014	12	4,348.00	4,348.00	0.00
201	Incl100	t0003554	Nicholas Sayegh	07/14/2016	07/14/2016 *	0.00	0.00	0.00		12	1,979.00	1,799.00	0.00
202	Inca100	t0003468	Juventino Santizo	06/03/2016	06/03/2016 *	0.00	0.00	0.00		12	2,662.00	2,509.00	0.00
204	Incl300	noho9895	Spears Management Inc.	12/03/2008	12/01/2015	-14,106.00	0.00	0.00	11/30/2015	12	2,622.00	2,498.00	0.00
205	Inca100	t0002756	Carlos Roberto Fabre	02/07/2015	08/07/2016 *	-2,776.55	-7.55	0.00	08/06/2016	12	2,662.00	2,605.00	0.00
206	Incl200	t0000558	Dianne Quirante	05/10/2011	05/10/2016 *	-4,369.84	-16.84	0.00	05/09/2016	12	2,216.00	2,010.00	0.00
207	Incl300	t0002186	Kevin Roberts	04/27/2014	01/09/2016 *	-3,375.71	-126.71	0.00	01/08/2017	12	2,622.00	2,473.00	-8.00
208	Incl200	t0003135	Toltec Inc.	10/11/2015	10/11/2015 *	-366.65	-366.65	0.00	04/10/2016	6	2,216.00	2,111.00	0.00
209	Incl200l	noho8289	Curt Botelho	05/01/2008	05/01/2008	0.00	0.00	0.00		12	631.00	631.00	0.00
210	Incl100	t0003601	Hillary Hayman	07/29/2016	07/29/2016 *	0.00	0.00	0.00		6	1,979.00	1,825.00	0.00
211	Incl200	t0002342	Kelley Bowman	07/15/2014	07/15/2016 *	-2,514.39	-38.39	0.00	07/14/2016	6	2,216.00	2,120.00	0.00
212	Incl100	t0002447	Michael Garza	09/09/2014	09/09/2016 *	-78.00	0.00	0.00	09/08/2015	12	1,979.00	1,895.00	0.00
213	Incl100	t0001521	Michael Buono	12/07/2012	02/02/2016 *	-1,912.07	-0.07	0.00	02/01/2016	12	1,979.00	1,845.00	0.00
214	Incl100	t0001401	Joshua Lynch	08/18/2012	09/01/2016	-3,452.10	0.00	0.00	08/17/2016	3	1,979.00	1,945.00	0.00
215	Inl200vl	noho8957	Jonathan Tsalyuk	04/01/2008	04/01/2008	0.00	0.00	0.00		12	618.00	618.00	0.00
216	Incl200	t0002165	Michael Crosley	03/15/2014	03/15/2016 *	-2,452.10	-315.10	0.00	03/14/2017	12	2,216.00	2,061.00	-24.00
217	Incl100	t0003335	James Franzo	03/14/2016	03/14/2016 *	-540.00	-540.00	0.00	03/13/2017	12	1,979.00	1,877.00	-45.00
218	Inca100	t0001792	Blake Purdy	06/27/2013	06/27/2016 *	-9,376.47	-120.47	0.00	06/26/2016	12	2,662.00	2,451.00	0.00
219	Incl100l	t0001618	Paula Anim	01/31/2013	01/31/2013	0.00	0.00	0.00		12	659.00	659.00	0.00
220	Incl300	t0003422	Amanda Temple	05/02/2016	05/02/2016 *	0.00	0.00	0.00		12	2,622.00	2,395.00	0.00
221	Incl200m	t0000262	Sandy Medof	10/10/2010	10/10/2010 *	0.00	0.00	0.00		12	1,396.00	1,396.00	0.00
222	Incl200	t0000333	Andrew Lang	11/19/2010	05/01/2016	-19,668.20	0.00	0.00	04/30/2016	6	2,216.00	2,015.00	0.00
223	Incl200	t0000353	Pia Alvendia	12/29/2010	01/01/2016	-17,250.00	-1,644.00	-311.00	12/31/2016	12	2,216.00	2,061.00	-137.00
224	Incl200	t0003529	Thomas Sims IV	07/06/2016	07/06/2016 *	0.00	0.00	0.00		12	2,216.00	2,025.00	0.00
226	Incl100	t0001987	David Dorion	10/25/2013	08/25/2016 *	-2,492.84	-34.84	0.00	08/24/2016	6	1,979.00	1,967.00	0.00

Tuesday, September 27, 2016
12:58 PM

Page 2

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month
227	Inl100vl	t0002794	Pierre Lartigue	03/02/2015	03/02/2015 *	0.00	0.00	0.00		12	550.00	550.00	0.00
228	Incl100	t0003584	Andrew Stelle	08/04/2016	08/04/2016 *	0.00	0.00	0.00		12	1,979.00	1,877.00	0.00
229	Incl100	t0003081	Jacquon Evans	09/06/2015	09/06/2016 *	-304.17	-4.17	0.00	09/05/2016	12	1,979.00	1,882.00	-4.17
230	Incl200	t0002348	Kelsey Osborne	07/18/2014	07/18/2016 *	-2,522.61	-46.61	0.00	07/17/2016	12	2,216.00	2,045.00	0.00
231	Incl200	t0000177	Puimond Yee	08/08/2010	08/01/2016	-16,062.00	0.00	0.00	07/31/2016	12	2,216.00	1,982.00	0.00
232	Incl200	t0003298	Dione Scott	02/12/2016	02/12/2016 *	-1,994.24	-1,994.24	0.00	02/11/2017	12	2,216.00	2,061.00	-166.00
233	Inca100	t0003166	John Grande	10/31/2015	10/31/2015	0.00	0.00	0.00		12	2,662.00	2,509.00	0.00
234	Incl300	t0003401	Mishou Sanchez	04/22/2016	04/22/2016 *	0.00	0.00	0.00		12	2,622.00	2,240.00	0.00
235	Inca100	t0003351	Blake McGrath	03/31/2016	07/18/2016 *	-300.00	0.00	0.00	06/30/2016	6	2,662.00	2,614.00	0.00
236	Incl100	t0003688	Daniel Buckley	09/02/2016	09/02/2016 *	0.00	0.00	0.00		12	1,979.00	1,845.00	-1,000.00
237	Incl300l	t0002907	Patricia Colbert	06/01/2015	06/01/2015	0.00	0.00	0.00		12	1,004.00	1,139.00	0.00
238	Incl100	t0002745	Thomas Boyd	01/31/2015	01/31/2016	-1,368.19	-1,068.19	-348.00	01/30/2017	12	1,979.00	1,832.00	-87.00
239	Incl200	t0002040	Rachel Pikus	10/26/2013	10/26/2015 *	-5,277.00	-1,852.00	-117.74	10/25/2016	12	2,216.00	2,061.00	-146.00
240	Incl200	t0002422	Christopher O'Connell	08/27/2014	08/27/2016 *	-3,245.10	-93.10	0.00	08/26/2016	6	2,216.00	2,113.00	0.00
241	Incl200	t0003271	Alexis Forchette	02/01/2016	02/01/2016	-732.00	-732.00	0.00	01/31/2017	12	2,216.00	2,061.00	-61.00
242	Incl200	t0003361	Andrew Reming	03/31/2016	03/31/2016	-1,332.00	-1,332.00	0.00	03/30/2017	12	2,216.00	2,111.00	-111.00
243	Incl200l	noho4798	Lev Kruglov	08/01/2008	08/01/2008	0.00	0.00	0.00		12	748.00	748.00	0.00
244	Incl300	t0002992	Sean Faris	08/13/2015	08/13/2016 *	-532.65	-16.65	0.00	08/12/2016	12	2,622.00	2,540.00	0.00
245	Incl100l	noho5744	Mary Jacobson	06/07/2007	06/07/2007 *	0.00	0.00	0.00		11	659.00	659.00	0.00
246	Incl300	t0003426	Jamila Harris	05/08/2016	05/08/2016 *	0.00	0.00	0.00		12	2,622.00	2,370.00	0.00
247	Incl100	t0001713	Daisy Espinoza	04/23/2013	04/23/2016 *	-3,072.80	-462.80	0.00	04/22/2017	12	1,979.00	1,832.00	-36.00
249	Incl100	t0002257	Brett Pawlak	06/17/2014	12/17/2015 *	-800.00	-16.00	0.00	12/16/2015	12	1,979.00	1,882.00	0.00
250	Inca100	t0003562	Katrina Jackson	07/28/2016	07/28/2016 *	0.00	0.00	0.00		12	2,662.00	2,450.00	0.00
251	Incl100	t0002760	Raquel Adriano	02/11/2015	02/11/2016 *	-300.31	-300.31	0.00	02/10/2017	12	1,979.00	1,832.00	-25.00
252	Incl200	t0002394	Bryan Thompson	08/03/2014	08/03/2016 *	-2,845.48	-5.48	0.00	08/02/2016	12	2,216.00	2,066.00	-250.00
253	Incl200	t0000679	Kelly Vernon	06/15/2011	06/15/2016 *	-15,499.60	-76.53	0.00	06/14/2016	12	2,216.00	1,922.00	0.00
254	Incl100	t0003571	Esteban Jimenez	07/30/2016	07/30/2016 *	-96.77	-96.77	0.00	07/31/2016	12	1,979.00	1,877.00	0.00
255	Incl200	t0002660	Ernesto Lozano Gomez	01/04/2015	01/04/2016 *	-1,359.58	-915.58	0.00	01/03/2017	12	2,216.00	2,061.00	-76.00
256	Incl100	t0001890	Marvin Williams	08/04/2013	04/04/2016 *	-2,987.90	-510.90	-256.20	04/03/2017	12	1,979.00	1,877.00	-42.00
257	Incl300	t0000258	David Nitzsche	12/07/2013	12/07/2015 *	-8,734.16	-2,275.16	-408.00	12/06/2016	12	2,622.00	2,473.00	-186.00
258	Inca100	t0001498	Kyle Hanagami	10/30/2012	10/30/2015 *	-13,114.84	-2,607.84	-186.16	10/29/2016	12	2,662.00	2,509.00	-199.00
259	Inca100	t0003171	Kamilah Newland	11/06/2015	11/06/2015 *	-600.00	-600.00	0.00	11/05/2016	12	2,662.00	2,509.00	-50.00
260	Incl300	t0003168	Krystal Richardson	11/06/2015	11/06/2015 *	0.00	0.00	0.00		12	2,622.00	2,473.00	0.00
261	Incl200m	noho823	Kristie McLean	01/03/2009	01/03/2009 *	0.00	0.00	0.00		12	1,396.00	1,396.00	0.00
262	Incl100m	t0003079	Ereka Scales	10/08/2015	10/08/2015 *	0.00	0.00	0.00		12	1,346.00	1,230.00	0.00
263	Incl200l	noho1247	Tavarrise Smith	06/20/2008	06/20/2008 *	0.00	0.00	0.00		12	748.00	748.00	0.00
264	Incl100	t0003690	Christopher Lamanna	09/14/2016	09/14/2016 *	0.00	0.00	0.00		12	1,979.00	1,877.00	-1,000.00
265	Incl200	t0003149	Alyssa Woods	10/31/2015	10/31/2015	-732.00	-732.00	0.00	10/30/2016	12	2,216.00	2,061.00	-61.00

Tuesday, September 27, 2016
12:58 PM

Page 3

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month
266	Incl200	noho3384	James Costello	03/06/2009	04/01/2016	-22,116.00	-1,980.00	-990.00	03/31/2017	12	2,216.00	2,061.00	-165.00
267	Incl100	t0002819	Theresa Sivard	03/09/2015	03/09/2016 *	-220.65	-4.65	0.00	03/08/2016	12	1,979.00	1,862.00	0.00
268	Incl300	t0003311	Melissa Armstrong	02/26/2016	02/26/2016 *	-938.40	-938.40	0.00	02/25/2017	12	2,622.00	2,473.00	-78.00
269	Inl100vl	t0000051	Aleksandr Puzanov	04/15/2010	04/15/2010 *	0.00	0.00	0.00		12	546.00	546.00	0.00
270	Inca100	t0002716	Jordan Darian	01/25/2015	01/25/2016 *	-4,758.97	-2,418.97	-713.32	01/24/2017	12	2,662.00	2,509.00	-189.00
271	Incl100	t0003223	Maria Enriquez	12/21/2015	12/21/2015 *	-300.00	-300.00	0.00	12/20/2016	12	1,979.00	1,832.00	-25.00
272	Inca100	t0002561	Christopher Menard	09/29/2014	09/29/2015 *	-4,356.67	-1,416.67	0.00	09/28/2016	12	2,662.00	2,465.00	-92.40
273	Incl100	t0003301	Alexis Juliano	02/26/2016	02/26/2016 *	0.00	0.00	0.00		12	1,979.00	1,832.00	0.00
274	Inca100	t0003315	Shayna Roseman	02/26/2016	02/26/2016 *	-1,371.51	-1,371.51	0.00	02/25/2017	12	2,662.00	2,509.00	-114.00
275	Incl200	t0002339	Daniel Beaton	07/26/2014	07/26/2016 *	-2,672.61	-76.61	0.00	07/25/2016	12	2,216.00	2,045.00	0.00
276	Incl100	t0001794	Megan Lynch	07/13/2013	07/13/2016 *	-1,854.35	-19.35	0.00	07/12/2016	12	1,979.00	1,827.00	0.00
277	Incl200	t0003033	Christopher Edgar	09/01/2015	09/01/2016	-732.00	0.00	0.00	08/31/2016	12	2,216.00	2,120.00	0.00
278	Incl100	t0003057	Noel Nightingale	08/31/2015	03/01/2016	0.00	0.00	0.00		12	1,979.00	1,987.00	0.00
279	Incl300	t0002816	Andrew Michael Kantor	03/18/2015	03/18/2016 *	-3,794.71	-1,634.71	-502.38	03/17/2017	12	2,622.00	2,473.00	-128.00
280	Inca100	t0003329	Andrew Darrigo	03/01/2016	03/01/2016	-300.00	-300.00	0.00	02/28/2017	12	2,662.00	2,509.00	-25.00
281	Incl200	t0002627	Milena Bray	11/17/2014	11/17/2015 *	-895.73	-451.73	-55.20	11/16/2016	12	2,216.00	2,061.00	-36.00
282	Incl200	t0002961	Davis Brimberg	06/29/2015	06/29/2016 *	-788.93	-56.93	0.00	06/28/2016	12	2,216.00	2,065.00	0.00
283	Incl200	t0003198	Jade Sarfati	11/29/2015	11/29/2015 *	-1,032.00	-1,032.00	0.00	11/28/2016	12	2,216.00	2,061.00	-86.00
284	Incl100	t0003565	Nicoleta Pintea	07/20/2016	07/20/2016 *	0.00	0.00	0.00		3	1,979.00	1,799.00	0.00
285	Incl200l	noho5782	Kimberly Cox	06/30/2007	06/30/2007	0.00	0.00	0.00		12	748.00	748.00	0.00
286	Incl100	t0002460	Lisa Gilmore	10/13/2014	10/13/2015 *	-914.32	-842.32	-27.10	10/12/2016	12	1,979.00	1,832.00	-70.00
287	Incl100	t0003129	Thomas Kijas	11/10/2015	11/10/2015 *	-300.00	-300.00	0.00	11/09/2016	12	1,979.00	1,832.00	-25.00
288	Incl100	t0003623	Aradhna Singh	08/05/2016	08/05/2016 *	0.00	0.00	0.00		12	1,979.00	1,877.00	0.00
289	Incl200	t0003588	Danai Sroythong	08/10/2016	08/10/2016 *	-709.68	-709.68	0.00	08/31/2016	12	2,216.00	2,025.00	0.00
290	Incl200	t0003199	Jacob Barrett	12/23/2015	12/23/2015 *	-1,032.00	-1,032.00	0.00	12/22/2016	12	2,216.00	2,061.00	-86.00
291	Incl200	t0001458	Patrick Skoglund	09/05/2012	09/05/2015 *	-3,940.07	-228.07	0.00	04/04/2016	12	2,216.00	2,111.00	0.00
292	Incl200	t0002349	Abdallah Anwar	07/18/2014	07/18/2014 *	-1,344.00	-1,344.00	0.00	07/17/2015	12	2,216.00	2,016.00	0.00
301	Incl100	t0003356	Bennett Lacy	03/26/2016	03/26/2016 *	-156.00	-156.00	0.00	03/25/2017	12	1,954.00	1,852.00	-13.00
302	Inca100	t0003402	Christopher Martinez	04/22/2016	04/22/2016 *	0.00	0.00	0.00		12	2,637.00	2,425.00	0.00
303	Incl100	t0002109	Morgan Stump	01/24/2014	01/24/2016 *	-1,895.23	-529.23	0.00	01/23/2017	12	1,954.00	1,807.00	-42.00
304	Incl300	t0003687	Hisham Ammar	09/03/2016	09/03/2016 *	0.00	0.00	0.00		12	2,597.00	2,319.00	-1,000.00
305	Inca100	t0003398	Oscar Martinez-Sanchez	04/15/2016	04/15/2016 *	0.00	0.00	0.00		12	2,637.00	2,260.00	0.00
306	Incl200	t0003427	Erin Gales	05/15/2016	05/15/2016 *	0.00	0.00	0.00		12	2,191.00	2,000.00	0.00
307	Inl300vl	noho4864	Hannelore Carter	08/01/2008	08/01/2008	0.00	0.00	0.00		12	692.00	692.00	0.00
308	Incl200	t0002792	Pamela Kiel	02/19/2015	02/19/2016 *	-1,831.35	-787.35	-33.21	02/18/2017	12	2,191.00	2,036.00	-61.00
309	Incl200	t0001650	Kristina Barson	03/04/2013	03/04/2015 *	-9,957.26	-5,185.26	-1,120.19	03/03/2017	24	2,191.00	2,086.00	-232.00
310	Incl100	t0003719	Joseph Araneta	09/13/2016	09/13/2016 *	0.00	0.00	0.00		12	1,954.00	1,745.00	-1,000.00
311	Incl200	t0003308	Ty Stewart Schisler	02/16/2016	02/16/2016 *	-1,694.61	-1,694.61	0.00	02/15/2017	12	2,191.00	2,036.00	-141.00

Tuesday, September 27, 2016
12:58 PM

Page 4

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month
312	Incl100	t0003221	John McCowan	12/28/2015	12/30/2015 *	-360.00	-360.00	0.00	12/27/2016	12	1,954.00	1,807.00	-30.00
313	Incl100	noho5823	Esther Thomaseec	08/31/2007	04/01/2016	-5,525.00	0.00	0.00	04/30/2013	12	1,954.00	1,862.00	0.00
314	A1 - U	t0003596	Rachel Boyle	08/01/2016	08/01/2016	0.00	0.00	0.00		3	1,999.00	1,999.00	0.00
316	Incl200	t0002643	Alejandra Osuna	11/30/2014	11/30/2015	-3,332.73	-1,436.73	0.00	11/29/2016	12	2,191.00	2,036.00	-107.00
317	Incl100	t0001795	Daniel Gamino	06/30/2013	06/30/2014	-2,123.17	-713.17	0.00	06/29/2015	12	1,979.00	1,787.00	0.00
319	Incl100l	t0002706	Jonathan Edmonson	12/19/2014	12/19/2014 *	0.00	0.00	0.00		12	659.00	659.00	0.00
320	Incl300	t0002738	Julian Payne	01/31/2015	03/01/2016	-4,747.00	-1,692.00	-705.00	02/28/2017	12	2,597.00	2,448.00	-141.00
322	Incl200	t0003516	Joanna Fang Pao	08/05/2016	08/05/2016 *	0.00	0.00	0.00		12	2,191.00	2,000.00	0.00
323	Incl200	t0003283	Michael Sinterniklaas	02/01/2016	02/01/2016	-1,692.00	-1,692.00	0.00	01/31/2017	12	2,191.00	2,036.00	-141.00
324	Incl200	t0003340	Kevin Daniels	03/04/2016	03/04/2016 *	-2,004.00	-2,004.00	-351.16	03/03/2017	12	2,191.00	2,086.00	-167.00
325	Incl200	t0003201	Celeucia C. Lynne Hunter	12/01/2015	12/01/2015	-1,092.00	-1,092.00	0.00	11/30/2016	12	2,191.00	2,036.00	-91.00
326	Incl100	t0003733	Richard Grady	09/20/2016	09/20/2016 *	0.00	0.00	0.00		12	1,954.00	1,745.00	-1,000.00
327	Incl100l	t0001796	Climesha McDaniel	08/17/2013	08/17/2013 *	0.00	0.00	0.00		12	659.00	659.00	0.00
328	Incl100	t0002094	Luke Whitcraft	01/12/2014	01/12/2016 *	-2,282.06	-516.06	0.00	01/11/2017	12	1,954.00	1,807.00	-42.00
329	Incl100	t0003659	Nathaniel Murrell	08/31/2016	08/31/2016	0.00	0.00	0.00		12	1,954.00	1,718.00	-721.97
330	Incl200l	noho4800	Nakia Watson	08/09/2008	08/09/2008 *	0.00	0.00	0.00		24	748.00	748.00	0.00
331	Incl200	t0003527	Marlo Berberian	07/08/2016	07/08/2016 *	0.00	0.00	0.00		12	2,191.00	2,000.00	0.00
332	Incl200	t0000255	Scott Davis	10/02/2010	11/01/2015	-16,302.00	-972.00	-81.00	10/31/2016	12	2,191.00	2,036.00	-81.00
333	Inca100	t0002337	Alex Powers	07/06/2014	04/06/2016 *	-3,992.17	-310.17	-154.17	04/05/2017	12	2,637.00	2,534.00	-25.00
335	Inca100	t0003158	Carlos Solis Jr.	10/30/2015	10/30/2015 *	-300.00	-300.00	0.00	10/29/2016	12	2,637.00	2,484.00	-25.00
336	Incl100	t0003653	Kaitlyn Fessler	08/31/2016	08/31/2016	0.00	0.00	0.00		12	1,954.00	1,825.00	-868.52
337	Incl300l	noho5906	Monique Fletcher	03/01/2008	03/01/2008	0.00	0.00	0.00		12	838.00	703.00	0.00
338	Incl100	t0003626	Hilary Aspy	08/15/2016	08/15/2016 *	0.00	0.00	0.00		12	1,954.00	1,718.00	-543.45
340	Incl200	t0002423	Michael Ponce	08/21/2014	06/21/2016 *	-3,361.00	-76.00	-76.00	06/20/2016	12	2,191.00	14,174.00	0.00
341	Incl200	t0003611	Wooram Lee	08/06/2016	08/06/2016 *	-629.03	-629.03	0.00	08/31/2016	12	2,191.00	1,975.00	0.00
342	Incl200	t0003325	Robert Sunga	02/26/2016	02/26/2016 *	-1,696.34	-1,696.34	0.00	02/25/2017	12	2,191.00	2,036.00	-141.00
343	Inl200vl	noho5857	Yana Levina	11/08/2007	03/01/2014	0.00	0.00	0.00		12	518.00	518.00	0.00
344	Incl300	t0003660	Irma Hernandez	09/17/2016	09/17/2016 *	0.00	0.00	0.00		12	2,597.00	2,299.00	-829.34
345	Incl100	t0002880	Supaporn Srikraikajornkul	04/22/2015	04/22/2016 *	-228.60	-12.60	0.00	04/21/2016	12	1,954.00	1,835.00	0.00
346	Incl300	t0002869	April Brodie	05/10/2015	05/10/2016 *	-2,046.48	-786.48	-459.29	05/09/2017	12	2,597.00	2,493.00	-63.00
347	Incl100l	t0002936	Theresa Friedrick	06/30/2015	06/30/2015	0.00	0.00	0.00		12	892.00	663.00	0.00
348	Inca100	t0003126	John Miller	09/26/2015	09/26/2016 *	0.00	0.00	0.00		12	2,637.00	5,218.00	0.00
349	Incl100	t0000600	Brice Williams	04/29/2011	04/29/2016 *	-2,067.27	-52.27	0.00	04/28/2016	12	1,954.00	1,821.00	0.00
350	Inca100	t0003486	Isaac Mascote	06/14/2016	06/14/2016 *	0.00	0.00	0.00		12	2,637.00	2,395.00	0.00
351	Incl100	t0001992	Zaure Alisheva	09/24/2013	09/24/2016 *	-2,832.50	-34.50	0.00	09/23/2016	12	1,954.00	1,837.00	-34.50
352	Incl200	t0003423	Dimitri Otvertchenko	04/29/2016	04/29/2016 *	0.00	0.00	0.00		12	2,191.00	2,000.00	0.00
353	Incl200	t0003377	Gregory Sprink	03/31/2016	03/31/2016	-1,032.00	-1,032.00	0.00	03/30/2017	12	2,191.00	2,086.00	-86.00
355	Incl200	t0003287	Mikal Hawkins	02/28/2016	02/28/2016 *	-1,696.68	-1,696.68	0.00	02/27/2017	12	2,191.00	2,036.00	-141.00

Tuesday, September 27, 2016
12:58 PM

Page 5

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month
356	Incl100	t0003317	Meryl Hawk	02/26/2016	02/26/2016 *	0.00	0.00	0.00		12	1,954.00	1,807.00	0.00
357	Incl300m	t0001116	Chris Barry	04/01/2012	04/01/2012	0.00	0.00	0.00		12	1,566.00	1,566.00	0.00
358	Inca100	t0002824	Marc Chernoff	04/05/2015	04/05/2016 *	-3,310.00	-1,330.00	-668.53	04/04/2017	12	2,662.00	2,559.00	-109.00
359	Inca100	t0003677	Kathleen Jahuna	09/09/2016	09/09/2016 *	0.00	0.00	0.00		12	2,662.00	2,395.00	-1,500.00
360	Incl300	t0003627	Feda Lucic	08/16/2016	08/16/2016 *	0.00	0.00	0.00		12	2,597.00	2,290.00	-156.26
361	Incl200	t0001945	Jorge Tello Motta	08/31/2013	08/31/2016	-5,487.87	-93.87	0.00	08/30/2016	12	2,191.00	2,054.00	0.00
362	Incl100	t0000061	Gabriela Lomeli	04/10/2010	05/01/2016	-9,577.00	0.00	0.00	04/30/2016	12	1,954.00	1,821.00	0.00
363	Incl200	noho3352	Carol Yee	11/28/2009	12/01/2015	-19,365.00	-444.00	0.00	11/30/2016	12	2,191.00	2,036.00	-37.00
364	Incl100	t0002408	James Register	08/08/2014	08/08/2016 *	-1,220.29	-4.29	0.00	08/07/2016	12	1,954.00	1,865.00	-250.00
365	Incl200l	noho4879	Eugene Kovalenko	08/16/2008	08/16/2008 *	0.00	0.00	0.00		12	748.00	748.00	0.00
366	Incl200	t0003670	Mark Martinez	09/15/2016	09/15/2016 *	0.00	0.00	0.00		12	2,191.00	2,000.00	-1,000.00
367	Incl100	t0003684	Viviana Rua	09/07/2016	09/07/2016 *	0.00	0.00	0.00		12	1,954.00	1,810.00	-1,000.00
368	Incl300	t0002230	Brandon Peters	06/21/2014	06/21/2016 *	-5,846.67	-136.67	0.00	06/20/2016	12	2,597.00	2,275.00	0.00
369	Incl100	noho5867	Carol Springer	01/13/2007	03/01/2016	-13,156.00	-1,332.00	-555.00	02/28/2017	12	1,954.00	1,807.00	-111.00
370	Inca100	t0002398	Cherilyn Hawrysh	08/05/2014	11/05/2015 *	-4,447.57	-599.57	0.00	05/04/2016	12	2,637.00	2,534.00	0.00
374	Inca100	t0003438	Alfred Carnes	05/06/2016	05/06/2016 *	0.00	0.00	0.00		12	2,637.00	2,370.00	0.00
375	Incl200l	noho7884	Artush Mayilyan	09/28/2008	09/28/2008 *	0.00	0.00	0.00		12	748.00	748.00	0.00
376	Incl100	t0002935	Alexandria Johnson	07/01/2015	01/01/2016	0.00	0.00	0.00		12	1,954.00	1,987.00	0.00
377	Incl200	t0002929	Achalkumar Gohel	06/04/2015	06/04/2016 *	-1,101.10	-9.10	0.00	06/03/2016	12	2,191.00	1,980.00	0.00
378	Incl100m	noho5800	Michelle Bullock	07/01/2007	07/01/2007	0.00	0.00	0.00		12	1,226.00	1,226.00	0.00
379	Incl300	t0003608	Min Thura	08/06/2016	08/06/2016 *	-1,132.26	-1,132.26	0.00	08/31/2016	12	2,597.00	2,275.00	0.00
380	Inca100	t0002048	Jakub Durkoth	10/25/2013	08/25/2015 *	-8,260.45	-1,822.45	0.00	08/24/2016	12	2,662.00	2,480.00	0.00
381	Incl200	t0002957	Megan Leslie	06/29/2015	06/29/2016 *	-1,823.60	-131.60	0.00	06/28/2016	12	2,191.00	1,965.00	0.00
383	Incl200	t0003088	Yasmine Kateb	09/12/2015	09/12/2015 *	-732.00	-732.00	0.00	09/11/2016	12	2,191.00	2,090.00	-22.37
384	Incl100	t0003239	Julio Lara	01/08/2016	01/08/2016 *	0.00	0.00	0.00		12	1,954.00	1,807.00	0.00
385	Incl200m	t0002650	Chelsea Trimble	12/19/2014	12/19/2014 *	0.00	0.00	0.00		12	1,396.00	1,396.00	0.00
386	Incl100	t0003678	Grace Rhee	09/09/2016	09/09/2016 *	0.00	0.00	0.00		12	1,954.00	1,745.00	-1,000.00
389	Incl200	t0003579	Richard Gollance	07/29/2016	07/29/2016 *	0.00	0.00	0.00		12	2,191.00	1,950.00	0.00
390	Incl200m	t0001127	Lisa Axelrod	04/16/2012	04/16/2012 *	0.00	0.00	0.00		12	1,396.00	1,396.00	0.00
391	Incl200	t0003509	Nicole Rizzo	06/20/2016	06/20/2016 *	0.00	0.00	0.00		12	2,191.00	2,000.00	0.00
392	Incl200	t0002857	Christopher Chance	04/02/2015	04/02/2016 *	-914.20	-122.20	-60.33	04/01/2017	12	2,191.00	2,036.00	-10.00
393	Inca100	t0002228	Karla Madsen	05/30/2014	05/30/2016 *	-1,377.35	-9.35	0.00	05/29/2016	6	2,662.00	2,597.00	0.00
394	Incl300	noho6191	Alberto Cuevas	01/26/2008	07/01/2011	-5,550.00	0.00	0.00	06/30/2011	6	2,622.00	2,430.00	0.00
395	Incl200	t0003071	Andrew Weissman	09/25/2015	09/25/2016 *	-780.80	-48.80	0.00	09/24/2016	12	2,216.00	2,115.00	-48.80
396	Incl200	noho5102	Heratch Touresian	05/08/2009	11/01/2015	-15,810.00	-1,272.00	-106.00	10/31/2016	12	2,216.00	2,061.00	-106.00
397	Incl200	t0002599	Levon Abrahamian	10/13/2014	10/13/2015 *	-1,490.32	-1,046.32	0.00	10/12/2016	12	2,216.00	2,061.00	-86.00
401	Incl100	t0000427	Winrich Quiboloy	04/24/2011	06/03/2016 *	-6,660.20	-10.20	0.00	06/02/2016	12	1,979.00	1,767.00	0.00
403	Incl100	t0003420	Maria Ortigoza	04/25/2016	04/25/2016 *	0.00	0.00	0.00		12	1,979.00	1,854.00	0.00
404	Incl300	t0003720	Mark Mollenkamp	09/20/2016	09/20/2016 *	0.00	0.00	0.00		12	2,622.00	2,430.00	-990.70
405	Inca100	t0003365	Brandon Paddock	03/25/2016	03/25/2016 *	-600.00	-600.00	0.00	03/24/2017	12	2,662.00	2,559.00	-50.00

Tuesday, September 27, 2016
12:58 PM

Page 6

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month
406	Incl200	t0003267	Marc Zaynoun	02/01/2016	02/01/2016	-488.00	-488.00	0.00	09/30/2016	8	2,216.00	2,061.00	-61.00
407	Incl300	t0002159	Karen Sachs	03/15/2014	03/15/2016 *	-6,206.00	-1,486.00	-643.29	03/14/2017	12	2,622.00	2,473.00	-118.00
408	Incl200	t0003306	Vahe Khodabakhshi	02/26/2016	02/26/2016 *	-505.29	-505.29	0.00	02/25/2017	12	2,216.00	2,061.00	-42.00
409	Incl200	t0002642	Yaser Hammad	12/06/2014	12/06/2015 *	-821.97	-377.97	-67.00	12/05/2016	12	2,216.00	2,061.00	-31.00
410	Incl100	noho5815	Candace Enis	06/22/2007	04/01/2013	-5,810.00	-250.00	0.00	04/30/2013	12	1,979.00	1,787.00	-2.00
411	Incl200	t0003643	Andre Barakat	09/07/2016	09/07/2016 *	0.00	0.00	0.00		12	2,216.00	2,050.00	-750.00
412	Incl100	t0003380	August Weatherly	03/31/2016	03/31/2016	-1,224.00	-1,224.00	-608.71	03/30/2017	12	1,979.00	1,877.00	-102.00
413	Incl100	t0000426	Victoria Mendez	03/28/2011	04/01/2016	-8,602.00	-2,232.00	-1,016.00	03/31/2017	12	1,979.00	1,877.00	-186.00
414	Incl100	t0001544	Eric Coker	11/06/2012	11/06/2015 *	-3,368.17	-909.17	0.00	11/05/2016	12	1,979.00	1,832.00	-75.00
415	Incl200	t0000317	George Stelzner	10/29/2010	11/01/2015	-15,517.00	-1,572.00	-131.00	10/31/2016	12	2,216.00	2,061.00	-131.00
416	Incl200	t0002446	Lisa Vallesteros	10/08/2014	10/08/2015 *	-2,335.65	-1,291.65	0.00	10/07/2016	12	2,216.00	2,061.00	-106.00
417	Incl100	t0003191	Phyllis Chu	11/20/2015	11/20/2015 *	-297.50	-297.50	0.00	11/16/2016	12	1,979.00	1,832.00	-25.00
418	Inca100	t0003261	Elvin Yavuz	02/29/2016	02/29/2016	-300.86	-300.86	0.00	02/28/2017	12	2,662.00	2,509.00	-25.00
419	Incl100	t0002653	Abdulaziz Tabbakh	12/05/2014	12/05/2015 *	-360.00	-360.00	-63.87	12/04/2016	12	1,979.00	1,832.00	-30.00
420	Incl300	t0000399	Joel Purcell	02/08/2011	04/01/2016	-14,631.00	-1,368.00	-684.00	03/31/2017	12	2,622.00	2,518.00	-114.00
421	Incl200	noho7295	Brian Oerly	03/29/2008	06/01/2015	-6,596.00	0.00	0.00	06/30/2013	12	2,216.00	1,995.00	0.00
422	Incl200	t0002593	Stuart Sender	10/12/2014	10/12/2015 *	-2,346.87	-1,302.87	0.00	10/11/2016	12	2,216.00	2,061.00	-106.00
423	Incl200	t0003164	James Fleming	10/26/2015	10/26/2015 *	-1,032.00	-1,032.00	0.00	10/25/2016	12	2,216.00	2,061.00	-86.00
424	Incl200	noho5841	Ben Mclane	06/26/2007	06/01/2016	-5,500.00	0.00	0.00	08/31/2013	10	2,216.00	2,286.00	0.00
425	Incl200	t0003577	Houman Shahriari	07/28/2016	07/28/2016 *	0.00	0.00	0.00		12	2,216.00	2,050.00	0.00
426	Incl100	t0001590	Tabatha Daly	01/20/2013	01/20/2016 *	-4,427.06	-845.06	0.00	01/19/2017	12	1,979.00	1,832.00	-67.00
428	Incl100	t0003125	Jennifer Buckley	09/26/2015	09/26/2015 *	-300.00	-300.00	0.00	09/25/2016	12	1,979.00	1,915.00	-20.83
430	Incl200	t0002991	Matthew Soraci	08/20/2015	08/20/2016 *	-1,336.97	-64.97	0.00	08/19/2016	12	2,216.00	2,056.00	0.00
431	Incl200	t0002836	Eduardo Trillo Jr	03/19/2015	03/19/2016 *	-1,442.32	-650.32	-284.61	03/18/2017	12	2,216.00	2,061.00	-51.00
432	Incl200	noho6145	Julienne Johnson	05/09/2009	12/01/2015	-18,249.00	-1,272.00	-112.00	11/30/2016	12	2,216.00	2,061.00	-106.00
433	Inca100	t0002035	Terri Lin-White	11/15/2013	11/15/2015 *	-12,142.20	-3,223.20	-225.47	11/14/2016	12	2,662.00	2,509.00	-256.00
434	Incl300	t0002850	Michael McAreavy	04/12/2015	04/12/2016 *	-2,633.20	-473.20	-24.13	10/11/2016	6	2,622.00	2,518.00	-68.00
435	Inca100	noho4892	Steven Rajewski	04/07/2009	04/01/2016	-31,058.00	-1,608.00	-804.00	03/31/2017	12	2,662.00	2,559.00	-134.00
436	Incl100	t0002583	Ekaterina Krutova	11/05/2014	11/05/2015 *	-684.00	-684.00	-64.60	11/04/2016	12	1,979.00	1,832.00	-57.00
437	Incl300	t0003050	Frank Von Zerneck	08/25/2015	08/25/2016 *	0.00	0.00	0.00		12	2,622.00	2,596.00	-250.00
438	Incl100	t0001952	Michael Hetland	09/17/2013	09/17/2016 *	-3,160.60	-57.60	0.00	09/16/2016	12	1,979.00	1,810.00	-57.60
439	Incl200	t0002592	Bruce Hanson	10/30/2014	10/30/2015 *	-2,637.39	-1,593.39	-117.87	10/29/2016	12	2,216.00	2,061.00	-126.00
440	Incl200	t0003196	Samuel Gevorkyan	12/21/2015	12/21/2015 *	-732.00	-732.00	0.00	12/20/2016	12	2,216.00	2,061.00	-61.00
441	Incl200	t0003182	John Kenower	11/17/2015	11/17/2015 *	-1,032.00	-1,032.00	0.00	11/16/2016	12	2,216.00	2,061.00	-86.00
442	Incl200	t0003339	Thomas Troy Russell	03/16/2016	03/16/2016 *	-1,332.00	-1,332.00	0.00	03/15/2017	12	2,216.00	2,111.00	-111.00
443	Incl200	t0003606	Mathew Stone	08/13/2016	08/13/2016 *	0.00	0.00	0.00		12	2,216.00	2,050.00	0.00
444	Incl300	t0002848	Elliot Graeber	04/03/2015	04/03/2016 *	-3,348.00	-1,188.00	-344.53	04/02/2017	12	2,622.00	2,473.00	-98.00
446	Incl300	noho9538	Gavin Mackillop	08/19/2009	05/01/2016	-42,613.00	0.00	0.00	04/30/2016	12	2,622.00	2,290.00	0.00
448	Inca100	t0002207	Christopher Molloy	05/23/2014	05/23/2016 *	-6,629.77	-1,792.77	-987.06	05/22/2017	12	2,662.00	2,559.00	-141.00
449	Incl100	t0003156	Jason Garretson	10/31/2015	10/31/2015	-35.10	-35.10	0.00	11/30/2015	1	1,979.00	1,832.00	-34.00

Tuesday, September 27, 2016
12:58 PM

Page 7

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month
450	Inca100	t0002133	Jessica Ramirez	03/05/2014	03/05/2016 *	-9,821.61	-2,531.61	-816.84	03/04/2017	12	2,662.00	2,509.00	-208.00
451	Incl100	t0003192	Stevan Hange	11/16/2015	11/16/2015 *	-660.00	-660.00	0.00	11/15/2016	12	1,979.00	1,832.00	-55.00
452	Incl200	t0003499	Adam Holguin	06/22/2016	06/22/2016 *	0.00	0.00	0.00		12	2,216.00	2,050.00	0.00
453	Incl200	t0002223	Alicia Easter	05/24/2014	05/24/2016 *	-2,653.74	-69.74	0.00	05/23/2016	12	2,216.00	1,977.00	0.00
454	Incl100	t0002853	Alicia Alford	04/21/2015	04/21/2016 *	-984.00	-768.00	-420.00	04/20/2017	12	1,979.00	1,832.00	-63.00
455	Incl200	t0000085	Hector Realubit	07/13/2014	01/13/2016 *	-1,654.00	-12.00	0.00	01/12/2016	12	2,216.00	2,095.00	0.00
456	Incl100	noho3332	Diane Johnston	07/07/2008	05/01/2016	-2,471.00	0.00	0.00	04/30/2016	12	1,979.00	1,797.00	0.00
457	Incl300	t0002136	Blake Paulson	02/16/2014	02/16/2016 *	-10,541.93	-3,102.93	-965.79	02/15/2017	12	2,622.00	2,473.00	-246.00
458	Inca100	t0001688	Jon Brion c/o Provident Financial Management	03/27/2013	03/27/2013 *	0.00	0.00	0.00		3	2,662.00	2,465.00	0.00
459	Inca100	t0003110	Christine Envall	10/15/2015	01/15/2016 *	0.00	0.00	0.00		12	2,662.00	2,665.00	0.00
460	Incl300	t0003336	Derek Sayeg	03/14/2016	03/14/2016 *	-1,476.00	-1,476.00	-166.58	03/13/2017	12	2,622.00	2,518.00	-123.00
461	Incl200	t0003176	Lee Snijders	11/14/2015	11/14/2015 *	-732.00	-732.00	0.00	11/13/2016	12	2,216.00	2,061.00	-61.00
462	Incl100	t0002450	Selin Kucuk	10/10/2014	10/10/2015 *	-613.74	-541.74	0.00	10/09/2016	12	1,979.00	1,832.00	-45.00
463	Incl200	noho9915	Bryan Cross	04/21/2008	05/01/2016	-5,898.00	0.00	0.00	02/28/2014	6	2,216.00	2,180.00	0.00
464	Incl100	t0003091	Randall Frank III	09/28/2015	09/28/2015 *	0.00	0.00	0.00		12	1,979.00	1,832.00	0.00
465	Incl200	t0002788	Artem Koren	03/11/2015	03/11/2016 *	-1,121.35	-29.35	0.00	03/10/2016	12	2,216.00	2,061.00	0.00
466	Incl200	t0003469	Steve Hayles	06/24/2016	06/24/2016 *	0.00	0.00	0.00		12	2,216.00	2,050.00	0.00
468	Incl300	t0002854	Francis Antonio	04/09/2015	04/09/2016 *	-3,924.00	-1,764.00	-646.13	04/08/2017	12	2,622.00	2,518.00	-143.00
470	Inca100	t0003085	Maria Rolim	09/11/2015	09/11/2016 *	0.00	0.00	0.00		12	2,662.00	2,604.00	0.00
471	Incl100	t0001778	Christopher Faville	06/25/2013	06/27/2016 *	-2,416.40	-30.40	0.00	06/24/2016	12	1,979.00	1,834.00	0.00
472	Inca100	t0003288	Aminata Pankey	02/25/2016	02/25/2016 *	0.00	0.00	0.00		12	2,662.00	2,509.00	0.00
473	Incl100	t0003592	Joshua Allen	08/09/2016	08/09/2016 *	0.00	0.00	0.00		12	1,979.00	1,877.00	0.00
474	Inca100	t0003496	Sarah Ann Thomas	06/05/2016	06/05/2016 *	0.00	0.00	0.00		12	2,662.00	2,467.00	0.00
475	Incl200	t0002914	Inessa Alexandrova	08/05/2015	08/05/2016 *	-1,285.68	-13.68	0.00	08/04/2016	12	2,216.00	2,091.00	0.00
476	Incl100	noho5887	Louis Houston	04/01/2007	09/01/2016	-10,924.00	0.00	0.00	08/31/2016	12	1,979.00	1,812.00	-125.00
477	Incl200	t0002967	Edward Von Bevern	08/11/2015	08/11/2016 *	-1,306.19	-34.19	0.00	08/10/2016	12	2,216.00	2,091.00	-250.00
478	Incl100	t0003082	Nekesha Hamilton	09/04/2015	09/04/2016 *	-302.50	-2.50	0.00	09/03/2016	12	1,979.00	1,885.00	-2.50
479	Incl300	t0003474	Anita Shieh	05/26/2016	05/26/2016 *	0.00	0.00	0.00		12	2,622.00	2,440.00	0.00
480	Inca100	t0000220	Steven Fortuna	09/01/2010	09/01/2016	-20,654.00	0.00	0.00	08/31/2016	12	2,662.00	2,467.00	0.00
481	Incl200	t0001788	James Depietro	07/16/2013	07/16/2016 *	-3,915.35	-34.35	0.00	07/15/2016	12	2,216.00	2,075.00	0.00
482	Incl200	t0001985	Frank Cullen	09/19/2013	09/19/2016 *	-5,639.20	-82.20	0.00	09/18/2016	12	2,216.00	2,010.00	-82.20
483	Incl200	t0003540	John Kafka	07/26/2016	07/26/2016 *	0.00	0.00	0.00		12	2,216.00	2,050.00	0.00
484	Incl100	t0003211	Andrea Torassa	12/28/2015	12/28/2015 *	-300.00	-300.00	0.00	12/27/2016	12	1,979.00	1,832.00	-25.00
485	Incl200	t0003131	Maja Keres	10/01/2015	09/30/2015	-732.00	-732.00	0.00	09/30/2016	12	2,216.00	2,061.00	-61.00
486	Incl100	t0002790	Takuya Sakaguchi	02/23/2015	08/23/2016 *	-550.19	-58.19	0.00	08/22/2016	12	1,979.00	1,825.00	0.00
489	Incl200	t0003260	Caroline Garner	01/23/2016	01/23/2016 *	-1,032.00	-1,032.00	0.00	01/22/2017	12	2,216.00	2,061.00	-86.00
490	Incl200	t0002764	Donovan Farwell	02/11/2015	03/16/2016 *	-1,708.55	-577.55	0.00	09/15/2016	12	2,216.00	2,135.00	-48.00
491	Incl200	t0003266	Oshin Pirijanian	02/01/2016	02/01/2016	-1,032.00	-1,032.00	0.00	01/31/2017	12	2,216.00	2,061.00	-86.00

Tuesday, September 27, 2016
12:58 PM

Page 8

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month
492	Incl200	t0001686	Alyssa Colby	04/05/2013	04/05/2016 *	-7,017.47	-1,649.47	-709.13	04/04/2017	12	2,216.00	2,111.00	-136.00
493	Inca100	t0002239	Margarita Volkovinskaya	06/20/2014	06/20/2016 *	-4,800.60	-83.60	0.00	06/19/2016	12	2,662.00	2,488.00	0.00
494	Incl300	t0001382	Roy Burns	08/11/2012	08/11/2016 *	-11,052.65	-57.42	0.00	08/10/2016	12	2,622.00	2,432.00	-250.00
495	Incl200	t0001664	Gordon Sran	02/28/2013	02/28/2016 *	-8,202.46	-1,671.46	-490.39	02/27/2017	12	2,216.00	2,061.00	-129.00
496	Incl200	t0002893	Matthew Cone	06/01/2015	06/01/2016	-1,356.00	-324.00	0.00	05/31/2017	12	2,216.00	2,111.00	-27.00
497	Incl200	t0002997	Hakop Gevorkyan	09/09/2015	09/09/2016 *	-1,300.27	-28.27	0.00	09/08/2016	12	2,216.00	2,075.00	-28.27
Totals						**-806,452.50**	**-133,008.90**	**-19,909.46**			**597,492.00**	**576,025.00**	**-27,174.88**

* Resident Lease Start Date is in mid of the month. Current Lease Concessions Remaining might be understated.

Projection by Unit

Unit	Unit Type	Resident	Name	Sep 2016	Oct 2016	Nov 2016	Dec 2016	Jan 2017	Feb 2017	Mar 2017	Apr 2017	May 2017	Jun 2017	Jul 2017	Aug 2017
112	Inlw1000	t0003497	Phillip Chbeeb	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
113	Inclw900	t0000927	Heather Garrell	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
114	Inclw100	t0003268	Molly Sarfati	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
115	Inclw100	t0002032	Russell Harris Event Group	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
116	Inlw1100	t0002699	Movement Lifestyle, LLC	-152.00	-152.00	-152.00	-127.48	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
124	Inclw500	t0002698	Movement Lifestyle, LLC	-310.00	-310.00	-310.00	-180.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
125	Inclw300	t0001707	Deborah Tropp	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
125A	Inclw200	t0000155	Randolph Emata	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
126	Inclw600	t0003177	Davit Mnatsakanyan	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
127	Inclw400	t0003735	Matthew Steffanina	-1,640.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
128	Inclw700	t0003238	Jeffrey Parshley	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
129	Inclw800	t0002807	Dominic Sandoval	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
131	Inlw1300	t0001542	Dinah McLean	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
201	Incl100	t0003554	Nicholas Sayegh	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
202	Inca100	t0003468	Juventino Santizo	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
204	Incl300	noho9895	Spears Management Inc.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
205	Inca100	t0002756	Carlos Roberto Fabre	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
206	Incl200	t0000558	Dianne Quirante	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
207	Incl300	t0002186	Kevin Roberts	-8.00	-8.00	-8.00	-8.00	-2.06	0.00	0.00	0.00	0.00	0.00	0.00	0.00
208	Incl200	t0003135	Toltec Inc.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
209	Incl200l	noho8289	Curt Botelho	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
210	Incl100	t0003601	Hillary Hayman	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
211	Incl200	t0002342	Kelley Bowman	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
212	Incl100	t0002447	Michael Garza	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Tuesday, September 27, 2016
12:58 PM

Page 9

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month		
213	Incl100	t0001521	Michael Buono	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
214	Incl100	t0001401	Joshua Lynch	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
215	Inl200vl	noho8957	Jonathan Tsalyuk	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
216	Incl200	t0002165	Michael Crosley	-24.00	-24.00	-24.00	-24.00	-24.00	-24.00	-10.84	0.00	0.00	0.00	0.00	0.00
217	Incl100	t0003335	James Franzo	-45.00	-45.00	-45.00	-45.00	-45.00	-45.00	-18.87	0.00	0.00	0.00	0.00	0.00
218	Inca100	t0001792	Blake Purdy	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
219	Incl100l	t0001618	Paula Anim	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
220	Incl300	t0003422	Amanda Temple	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
221	Incl200m	t0000262	Sandy Medof	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
222	Incl200	t0000333	Andrew Lang	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
223	Incl200	t0000353	Pia Alvendia	-137.00	-137.00	-137.00	-137.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
224	Incl200	t0003529	Thomas Sims IV	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
226	Incl100	t0001987	David Dorion	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
227	Inl100vl	t0002794	Pierre Lartigue	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
228	Incl100	t0003584	Andrew Stelle	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
229	Incl100	t0003081	Jacquon Evans	-4.17	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
230	Incl200	t0002348	Kelsey Osborne	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
231	Incl200	t0000177	Puimond Yee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
232	Incl200	t0003298	Dione Scott	-166.00	-166.00	-166.00	-166.00	-166.00	-65.21	0.00	0.00	0.00	0.00	0.00	0.00
233	Inca100	t0003166	John Grande	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
234	Incl300	t0003401	Mishou Sanchez	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
235	Inca100	t0003351	Blake McGrath	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
236	Incl100	t0003688	Daniel Buckley	-1,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
237	Incl300l	t0002907	Patricia Colbert	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
238	Incl100	t0002745	Thomas Boyd	-87.00	-87.00	-87.00	-87.00	-84.19	0.00	0.00	0.00	0.00	0.00	0.00	0.00
239	Incl200	t0002040	Rachel Pikus	-146.00	-117.74	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
240	Incl200	t0002422	Christopher O'Connell	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
241	Incl200	t0003271	Alexis Forchette	-61.00	-61.00	-61.00	-61.00	-61.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
242	Incl200	t0003361	Andrew Reming	-111.00	-111.00	-111.00	-111.00	-111.00	-111.00	-107.42	0.00	0.00	0.00	0.00	0.00
243	Incl200l	noho4798	Lev Kruglov	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
244	Incl300	t0002992	Sean Faris	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
245	Incl100l	noho5744	Mary Jacobson	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
246	Incl300	t0003426	Jamila Harris	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
247	Incl100	t0001713	Daisy Espinoza	-36.00	-36.00	-36.00	-36.00	-36.00	-36.00	-36.00	-26.40	0.00	0.00	0.00	0.00
249	Incl100	t0002257	Brett Pawlak	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
250	Inca100	t0003562	Katrina Jackson	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
251	Incl100	t0002760	Raquel Adriano	-25.00	-25.00	-25.00	-25.00	-25.00	-8.93	0.00	0.00	0.00	0.00	0.00	0.00
252	Incl200	t0002394	Bryan Thompson	-250.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
253	Incl200	t0000679	Kelly Vernon	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Tuesday, September 27, 2016
12:58 PM

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Page 10

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month		
254	Incl100	t0003571	Esteban Jimenez	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
255	Incl200	t0002660	Ernesto Lozano Gomez	-76.00	-76.00	-76.00	-76.00	-7.35	0.00	0.00	0.00	0.00	0.00	0.00	0.00
256	Incl100	t0001890	Marvin Williams	-42.00	-42.00	-42.00	-42.00	-42.00	-42.00	-42.00	-4.20	0.00	0.00	0.00	0.00
257	Incl300	t0000258	David Nitzsche	-186.00	-186.00	-186.00	-36.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
258	Inca100	t0001498	Kyle Hanagami	-199.00	-186.16	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
259	Inca100	t0003171	Kamilah Newland	-50.00	-50.00	-8.33	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
260	Incl300	t0003168	Krystal Richardson	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
261	Incl200m	noho823	Kristie McLean	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
262	Incl100m	t0003079	Ereka Scales	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
263	Incl200l	noho1247	Tavarrise Smith	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
264	Incl100	t0003690	Christopher Lamanna	-1,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
265	Incl200	t0003149	Alyssa Woods	-61.00	-59.03	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
266	Incl200	noho3384	James Costello	-165.00	-165.00	-165.00	-165.00	-165.00	-165.00	-165.00	0.00	0.00	0.00	0.00	0.00
267	Incl100	t0002819	Theresa Sivard	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
268	Incl300	t0003311	Melissa Armstrong	-78.00	-78.00	-78.00	-78.00	-78.00	-69.64	0.00	0.00	0.00	0.00	0.00	0.00
269	Inl100vl	t0000051	Aleksandr Puzanov	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
270	Inca100	t0002716	Jordan Darian	-189.00	-189.00	-189.00	-189.00	-146.32	0.00	0.00	0.00	0.00	0.00	0.00	0.00
271	Incl100	t0003223	Maria Enriquez	-25.00	-25.00	-25.00	-16.13	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
272	Inca100	t0002561	Christopher Menard	-92.40	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
273	Incl100	t0003301	Alexis Juliano	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
274	Inca100	t0003315	Shayna Roseman	-114.00	-114.00	-114.00	-114.00	-114.00	-101.79	0.00	0.00	0.00	0.00	0.00	0.00
275	Incl200	t0002339	Daniel Beaton	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
276	Incl100	t0001794	Megan Lynch	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
277	Incl200	t0003033	Christopher Edgar	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
278	Incl100	t0003057	Noel Nightingale	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
279	Incl300	t0002816	Andrew Michael Kantor	-128.00	-128.00	-128.00	-128.00	-128.00	-128.00	-70.19	0.00	0.00	0.00	0.00	0.00
280	Inca100	t0003329	Andrew Darrigo	-25.00	-25.00	-25.00	-25.00	-25.00	-25.00	0.00	0.00	0.00	0.00	0.00	0.00
281	Incl200	t0002627	Milena Bray	-36.00	-36.00	-19.20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
282	Incl200	t0002961	Davis Brimberg	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
283	Incl200	t0003198	Jade Sarfati	-86.00	-86.00	-80.27	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
284	Incl100	t0003565	Nicoleta Pintea	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
285	Incl200l	noho5782	Kimberly Cox	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
286	Incl100	t0002460	Lisa Gilmore	-70.00	-27.10	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
287	Incl100	t0003129	Thomas Kijas	-25.00	-25.00	-7.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
288	Incl100	t0003623	Aradhna Singh	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
289	Incl200	t0003588	Danai Sroythong	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
290	Incl200	t0003199	Jacob Barrett	-86.00	-86.00	-86.00	-61.03	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
291	Incl200	t0001458	Patrick Skoglund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Tuesday, September 27, 2016
12:58 PM

Page 11

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month		
292	Incl200	t0002349	Abdallah Anwar	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
301	Incl100	t0003356	Bennett Lacy	-13.00	-13.00	-13.00	-13.00	-13.00	-13.00	-10.48	0.00	0.00	0.00	0.00	0.00
302	Inca100	t0003402	Christopher Martinez	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
303	Incl100	t0002109	Morgan Stump	-42.00	-42.00	-42.00	-42.00	-31.16	0.00	0.00	0.00	0.00	0.00	0.00	0.00
304	Incl300	t0003687	Hisham Ammar	-1,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
305	Inca100	t0003398	Oscar Martinez-Sanchez	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
306	Incl200	t0003427	Erin Gales	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
307	Inl300vl	noho4864	Hannelore Carter	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
308	Incl200	t0002792	Pamela Kiel	-61.00	-61.00	-61.00	-61.00	-61.00	-39.21	0.00	0.00	0.00	0.00	0.00	0.00
309	Incl200	t0001650	Kristina Barson	-232.00	-232.00	-232.00	-232.00	-232.00	-232.00	-22.45	0.00	0.00	0.00	0.00	0.00
310	Incl100	t0003719	Joseph Araneta	-1,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
311	Incl200	t0003308	Ty Stewart Schisler	-141.00	-141.00	-141.00	-141.00	-141.00	-75.54	0.00	0.00	0.00	0.00	0.00	0.00
312	Incl100	t0003221	John McCowan	-30.00	-30.00	-30.00	-26.13	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
313	Incl100	noho5823	Esther Thomaseec	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
314	A1 - U	t0003596	Rachel Boyle	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
316	Incl200	t0002643	Alejandra Osuna	-107.00	-107.00	-103.43	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
317	Incl100	t0001795	Daniel Gamino	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
319	Incl100l	t0002706	Jonathan Edmonson	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
320	Incl300	t0002738	Julian Payne	-141.00	-141.00	-141.00	-141.00	-141.00	-141.00	0.00	0.00	0.00	0.00	0.00	0.00
322	Incl200	t0003516	Joanna Fang Pao	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
323	Incl200	t0003283	Michael Sinterniklaas	-141.00	-141.00	-141.00	-141.00	-141.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
324	Incl200	t0003340	Kevin Daniels	-167.00	-167.00	-167.00	-167.00	-167.00	-167.00	-16.16	0.00	0.00	0.00	0.00	0.00
325	Incl200	t0003201	Celeucia C. Lynne Hunter	-91.00	-91.00	-91.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
326	Incl100	t0003733	Richard Grady	-1,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
327	Incl100l	t0001796	Climesha McDaniel	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
328	Incl100	t0002094	Luke Whitcraft	-42.00	-42.00	-42.00	-42.00	-14.90	0.00	0.00	0.00	0.00	0.00	0.00	0.00
329	Incl100	t0003659	Nathaniel Murrell	-721.97	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
330	Incl200l	noho4800	Nakia Watson	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
331	Incl200	t0003527	Marlo Berberian	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
332	Incl200	t0000255	Scott Davis	-81.00	-81.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
333	Inca100	t0002337	Alex Powers	-25.00	-25.00	-25.00	-25.00	-25.00	-25.00	-25.00	-4.17	0.00	0.00	0.00	0.00
335	Inca100	t0003158	Carlos Solis Jr.	-25.00	-23.39	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
336	Incl100	t0003653	Kaitlyn Fessler	-868.52	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
337	Incl300l	noho5906	Monique Fletcher	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
338	Incl100	t0003626	Hilary Aspy	-543.45	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
340	Incl200	t0002423	Michael Ponce	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
341	Incl200	t0003611	Wooram Lee	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
342	Incl200	t0003325	Robert Sunga	-141.00	-141.00	-141.00	-141.00	-141.00	-125.89	0.00	0.00	0.00	0.00	0.00	0.00

Tuesday, September 27, 2016
12:58 PM

Page 12

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month		
343	Inl200vl	noho5857	Yana Levina	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
344	Incl300	t0003660	Irma Hernandez	-829.34	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
345	Incl100	t0002880	Supaporn Srikraikajornkul	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
346	Incl300	t0002869	April Brodie	-63.00	-63.00	-63.00	-63.00	-63.00	-63.00	-63.00	-63.00	-18.29	0.00	0.00	0.00
347	Incl100l	t0002936	Theresa Friedrick	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
348	Inca100	t0003126	John Miller	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
349	Incl100	t0000600	Brice Williams	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
350	Inca100	t0003486	Isaac Mascote	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
351	Incl100	t0001992	Zaure Alisheva	-34.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
352	Incl200	t0003423	Dimitri Otvertchenko	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
353	Incl200	t0003377	Gregory Sprink	-86.00	-86.00	-86.00	-86.00	-86.00	-86.00	-83.23	0.00	0.00	0.00	0.00	0.00
355	Incl200	t0003287	Mikal Hawkins	-141.00	-141.00	-141.00	-141.00	-141.00	-135.96	0.00	0.00	0.00	0.00	0.00	0.00
356	Incl100	t0003317	Meryl Hawk	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
357	Incl300m	t0001116	Chris Barry	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
358	Inca100	t0002824	Marc Chernoff	-109.00	-109.00	-109.00	-109.00	-109.00	-109.00	-109.00	-14.53	0.00	0.00	0.00	0.00
359	Inca100	t0003677	Kathleen Jahuna	-1,500.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
360	Incl300	t0003627	Feda Lucic	-156.26	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
361	Incl200	t0001945	Jorge Tello Motta	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
362	Incl100	t0000061	Gabriela Lomeli	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
363	Incl200	noho3352	Carol Yee	-37.00	-37.00	-37.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
364	Incl100	t0002408	James Register	-250.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
365	Incl200l	noho4879	Eugene Kovalenko	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
366	Incl200	t0003670	Mark Martinez	-1,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
367	Incl100	t0003684	Viviana Rua	-1,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
368	Incl300	t0002230	Brandon Peters	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
369	Incl100	noho5867	Carol Springer	-111.00	-111.00	-111.00	-111.00	-111.00	-111.00	0.00	0.00	0.00	0.00	0.00	0.00
370	Inca100	t0002398	Cherilyn Hawrysh	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
374	Inca100	t0003438	Alfred Carnes	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
375	Incl200l	noho7884	Artush Mayilyan	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
376	Incl100	t0002935	Alexandria Johnson	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
377	Incl200	t0002929	Achalkumar Gohel	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
378	Incl100m	noho5800	Michelle Bullock	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
379	Incl300	t0003608	Min Thura	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
380	Inca100	t0002048	Jakub Durkoth	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
381	Incl200	t0002957	Megan Leslie	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
383	Incl200	t0003088	Yasmine Kateb	-22.37	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
384	Incl100	t0003239	Julio Lara	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
385	Incl200m	t0002650	Chelsea Trimble	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
386	Incl100	t0003678	Grace Rhee	-1,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Tuesday, September 27, 2016
12:58 PM

Page 13

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month		
389	Incl200	t0003579	Richard Gollance	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
390	Incl200m	t0001127	Lisa Axelrod	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
391	Incl200	t0003509	Nicole Rizzo	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
392	Incl200	t0002857	Christopher Chance	-10.00	-10.00	-10.00	-10.00	-10.00	-10.00	-10.00	-0.33	0.00	0.00	0.00	0.00
393	Inca100	t0002228	Karla Madsen	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
394	Incl300	noho6191	Alberto Cuevas	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
395	Incl200	t0003071	Andrew Weissman	-48.80	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
396	Incl200	noho5102	Heratch Touresian	-106.00	-106.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
397	Incl200	t0002599	Levon Abrahamian	-86.00	-33.29	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
401	Incl100	t0000427	Winrich Quiboloy	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
403	Incl100	t0003420	Maria Ortigoza	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
404	Incl300	t0003720	Mark Mollenkamp	-990.70	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
405	Inca100	t0003365	Brandon Paddock	-50.00	-50.00	-50.00	-50.00	-50.00	-50.00	-38.71	0.00	0.00	0.00	0.00	0.00
406	Incl200	t0003267	Marc Zaynoun	-61.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
407	Incl300	t0002159	Karen Sachs	-118.00	-118.00	-118.00	-118.00	-118.00	-118.00	-53.29	0.00	0.00	0.00	0.00	0.00
408	Incl200	t0003306	Vahe Khodabakhshi	-42.00	-42.00	-42.00	-42.00	-42.00	-37.50	0.00	0.00	0.00	0.00	0.00	0.00
409	Incl200	t0002642	Yaser Hammad	-31.00	-31.00	-31.00	-5.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
410	Incl100	noho5815	Candace Enis	-2.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
411	Incl200	t0003643	Andre Barakat	-750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
412	Incl100	t0003380	August Weatherly	-102.00	-102.00	-102.00	-102.00	-102.00	-102.00	-98.71	0.00	0.00	0.00	0.00	0.00
413	Incl100	t0000426	Victoria Mendez	-186.00	-186.00	-186.00	-186.00	-186.00	-186.00	-186.00	0.00	0.00	0.00	0.00	0.00
414	Incl100	t0001544	Eric Coker	-75.00	-75.00	-12.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
415	Incl200	t0000317	George Stelzner	-131.00	-131.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
416	Incl200	t0002446	Lisa Vallesteros	-106.00	-23.94	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
417	Incl100	t0003191	Phyllis Chu	-25.00	-25.00	-13.33	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
418	Inca100	t0003261	Elvin Yavuz	-25.00	-25.00	-25.00	-25.00	-25.00	-25.00	0.00	0.00	0.00	0.00	0.00	0.00
419	Incl100	t0002653	Abdulaziz Tabbakh	-30.00	-30.00	-30.00	-3.87	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
420	Incl300	t0000399	Joel Purcell	-114.00	-114.00	-114.00	-114.00	-114.00	-114.00	-114.00	0.00	0.00	0.00	0.00	0.00
421	Incl200	noho7295	Brian Oerly	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
422	Incl200	t0002593	Stuart Sender	-106.00	-37.61	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
423	Incl200	t0003164	James Fleming	-86.00	-69.35	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
424	Incl200	noho5841	Ben Mclane	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
425	Incl200	t0003577	Houman Shahriari	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
426	Incl100	t0001590	Tabatha Daly	-67.00	-67.00	-67.00	-67.00	-41.06	0.00	0.00	0.00	0.00	0.00	0.00	0.00
428	Incl100	t0003125	Jennifer Buckley	-20.83	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
430	Incl200	t0002991	Matthew Soraci	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
431	Incl200	t0002836	Eduardo Trillo Jr	-51.00	-51.00	-51.00	-51.00	-51.00	-51.00	-29.61	0.00	0.00	0.00	0.00	0.00
432	Incl200	noho6145	Julienne Johnson	-106.00	-106.00	-106.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
433	Inca100	t0002035	Terri Lin-White	-256.00	-256.00	-119.47	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
434	Incl300	t0002850	Michael McAreavy	-68.00	-24.13	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Tuesday, September 27, 2016
12:58 PM

Concession Burn Off

Page 14

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month		
435	Inca100	noho4892	Steven Rajewski	-134.00	-134.00	-134.00	-134.00	-134.00	-134.00	-134.00	0.00	0.00	0.00	0.00	0.00
436	Incl100	t0002583	Ekaterina Krutova	-57.00	-57.00	-7.60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
437	Incl300	t0003050	Frank Von Zerneck	-250.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
438	Incl100	t0001952	Michael Hetland	-57.60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
439	Incl200	t0002592	Bruce Hanson	-126.00	-117.87	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
440	Incl200	t0003196	Samuel Gevorkyan	-61.00	-61.00	-61.00	-39.35	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
441	Incl200	t0003182	John Kenower	-86.00	-86.00	-45.87	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
442	Incl200	t0003339	Thomas Troy Russell	-111.00	-111.00	-111.00	-111.00	-111.00	-111.00	-53.71	0.00	0.00	0.00	0.00	0.00
443	Incl200	t0003606	Mathew Stone	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
444	Incl300	t0002848	Elliot Graeber	-98.00	-98.00	-98.00	-98.00	-98.00	-98.00	-98.00	-6.53	0.00	0.00	0.00	0.00
446	Incl300	noho9538	Gavin Mackillop	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
448	Inca100	t0002207	Christopher Molloy	-141.00	-141.00	-141.00	-141.00	-141.00	-141.00	-141.00	-141.00	-100.06	0.00	0.00	0.00
449	Incl100	t0003156	Jason Garretson	-34.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
450	Inca100	t0002133	Jessica Ramirez	-208.00	-208.00	-208.00	-208.00	-208.00	-208.00	-26.84	0.00	0.00	0.00	0.00	0.00
451	Incl100	t0003192	Stevan Hange	-55.00	-55.00	-27.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
452	Incl200	t0003499	Adam Holguin	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
453	Incl200	t0002223	Alicia Easter	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
454	Incl100	t0002853	Alicia Alford	-63.00	-63.00	-63.00	-63.00	-63.00	-63.00	-63.00	-42.00	0.00	0.00	0.00	0.00
455	Incl200	t0000085	Hector Realubit	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
456	Incl100	noho3332	Diane Johnston	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
457	Incl300	t0002136	Blake Paulson	-246.00	-246.00	-246.00	-246.00	-246.00	-131.79	0.00	0.00	0.00	0.00	0.00	0.00
458	Inca100	t0001688	Jon Brion c/o Provident Financial Management	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
459	Inca100	t0003110	Christine Envall	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
460	Incl300	t0003336	Derek Sayeg	-123.00	-123.00	-123.00	-123.00	-123.00	-123.00	-51.58	0.00	0.00	0.00	0.00	0.00
461	Incl200	t0003176	Lee Snijders	-61.00	-61.00	-26.43	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
462	Incl100	t0002450	Selin Kucuk	-45.00	-13.06	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
463	Incl200	noho9915	Bryan Cross	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
464	Incl100	t0003091	Randall Frank III	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
465	Incl200	t0002788	Artem Koren	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
466	Incl200	t0003469	Steve Hayles	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
468	Incl300	t0002854	Francis Antonio	-143.00	-143.00	-143.00	-143.00	-143.00	-143.00	-143.00	-38.13	0.00	0.00	0.00	0.00
470	Inca100	t0003085	Maria Rolim	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
471	Incl100	t0001778	Christopher Faville	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
472	Inca100	t0003288	Aminata Pankey	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
473	Incl100	t0003592	Joshua Allen	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
474	Inca100	t0003496	Sarah Ann Thomas	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
475	Incl200	t0002914	Inessa Alexandrova	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
476	Incl100	noho5887	Louis Houston	-125.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Tuesday, September 27, 2016
12:58 PM

Concession Burn Off

Lofts at NoHo Commons (noholfts)

As Of = 09/27/2016

Page 15

Unit	Unit Type	Resident	Name	Move In Date	Lease Start Date	Total Recurring Concessions	Current Lease Concessions	Current Lease Concessions Remaining	Concession End Date	Lease Term	Market Rent	Lease Rent	Current Month		
477	Incl200	t0002967	Edward Von Bevern	-250.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
478	Incl100	t0003082	Nekesha Hamilton	-2.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
479	Incl300	t0003474	Anita Shieh	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
480	Inca100	t0000220	Steven Fortuna	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
481	Incl200	t0001788	James Depietro	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
482	Incl200	t0001985	Frank Cullen	-82.20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
483	Incl200	t0003540	John Kafka	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
484	Incl100	t0003211	Andrea Torassa	-25.00	-25.00	-25.00	-21.77	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
485	Incl200	t0003131	Maja Keres	-61.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
486	Incl100	t0002790	Takuya Sakaguchi	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
489	Incl200	t0003260	Caroline Garner	-86.00	-86.00	-86.00	-86.00	-61.03	0.00	0.00	0.00	0.00	0.00	0.00	0.00
490	Incl200	t0002764	Donovan Farwell	-48.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
491	Incl200	t0003266	Oshin Pirijanian	-86.00	-86.00	-86.00	-86.00	-86.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
492	Incl200	t0001686	Alyssa Colby	-136.00	-136.00	-136.00	-136.00	-136.00	-136.00	-136.00	-18.13	0.00	0.00	0.00	0.00
493	Inca100	t0002239	Margarita Volkovinskaya	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
494	Incl300	t0001382	Roy Burns	-250.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
495	Incl200	t0001664	Gordon Sran	-129.00	-129.00	-129.00	-129.00	-129.00	-124.39	0.00	0.00	0.00	0.00	0.00	0.00
496	Incl200	t0002893	Matthew Cone	-27.00	-27.00	-27.00	-27.00	-27.00	-27.00	-27.00	-27.00	-27.00	0.00	0.00	0.00
497	Incl200	t0002997	Hakop Gevorkyan	-28.27	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Totals				**-27,174.88**	**-8,808.67**	**-7,310.43**	**-6,185.76**	**-5,323.07**	**-4,278.85**	**-2,184.09**	**-385.42**	**-145.35**	**0.00**	**0.00**	**0.00**

Tuesday, September 27, 2016
12:58 PM

Page 1

Tenant Prepayments

Status = Current

Property=noholfts

Description	Tran #	Date	Acct	Reference	Pre Payment Amount
noholfts					
126 t0003177 - Mnatsakanyan, Davit-Current					
:CHECKscan Payment	R-164264	09/01/2016	400150		188.29
Total 126 t0003177 - Mnatsakanyan, Davit-Current					**188.29**
127 t0003735 - Steffanina, Matthew-Current					
:CHECKscan Payment	R-166093	09/21/2016	400150		1,721.00
Total 127 t0003735 - Steffanina, Matthew-Current					**1,721.00**
202 t0003468 - Santizo, Juventino-Current					
:CHECKscan Payment	R-164889	09/03/2016	400150		24.42
Total 202 t0003468 - Santizo, Juventino-Current					**24.42**
209 noho8289 - Botelho, Curt-Current					
:CHECKscan Payment	R-163766	08/29/2016	400150		24.61
	R-165271	09/01/2016	400150		303.00
Total 209 noho8289 - Botelho, Curt-Current					**327.61**
245 noho5744 - Jacobson, Mary-Current					
:CHECKscan Payment	R-164883	09/03/2016	400150		90.37
Total 245 noho5744 - Jacobson, Mary-Current					**90.37**
266 noho3384 - Costello, James-Current					
:CHECKscan Payment	R-164898	09/03/2016	400150		228.77
Total 266 noho3384 - Costello, James-Current					**228.77**
330 noho4800 - Watson, Nakia-Current					
:CHECKscan Payment	R-164910	09/03/2016	400150		246.28
Total 330 noho4800 - Watson, Nakia-Current					**246.28**
335 t0003158 - Solis Jr., Carlos-Current					
Pre-Authorized Payment	R-164081	09/01/2016	400150		160.11
Total 335 t0003158 - Solis Jr., Carlos-Current					**160.11**
349 t0000600 - Williams, Brice-Current					
:CHECKscan Payment - Emily Blokker-Dalquist(r0000446)	R-164921	09/03/2016	400150		2.21
:CHECKscan Payment - Emily Blokker-Dalquist(r0000446)	R-164927	09/03/2016	400150		168.93
Total 349 t0000600 - Williams, Brice-Current					**171.14**
378 noho5800 - Bullock, Michelle-Current					

Tuesday, September 27, 2016
01:01 PM

Page 2

Tenant Prepayments

Status = Current

Property=noholfts

Description	Tran #	Date	Acct	Reference	Pre Payment Amount
:CHECKscan Payment	R-165470	09/15/2016	400150		39.04
Total 378 noho5800 - Bullock, Michelle-Current					**39.04**
Total noholfts					**3,197.03**
					3,197.03

Tuesday, September 27, 2016
01:01 PM

SCHEDULE 11.1.12
[Environmental Reports]

1.Preliminary Environmental Site Assessment – Phase I (October, 2006)